As filed with the Securities and Exchange Commission on April 24, 2017

File No. 333-216753

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN REAL ASSET INCOME AND GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Gifford R. Zimmerman

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.01 Par Value Per Share	20,530,427 Shares	$19.10(1)	$392,131,155.70	$45,448.00(2)

(1)	Net asset value per common share on April 19, 2017.
(2)	Transmitted prior to filing. A registration fee of $2.17 was paid in connection with the initial filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

NUVEEN

IMPORTANT NOTICE TO SHAREHOLDERS OF DIVERSIFIED REAL ASSET INCOME FUND (DRA) AND NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2017

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of Diversified Real Asset Income Fund (the “Target Fund”) or Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund”) in connection with the annual shareholder meetings of the Target Fund and the Acquiring Fund.

At the annual meetings, shareholders of the Funds will be asked to vote on the following proposals, as applicable:

•	(Target Fund only) the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”);

•	(Acquiring Fund only) the issuance of additional common shares in connection with the Reorganization pursuant to the Agreement and Plan of Reorganization; and

•	The election of members of each Fund’s Board of Trustees (each, a “Board”). (The list of specific nominees for each Fund is contained in the enclosed Joint Proxy Statement/Prospectus.)

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Proposals Regarding the Reorganization

Q.	Why has each Fund’s Board recommended the Reorganization?

A.	The Reorganization is part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products by combining two funds that have the same investment adviser and sub-adviser, the same investment objective, substantially similar investment policies and risks and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests). Based on information provided by Nuveen Fund Advisors, LLC, the investment adviser to each Fund, the proposed Reorganization is intended to benefit shareholders in a number of ways, including, among other things:

•	Fee and expense savings for each Fund, following the recoupment of Reorganization-related expenses borne by the Fund, through economies of scale and cost savings from Nuveen’s scaled governance platform, which may result in higher common share net earnings that, in turn, may support higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value. While management believes that a greater volume of shares may result in lower bid-ask spreads and narrower discounts over time, market and other factors besides trading volume also impact the discount and there is no assurance regarding the level of the Acquiring Fund’s discount following the Reorganization; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganization?

A.	Shareholders of the Target Fund will be asked to vote on an Agreement and Plan of Reorganization. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganization.

Q.	As a result of the Reorganization, will shareholders of the Target Fund receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganization, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders as of such time. Fractional shares will be aggregated and sold on the open market, and shareholders will receive cash in lieu of such fractional shares.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Reorganization. As a result of the Reorganization, including the issuance of additional common shares by the Acquiring Fund in connection with the Reorganization, shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization, and thus, shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Q.	How will the Reorganization impact fees and expenses?

A.

The pro forma expense ratio of the Acquiring Fund following the Reorganization, including the costs of leverage, expressed as a percentage of net assets as of December 31, 2016, is estimated to be approximately 5 basis points (0.05%) lower than the total expense ratio of the Target Fund before the Reorganization and approximately 14 basis points (0.14%) lower than the total

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expense ratio of the Acquiring Fund before the Reorganization. This comparison does not take into account Reorganization expenses borne by the Funds.

In connection with the closing of the Reorganization, the Acquiring Fund will adopt a revised fund-level management fee schedule that will result in a lower effective management fee rate at current asset levels. By applying the Acquiring Fund’s post-Reorganization management fee schedule to the larger asset base of the combined fund, the pro forma effective management fee rate payable by the Acquiring Fund following the Reorganization, expressed as a percentage of net assets as of December 31, 2016, is estimated to be approximately 3 basis points (0.03%) lower than the effective management fee rate payable by the Acquiring Fund before the Reorganization and the same as the effective management fee rate payable by the Target Fund before the Reorganization.

See the Comparative Fee Table on page 15 of the enclosed Joint Proxy Statement/Prospectus for more detailed information regarding fees and expenses.

Q.	Will Target Fund shareholders receive other benefits from the Reorganization?

A.	The Acquiring Fund’s common shares historically have traded at a narrower discount to net asset value in comparison to the Target Fund’s common shares. Target Fund shareholders will benefit from a higher market price relative to net asset value if the Acquiring Fund’s historically narrower discount is maintained following the proposed Reorganization. However, there can be no assurance that this benefit will be realized.

Q.	Will the Reorganization impact Fund distributions to shareholders?

A.	In considering the Reorganization, each Fund’s Board took into account information from the investment adviser indicating that, under current market conditions, the Reorganization is not expected to adversely impact distributions to shareholders and is expected to result in the same or higher distribution rates for shareholders of each Fund (as shareholders of the Acquiring Fund following the Reorganization) with the higher distribution rates, if any, resulting from fee and expense savings for both Funds through economies of scale, as a result of fixed costs being spread over a larger asset base, and cost savings from Nuveen’s scaled governance platform, whereby common Board administration and compliance costs are allocated among all funds in the Nuveen fund complex. Because the costs of the Reorganization will be borne by the Funds, and indirectly by each Fund’s shareholders, and will be allocated between the Funds based on the relative expected benefits of the Reorganization during the first year following the Reorganization, shareholders will realize the benefits of such fee and expense savings only after the recoupment of such Reorganization-related expenses.

Q.	Do the Funds have similar investment objectives, policies and risks?

Yes. The Funds have the same investment objective and substantially similar investment policies and risks. The investment objective of each Fund is to provide a high level of current income and long-term capital appreciation. Each Fund seeks to achieve its investment objective by investing in real asset related companies located anywhere in the world, with a focus on infrastructure and real estate companies’ securities. Real assets and real asset related investments are any tangible assets, as distinguished from financial assets, and generally

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include real estate, infrastructure and natural resources. For the Target Fund, real asset related investments also may include whole loans, loan participations and other mortgage-related interests. The investment portfolios of the Acquiring Fund and the Target Fund are substantially identical except for the Target Fund’s investments in whole loans and unsecured mortgage-related interests, which comprise six positions with an aggregate market value of approximately $18 million as of March 10, 2017. The Acquiring Fund currently has no holdings of such investments. In connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies. Such investments are expected to represent approximately 2.7% of the Acquiring Fund’s investment portfolio immediately following the Reorganization.

Each Fund actively manages its portfolio allocation among real asset sectors, with flexibility to invest across the capital structure—in any type of equity or debt securities offered by a particular company. Each Fund seeks to invest in income-producing securities that provide a balance of high current yield and long-term capital appreciation potential. Each Fund may invest in securities that are, at the time of investment, rated below investment grade or unrated but judged to be of equivalent quality by the portfolio managers (commonly referred to as “junk” bonds). Under normal conditions, no more than 40% of the Acquiring Fund’s managed assets may be invested in debt securities, at the time of investment, while the Target Fund is not subject to a percentage limit on investment in debt securities.

Each Fund may invest in companies located anywhere in the world. Each Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit.

In addition, each Fund employs a limited option writing strategy seeking to enhance the Fund’s risk-adjusted total returns over time. Each Fund also may utilize derivatives, including options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts. Each Fund may use derivatives to manage market or business risk, to enhance the Fund’s return or to hedge against adverse movements in currency exchange rates. Each Fund also employs leverage.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies” beginning on page 3 of the enclosed Joint Proxy Statement/Prospectus for more detailed information.

Q.	Do the Funds have the same investment adviser and sub-adviser?

A.	Yes. Nuveen Fund Advisors, LLC currently serves as the investment adviser to both the Acquiring Fund and the Target Fund, and Nuveen Asset Management, LLC, a wholly owned subsidiary of Nuveen Fund Advisors, LLC, currently serves as the sub-adviser to both the Acquiring Fund and the Target Fund. Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC will continue to serve as the investment adviser and sub-adviser, respectively, to the Acquiring Fund following the Reorganization.

Q.	Are the Funds overseen by the same Board of Trustees and officers?

A.	No. The Funds have different Board members. The Target Fund has four Board members, all of whom are not “interested persons.” The Acquiring Fund has twelve Board members, two of

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whom are affiliated with Nuveen Fund Advisors, LLC and are therefore “interested persons” and ten of whom are not interested persons. The members of the Acquiring Fund’s Board have adopted a unitary board structure whereby they oversee all funds in the Nuveen fund complex (other than the Target Fund). Pursuant to the Target Fund’s by-laws, each member of the Target Fund’s Board serves a single year term and stands for election each year. Pursuant to the Acquiring Fund’s by-laws, the Acquiring Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of the Acquiring Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

All individuals who serve as officers of the Acquiring Fund also serve as officers of the Target Fund; however, there are four individuals who serve as officers of the Target Fund but who do not serve as officers of the Acquiring Fund. For more information about the Target Fund’s Board members and officers, see “Proposal No. 3” beginning on page 62 of the enclosed Joint Proxy Statement/Prospectus, and for more information about the Acquiring Fund’s Board members and officers, see “Proposal No. 4” beginning on page 74 of the enclosed Joint Proxy Statement/Prospectus.

Q.	Does the Reorganization constitute a taxable event for Target Fund shareholders?

A.	No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. However, because the Target Fund’s current portfolio composition is substantially identical to that of the Acquiring Fund (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests), it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s annual meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain the requisite shareholder approval or satisfy (or obtain the waiver of) its closing

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conditions. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?

A.	Yes. Shareholders will indirectly bear the costs of the Reorganization, whether or not the Reorganization is consummated. The total costs of the Reorganization are estimated to be $740,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization.

The estimated allocation of the costs between the Funds is as follows: $75,000 (0.04%) for the Acquiring Fund and $665,000 (0.20%) for the Target Fund (all percentages are based on average net assets for the twelve (12) months ended December 31, 2016). The allocation of the costs of the Reorganization will be based on the relative expected benefits of the Reorganization during the first year following the Reorganization, including forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganization. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganization?

A.	If shareholder approvals and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about July 10, 2017, or as soon as practicable thereafter.

Q.	How does each Fund’s Board recommend that shareholders vote on the Reorganization?

A.	After careful consideration, each Fund’s Board has determined that the Reorganization is in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 612-5814 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

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Q.	How do I vote my shares?

A.	You may vote over the Internet, by mail or telephone or in person by attending your Fund’s Annual Meeting:

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•

To vote in person, if you own shares directly with your Fund, you may attend your Fund’s annual meeting and vote in person, or you may execute a proxy designating a representative to attend the annual meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend your Fund’s annual meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of the annual meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of your Fund’s annual meeting is set forth on the enclosed notice of meeting for your Fund.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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[•], 2017

DIVERSIFIED REAL ASSET INCOME FUND (DRA)

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2017

To the Shareholders:

Notice is hereby given that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Diversified Real Asset Income Fund (the “Fund”) will be held at the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, May 31, 2017, at 2:00 p.m. Central time, for the following purposes:

•

Agreement and Plan of Reorganization. The shareholders of the Fund will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund would: (i) transfer substantially all of its assets to Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Fund; (ii) distribute such newly issued common shares of the Acquiring Fund to the shareholders of the Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

•

Election of Board Members for the Fund. Four (4) Board Members are to be elected by shareholders of the Fund. Board members Kedrowski, Gibson, Riederer and Wade are nominees for election by shareholders.

•	To transact such other business as may properly come before the Annual Meeting.

Shareholders of the Fund are being solicited to vote on the election of four (4) Board Members at the Annual Meeting so that the Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Agreement and Plan of Reorganization is not approved by the Fund’s shareholders or the reorganization is not consummated in a timely manner.

Only shareholders of record of the Fund as of the close of business on April 10, 2017 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

1

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

2

[•], 2017

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2017

To the Shareholders:

Notice is hereby given that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Real Asset Income and Growth Fund (the “Fund”) will be held at the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, May 31, 2017, at 2:00 p.m. Central time, for the following purposes:

•

Approval of Issuance of Additional Shares by the Fund. In connection with an Agreement and Plan of Reorganization, whereby Diversified Real Asset Income Fund (the “Target Fund”) will be reorganized into the Fund, the shareholders of the Fund will vote to approve the issuance of additional common shares of the Fund.

•

Election of Board Members for the Fund. Four (4) Class II Board Members are to be elected by shareholders of the Fund. Board Members Adams, Kundert, Nelson and Toth are nominees for election by shareholders.

•	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of the Fund as of the close of business on April 10, 2017 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED APRIL 24, 2017

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

DIVERSIFIED REAL ASSET INCOME FUND (DRA)

AND

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2017

This Joint Proxy Statement/Prospectus is being furnished to shareholders of Diversified Real Asset Income Fund (the “Target Fund” or a “Fund”) and shareholders of Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund” or a “Fund”), each, a diversified, closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” and each trustee, a “Board Member”) for use at each Fund’s 2017 Annual Meeting of Shareholders to be held at the offices of Nuveen (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, May 31, 2017, at 2:00 p.m. Central time for the Target Fund and on Wednesday, May 31, 2017, at 2:00 p.m. Central time for the Acquiring Fund, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Funds are organized as Massachusetts business trusts. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [•], 2017. For each Fund, shareholders of record as of the close of business on April 10, 2017 are entitled to notice of and to vote at the Fund’s Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Fund’s Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Fund’s Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending an Annual Meeting will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund in light of the similar matters being considered and voted on by shareholders.

At the Target Fund’s Annual Meeting, shareholders of the Target Fund will be asked to approve Proposal No. 1 relating to the Reorganization and Proposal No. 3 relating to the election of Board Members, each as described below. At the Acquiring Fund’s Annual Meeting, shareholders of the Acquiring Fund will be asked to approve Proposal No. 2 relating to the Reorganization and Proposal No. 4 relating to the election of Board Members, each as described below.

Reorganization Proposals

Proposal No. 1.	(Target Fund only) To approve the Agreement and Plan of Reorganization.

Proposal No. 2.	(Acquiring Fund only) To approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization.

Board Member Election Proposals

Proposal No. 3.	(Target Fund only) To elect four (4) Board Members.

Proposal No. 4.	(Acquiring Fund only) To elect four (4) Class II Board Members.

Shareholders of the Target Fund are being solicited to vote on the election of four (4) Board Members at the Annual Meeting so that the Target Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Agreement and Plan of Reorganization is not approved by the Target Fund’s shareholders or the reorganization is not consummated in a timely manner.

A quorum of shareholders is required to take action at each Annual Meeting. A majority (more than 50%) of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. “Broker non-votes” are shares held by a broker or nominee for which the broker or nominee returns a valid proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares. For purposes of voting on a proposal, abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor or against a proposal or an adjournment or postponement of an Annual Meeting.

With respect to each proposal, the voting requirements and effect of broker non-votes are as follows:

Proposal No. 1.	Proposal No. 1, the Target Fund’s Reorganization proposal, is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the proposal. Because the approval of Proposal No. 1 requires that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal No. 2.	Proposal No. 2, the Acquiring Fund’s Reorganization proposal, is required to be approved by the affirmative vote of a majority (more than 50%) of the votes cast by Acquiring Fund common shareholders on the proposal, provided a quorum is present. Because the approval of Proposal No. 2 does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 3.	With respect to Proposal No. 3, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Target Fund’s common shares present and entitled to vote on the proposal will be required to elect the Board Members of the Target Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 4.	With respect to Proposal No. 4, the affirmative vote of a plurality (the greatest number of affirmative votes) of the Acquiring Fund’s common shares present and entitled to vote on the proposal will be required to elect the Board Members of the Acquiring Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Fund’s Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposals Nos. 3 and 4 are “routine” matters, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 3 or 4, as applicable, in the discretion of such broker-dealer firms, but not with respect to Proposal No. 1 or 2, as applicable.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For both the Target Fund and the Acquiring Fund, those persons who were shareholders of record as of the close of business on April 10, 2017 will be entitled to one vote for each common share held and a proportionate fractional vote for each fractional common share held.

As of April 10, 2017, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Acquiring Fund (JRI)	9,752,650
Target Fund (DRA)	17,835,395

(1)	The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The proposed reorganization is part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products by combining two funds that have the same investment adviser and sub-adviser, the same investment objective, substantially similar investment policies and risks and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests).

The reorganization of the Target Fund into the Acquiring Fund pursuant to the terms of the Agreement and Plan of Reorganization (the “Reorganization”) is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common shares. The issuance of additional common shares of the Acquiring Fund in connection with the Reorganization is required to be approved by the affirmative vote of a majority of the votes cast on the proposal, provided a quorum is present. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company, with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s Annual Meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganization, dated [•], 2017 (the “Reorganization SAI”);

(2)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2016 (File No. 811-22658);

(3)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended May 31, 2016 (File No. 811-22936); and

(4)	the unaudited financial statements for the Target Fund contained in the Target Fund’s Semi-Annual Report for the fiscal period ended November 30, 2016 (File No. 811-22936).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the applicable Fund by calling (800) 257-8787 or by writing the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in connection with the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2017

DIVERSIFIED REAL ASSET INCOME FUND (DRA)

AND

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

PROPOSAL NO. 1—REORGANIZATION OF THE TARGET FUND INTO

THE ACQUIRING FUND

(SHAREHOLDERS OF THE TARGET FUND ONLY)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganization. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganization

The Target Fund’s Board has determined that the Reorganization is in the best interests of the Target Fund. The Acquiring Fund’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund. Each Fund’s Board considered the Reorganization as part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and the Target Fund have the same investment adviser and sub-adviser, the same investment objective, substantially similar investment policies and risks and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests).

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, the Reorganization is intended to benefit Fund shareholders in a number of ways, including, among other things:

•

Fee and expense savings for each Fund, following the recoupment of Reorganization-related expenses borne by the Fund, through economies of scale and cost savings from Nuveen’s scaled governance platform, which may result in higher common share net earnings that, in turn, may support higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value. While management believes that a greater volume of shares may result in lower bid-ask spreads and narrower discounts over time, market and other factors besides trading volume also impact the discount and there is no assurance regarding the level of the Acquiring Fund’s discount following the Reorganization; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s Annual Meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Target Fund Board’s considerations regarding the approval of the Reorganization, see “C. Information About the Reorganization—Target Fund Board’s Reasons for the Reorganization.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Target Fund is not expected to recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund common shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a shareholder of the Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. However, since the Target Fund’s current portfolio composition is substantially identical to that of the Acquiring Fund (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests), it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund). See “C. Information About the Reorganization—Material Federal Income Tax Consequences of the Reorganization.”

Comparison of the Acquiring Fund and the Target Fund

General. The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 10, 2012	Massachusetts	business trust
Target Fund	January 21, 2014	Massachusetts	business trust

Capitalization—Shares
Fund	Authorized Common Shares	Common Shares Outstanding(1)	Par Value Per Common Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed	Authorized Preferred Shares	Preferred Shares Outstanding
Acquiring Fund	unlimited	9,752,650	$0.01	none	none	NYSE	unlimited	none
Target Fund	unlimited	17,835,395	$0.01	none	none	NYSE	unlimited	none

(1)	As of April 10, 2017.

Each Fund’s common shares are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. As closed-end investment companies, the common shares of the Funds are not redeemable.

The Funds also have similar dividend policies with respect to the payment of dividends on their common shares. See “C. Information About the Reorganization—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund—Distributions.”

Investment Objectives and Policies. The Funds have the same investment objective and substantially similar investment policies and risks. The investment objective of each Fund is to provide a high level of current income and long-term capital appreciation. Each Fund seeks to achieve its investment objective by investing in real asset related companies located anywhere in the world, with a focus on infrastructure and real estate companies’ securities. Real assets and real asset related investments are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. For the Target Fund, real asset related investments also may include whole loans, loan participations and other mortgage-related interests. The investment portfolios of the Acquiring Fund and the Target Fund are substantially identical except for the Target Fund’s investments in whole loans and unsecured mortgage-related interests, which comprise six positions with an aggregate market value of approximately $18 million as of March 10, 2017. The Acquiring Fund currently has no holdings of such investments. In connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies. Such investments are expected to represent approximately 2.7% of the Acquiring Fund’s investment portfolio immediately following the Reorganization.

Each Fund actively manages its portfolio allocation among real asset sectors with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. Each Fund seeks to invest in income-producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential.

Under normal conditions, the Target Fund will invest at least 80% of its Managed Assets (as defined below) in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participations and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that invest primarily in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

Under normal market conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in equity and debt securities issued by real asset related companies located anywhere in the world. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

For purposes of the Funds’ respective policies of investing at least 80% of their Managed Assets in certain investments, as described above, the Target Fund’s definition of “real asset related investments” includes whole loans, loan participations and other mortgage-related interests, while the Acquiring Fund’s definition of “real asset related companies” does not include these investments. Except for this difference, the Funds’ 80% policies are substantially the same.

As a result of the Target Fund’s focus on “real asset related investments” and the Acquiring Fund’s focus on “real asset related companies,” each Fund’s investments will be concentrated in the infrastructure sector, which includes investments related to the energy, telecommunications, utilities and materials sectors, and the real estate sector. In addition, each Fund’s fundamental investment restriction on industry concentration provides that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups.

To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, reverse repurchase agreements and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

Each Fund invests in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities, warrants, rights, depositary receipts, exchange–traded notes (“ETNs”), shares of other registered investment companies (including exchange-traded funds (“ETFs”)), equity securities issued by real estate investment trusts (“REITs”) and equity interests in master limited partnerships (“MLPs”). Debt securities in which the Funds may invest include corporate debt instruments, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and debt securities issued by MLPs and REITs. Each Fund may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. MBS and CMBS in which a Fund invests will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Each Fund does not currently invest in any asset-backed securities (“ABS”); however, to the extent that a Fund does invest in ABS, such ABS will be offered by an issuer of real estate and/or infrastructure securities.

Each Fund may invest in companies located anywhere in the world. Each Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Funds will not hedge such non-U.S. currencies exposures, unless for defensive purposes, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the sub-adviser to each Fund, determines that it is in the best interests of shareholders to hedge non-U.S. currency exposure or increase allocations to U.S. securities. Each Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Under normal conditions, the Acquiring Fund will invest at least 25% of its Managed Assets in the securities of non-U.S. issuers, while the Target Fund is not subject to any such minimum investment. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Under normal market conditions, no more than 40% of the Acquiring Fund’s Managed Assets may be invested in debt securities, at the time of investment, while the Target Fund is not subject to a percentage limitation on investment in debt securities.

Under normal conditions, all of the debt securities of each Fund may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of each Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation does not apply to the Target Fund with respect to any investments in whole loans, loan participations or other mortgage-related interests).

Individual security ratings are based on information from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and/or Fitch Ratings Inc. (“Fitch”). For purposes of investment rating limitations in this Joint Proxy Statement/Prospectus, a security is considered to have the highest rating assigned to it by a nationally recognized statistical rating agency (“NRSRO”). In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

Unlike the Acquiring Fund, the investment portfolio of the Target Fund contains whole loans. Whole loans are entire ownership interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. An installment sales contract is an agreement by a seller to deliver a deed to property when certain conditions have been met, such as the completion of payment by the purchaser. Payments typically include an initial down payment with the balance being paid in installments over a period of time. Loan participations are fractional interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. Payments of principal and interest on each underlying mortgage loan or installment sales contract are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each loan participation holder its proportionate share of such payments in accordance with each holder’s percentage interest in the underlying mortgage or installment sales contract.

Each Fund employs, to a limited extent, an integrated and dynamic option writing strategy focused on securities issued by real asset related companies (the “Options Strategy”) that seeks to enhance the Fund’s risk-adjusted total returns over time.

Each Fund may enter into derivative instruments to manage market or business risk, enhance return, hedge certain risk of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts or other derivative instruments.

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

During temporary defensive periods or in order to keep cash fully invested, the Funds may deviate from their investment policies and objective. During such periods, a Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

Each of the foregoing investment policies of the Funds, including each Fund’s investment objective and policy of investing at least 80% of its Managed Assets in certain investments, is a non-fundamental investment policy that can be changed by the Fund’s Board without a shareholder vote. However, each Fund’s investment objective and 80% policy may be changed by the Board only following the provision of 60 days’ prior notice to shareholders.

The Funds have the same fundamental investment restrictions, except that (i) the Target Fund’s fundamental investment restriction relating to the purchase or holding of, or dealing in, real estate expressly provides that whole loans, loan participations and other mortgage-related interests do not constitute real estate or interests in real estate for purposes of that restriction, and (ii) the Acquiring Fund, but not the Target Fund, has a fundamental investment restriction prohibiting investment in collateralized debt obligations or collateralized loan obligations. (As a non-fundamental investment policy, the Target Fund, under normal conditions, will not invest in collateralized debt obligations or collateralized loan obligations.) See “Investment Restrictions” in the Reorganization SAI.

The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. All of the Funds’ other investment policies, including as noted above, are non-fundamental and can be changed by the Board without a vote of the shareholders.

Portfolio Turnover. Each of the Funds may engage in portfolio trading when considered appropriate, but short-term trading is not used as a primary means of achieving a Fund’s investment objective. Although the Funds cannot accurately predict their annual portfolio turnover rates, the annual portfolio turnover rate of each Fund is generally not expected to exceed 200% under normal circumstances. However, there are no limits on the Funds’ rates of portfolio turnover, and investments may be sold without regard to length of time held when, in the Sub-Adviser’s opinion, investment considerations warrant such action.

For the fiscal year ended December 31, 2016, the portfolio turnover rate of the Acquiring Fund was 107%. For the fiscal year ended May 31, 2016, the portfolio turnover rate of the Target Fund was 87%.

Leverage. Each Fund may obtain leverage through either borrowings, issuance of preferred shares, reverse repurchase agreements or certain derivative or other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. Currently, each Fund employs financial leverage through bank borrowings. In addition, the Target Fund obtains effective leverage through the use of total return swaps.

Certain important ratios related to each Fund’s use of leverage as of each Fund’s last three fiscal year ends (where applicable) are set forth below:

	Fiscal Year Ended December 31
Acquiring Fund	2016	2015	2014
Asset Coverage Ratio(1)	340.79%	326.52%	338.09%
Regulatory Leverage Ratio(2)	29.34%	30.63%	29.58%
Effective Leverage Ratio(3)	29.34%	30.63%	29.58%

	Fiscal Year Ended May 31
Target Fund	2016	2015
Asset Coverage Ratio(1)	346.40%	340.49%
Regulatory Leverage Ratio(2)	28.87%	29.37%
Effective Leverage Ratio(3)	28.87%	29.37%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities representing indebtedness, bears to the aggregate amount of senior securities representing indebtedness issued by the Fund.
(2)	Regulatory leverage consists of borrowings of a Fund. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of the Target Fund’s use of total return swaps, in addition to any regulatory leverage, are included in effective leverage ratios.

The timing, amount and terms of any leverage are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Changes in the timing, amount or terms of leverage may impact the fees and expenses of the Funds.

Board Members and Officers. The Funds have different Board Members. The management of each Fund, including general oversight of the duties performed by the investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. The Target Fund has four (4) Board Members, all of whom are not “interested persons”, as defined in the 1940 Act. The Acquiring Fund has twelve (12) Board Members, two (2) of whom are “interested persons,” as defined in the 1940 Act, and ten (10) of whom are not interested persons. The names and business addresses of the Board Members of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 3—The Election of Board Members” for the Board Members of the Target Fund and “Proposal No. 4—The Election of Board Members” for the Board Members of the Acquiring Fund.

Pursuant to the Target Fund’s by-laws, each member of the Target Fund’s Board serves a single year term and stands for election each year.

Pursuant to the Acquiring Fund’s by-laws, the Acquiring Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of the Acquiring Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

The members of the Acquiring Fund’s Board have adopted a unitary board structure whereby they oversee all funds in the Nuveen fund complex (other than the Target Fund). In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. The Acquiring Fund’s Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Acquiring Fund’s Board’s influence and oversight over the Adviser and other service providers.

All individuals who serve as officers of the Acquiring Fund also serve as officers of the Target Fund; however, there are four individuals who serve as officers of the Target Fund but who do not serve as officers of the Acquiring Fund. Information regarding the officers of the Funds is set forth under “Proposal No. 3—The Election of Board Members—Fund Officers” for the officers of the Target Fund and “Proposal No. 4—The Election of Board Members—Fund Officers” for the officers of the Acquiring Fund.

Investment Adviser. Nuveen Fund Advisors, the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2016, Nuveen managed approximately $882 billion in assets, of which approximately $126 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (each, a “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, the Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until July 1, 2017 and the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2017. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended May 31, 2016, the effective management fee rate of the Target Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was 0.95%. For the fiscal year ended December 31, 2016, the effective management fee rate of the Acquiring Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), was 0.96%.

The current annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Fund-Level Fee Schedule for the Target Fund

Average Total Daily Managed Assets(1)	Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $250 million	0.7750%
For the next $500 million	0.7625%
Over $1 billion	0.7500%

(1)	For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Managed Assets(1)	Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750%
For the next $500 million	0.7500%
For the next $500 million	0.7250%
Over $2 billion	0.7000%

(1)	For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

In connection with the closing of the Reorganization, the Acquiring Fund will adopt a revised fund-level management fee schedule that will result in a lower effective management fee rate at current asset levels. Following the closing of the Reorganization, the annual fund-level fee rate for the Acquiring Fund, payable monthly, will be calculated according to the following schedule:

Post-Reorganization Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Managed Assets(1)	Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $250 million	0.7750%
For the next $500 million	0.7625%
For the next $500 million	0.7500%
For the next $500 million	0.7250%
Over $2 billion	0.7000%

(1)	For this purpose, “managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

By applying the Acquiring Fund’s post-Reorganization management fee schedule to the larger asset base of the combined fund, the pro forma effective management fee rate payable by the Acquiring Fund following the Reorganization, expressed as a percentage of net assets as of December 31, 2016, is estimated to be approximately 3 basis points (0.03%) lower than the effective management fee rate payable by the Acquiring Fund before the Reorganization and the same as the effective management fee rate payable by the Target Fund before the Reorganization.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of December 31, 2016, the complex-level fee rate for each Fund was 0.1625%.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage, but does not include the notional value of the Target Fund’s total return swaps. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 50% of the management fee, net of any expense reimbursement and supplemental platform service.

A discussion of the basis for the most recent approval of the Target Fund’s Investment Management Agreement and Sub-Advisory Agreement by the Target Fund’s Board is included in the Target Fund’s Semi-Annual Report for the reporting period ended November 30, 2016. A discussion of the basis for the most recent approval of the Acquiring Fund’s Investment Management Agreement and Sub-Advisory Agreement by the Acquiring Fund’s Board is included in the Acquiring Fund’s Semi-Annual Report for the reporting period ended June 30, 2016.

Portfolio Management. As each Fund’s sub-adviser, Nuveen Asset Management is responsible for the investment of each Fund’s Managed Assets. Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, Tryg T. Sarsland and John G. Wenker serve as portfolio managers to the Target Fund. Mr. Rosenberg, Mr. Schmitz, Ms. Langenfeld and Mr. Sarsland serve as portfolio managers of the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the consummation of the Reorganization.

Jay L. Rosenberg is a Managing Director at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. He entered the financial services industry in 1995 and joined FAF Advisors, Inc. in 2005 and was named Lead Portfolio Manager of the Real Estate Securities strategy in 2006. He joined Nuveen Asset Management as Managing Director and Lead Portfolio Manager of the Real Estate Securities and Global Infrastructure strategies on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business. In September 2011, he was named Lead Portfolio Manager of the Real Asset Income strategy and in May 2014, he was named Head of Investments for Real Assets.

Jeffrey T. Schmitz, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. He entered the financial services industry in 1987 and joined FAF in 2006 as Senior Credit Analyst. He joined Nuveen Asset Management on January 1, 2011 as Vice President and Co-Portfolio Manager of the High Yield Bond strategy in connection with the firm’s acquisition of a portion of FAF’s asset management business. In September 2011, he was named Co-Portfolio Manager of the Real Asset Income strategy.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Tryg T. Sarsland is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the Target Fund and the Acquiring Fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management as Vice President and Portfolio Manager Associate in 2011. In December 2012, he was named Co-Portfolio Manager of the Global Infrastructure strategy. In March 2014, he was named Senior Vice President and in April 2016, he was named Co-Portfolio Manager of the Real Asset Income strategy.

John G. Wenker is a Managing Director, Head of Real Assets, and a portfolio manager for the Target Fund. Mr. Wenker serves in a strategic role as head of real assets, which includes the firm’s equity and debt real estate products and its global infrastructure strategy. He is the lead manager of the firm’s Real Estate Debt product and co-lead manager of the Real Estate Securities strategy, which invests primarily in equity REITs. Mr. Wenker started working in the financial services industry in 1983 as a mortgage banker at Norwest Mortgage and then as a public finance investment banker focused on housing and government projects for Miller & Schroeder Financial. He also worked for the Minneapolis Community Development Agency managing several of its finance departments including the commercial real estate and housing revenue bond programs. Mr. Wenker joined FAF in 1992 as a portfolio manager for four real estate debt closed-end funds. He joined Nuveen Asset Management in January 2011.

The Reorganization SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds, as applicable.

Comparative Risk Information

Because the Funds have the same investment objective, substantially similar investment policies and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests), the Funds are subject to similar risks. However, because the Target Fund has historically invested in whole loans, there are certain differences. The risks associated with an investment in each Fund include:

•

Investment and Market Risk; Market Discount to Net Asset Value Risk. An investment in each Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by a Fund. Shares of closed-end investment companies, like the Funds, frequently trade at a discount to their net asset values. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the

Fund level) or through certain derivative investments held in the Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased share net income, but there is no assurance that a Fund’s leveraging strategy will be successful.

•	Common Stock Risk. Common stock returns often have experienced significant volatility.

•

Infrastructure and Real Estate Concentration Risk. Each Fund’s investments are concentrated in issuers of infrastructure and real estate securities. Because each Fund is concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect a Fund, and the performance of infrastructure and real estate issuers may lag behind the broader market as a whole. Also, each Fund’s concentration in infrastructure and real estate may subject the Fund to a variety of risks associated with such companies.

•

Infrastructure Related Securities Risk. Each Fund’s investments in infrastructure related securities will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Investments in infrastructure related securities are also subject to technological risk, developing industries risk, regional risk, strategic asset risk, environmental risk, political and expropriation risk, operational risk, regulatory risk, interest rate risk and inflation risk.

•

Real Estate Related Securities Risk. Real estate related securities, including REIT securities, derive their values from real property values and incomes from real property, and real property values and incomes may decline. These securities have been subject to substantial fluctuations and declines in the past and may continue to be in the future.

•	Below Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

•	Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk.

•

Non-U.S. Securities Risk; Emerging Markets Risk; Foreign Currency Risk. Investments in non-U.S. securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets. Each Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers.

•

Mortgage-Backed Securities Risk. Investing in mortgage-backed securities entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

•	Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Investing in whole loans and loan participations subjects a Fund to the credit risks of the individual borrowers, and these instruments are generally not backed by any government guarantee or private credit enhancement. The Target Fund’s investment portfolio currently includes whole loans and unsecured mortgage-related interests, while the Acquiring Fund currently has no holdings of such investments. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

•

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights to not carry the right to dividends or voting rights with respect to their underlying securities, do not represent any rights in the assets of the issuer and may be considered speculative.

•

Options Strategy Risk. The value of call options sold (written) by a Fund will fluctuate. A Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.

•

Fixed-Income Securities Risk (Interest Rate Risk, Issuer Credit Risk, Call Risk). Fixed-income securities such as bonds and preferred, convertible and other debt securities will decline in value if market interest rates rise. Issuer credit risk is the risk that a security in a Fund’s portfolio will fail to make principal or interest payments when due. Call risk is the risk that issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

•

Derivatives Risk. Derivative instruments, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

•

Convertible Securities Risk. Convertible securities have risks of both equity and debt securities and, as a result, are exposed to certain additional risks. The price of convertible securities will be influenced by interest rates (generally declining when interest rates rise) as well as by the market value of the common stock and the conversion price.

•

Exchange-Traded Funds Risk. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. To the extent a Fund invests in the securities of an ETF, the Fund will bear its pro rata portion of the ETF’s expenses, including advisory fees.

•

Exchange-Traded Notes Risk. ETNs are subject to the risk that the value of the underlying index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. In addition, a liquid secondary market for any particular ETF might not be established or maintained.

•

Master Limited Partnerships Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. The value of any investment by a Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for U.S. federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation.

•

Frequent Trading Risk. Each Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

•

Other Investment Companies Risk. An investment in the securities of another investment company will expose a Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, a Fund’s shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund.

The principal risks of investing in the Funds are described in more detail below. See “B. Risk Factors” on page 17 for additional information regarding risks.

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for the Acquiring Fund’s fiscal year ended December 31, 2016, the Target Fund’s six-month semi-annual period ended November 30, 2016 (annualized) and the pro forma expenses for the twelve (12) months ended December 31, 2016, for the Acquiring Fund following the Reorganization.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Diversified Real Asset Income Fund	Nuveen Real Asset Income and Growth Fund	Nuveen Real Asset Income and Growth Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets)
Management Fees	1.32%	1.35%	1.32%
Interest Expense on Borrowings(3)	0.55%	0.56%	0.56%
Other Expenses(4)	0.22%	0.27%	0.16%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%

Total Annual Expenses	2.11%	2.20%	2.06%

(1)	Annual Expenses (as a percentage of net assets) for Diversified Real Asset Income Fund are based on the expenses of that Fund for the six-month semi-annual period ended November 30, 2016 (annualized). Annual Expenses (as a percentage of net assets) for Nuveen Real Asset Income and Growth Fund are based on the expenses of that Fund for the fiscal year ended December 31, 2016. Annual Expenses (as a percentage of net assets) for Nuveen Real Asset Income and Growth Fund Pro Forma are based on the expenses of Diversified Real Asset Income Fund and Nuveen Real Asset Income and Growth Fund for the twelve (12) months ended December 31, 2016.

(2)	Pro Forma figures reflect the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization. Pro Forma expenses do not include the expenses to be borne by the shareholders of the Funds in connection with the Reorganization, which are estimated to be $75,000 (0.04%) for Nuveen Real Asset Income and Growth Fund and $665,000 (0.20%) for Diversified Real Asset Income Fund. All percentages are based on average net assets for the twelve (12) months ended December 31, 2016.
(3)	Interest Expense on Borrowings reflects the actual borrowing expenses incurred by Diversified Real Asset Income Fund during the six (6)-month semi-annual period ended November 30, 2016 (annualized) and by Nuveen Real Asset Income and Growth Fund during the twelve (12) months ended December 31, 2016. The timing, amount and terms of any leverage are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Changes in the timing, amount or terms of leverage may impact the fees and expenses of Nuveen Real Asset Income and Growth Fund.
(4)	Other Expenses are estimated based on actual expenses from the prior fiscal period.

The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses, and your actual expenses may be higher or lower. However, based on the assumptions discussed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Diversified Real Asset Income Fund	$21	$66	$113	$244
Nuveen Real Asset Income and Growth Fund	$22	$69	$118	$253
Nuveen Real Asset Income and Growth Fund Pro Forma	$21	$65	$111	$239

Comparative Performance Information

Comparative total return performance for the Funds for periods ended December 31, 2016:

	Average Annual Total Return on Net Asset Value		Average Annual Total Return on Market Value
	One Year	Since Inception	One Year	Since Inception
Diversified Real Asset Income Fund(1)	9.44%	3.78%	9.62%	2.09%
Nuveen Real Asset Income and Growth Fund(2)	12.82%	10.39%	12.37%	7.14%

(1)	Since inception returns are from September 8, 2014.
(2)	Since inception returns are from April 25, 2012.

Average Annual Total Return on Net Asset Value is the combination of changes in share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions, if applicable.

Because the Funds have the same investment objective, substantially similar investment policies and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests), the Funds are subject to similar risks. Because the Target Fund invests in whole loans and unsecured mortgage-related interests while the Acquiring Fund does not currently hold such investments, an investment in the Target Fund is subject to whole loans, loan participations and other mortgage-related interests risk but an investment in the Acquiring Fund is not currently subject to that risk. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

The risks associated with an investment in each Fund are discussed below:

General Risks of Investing in the Funds

Investment and Market Risk. An investment in the shares of a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the underlying securities owned by the Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the value of the securities held by a Fund could be materially and adversely affected by an economic downturn or prolonged recession. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase. The shares of each Fund are designed primarily for long-term investors, and you should not view either Fund as a vehicle for trading purposes.

Market Discount to Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods may trade at prices lower than net asset value. Because the market price of a Fund’s shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities.

Leverage Risk. The use of leverage creates special risks for shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the shares. If the value of a Fund’s portfolio declines while the Fund is using leverage, the net asset value per share will decline by a greater amount than if leverage were not used. Each

Fund may obtain leverage through either borrowings, issuance of preferred shares, reverse repurchase agreements or certain derivative or other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from certain derivatives and other portfolio techniques. Each Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings.

Each Fund will pay (and shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the net asset value of the shares. The Acquiring Fund may in the future, based on its assessment of market conditions, increase or decrease its level of leverage or change the types of leverage employed. Such changes may impact net investment income and the market value of shares. There can be no assurance that the Acquiring Fund will maintain the types or levels of leverage historically used or that the Acquiring Fund’s leverage strategy will be successful. The amount of fees paid to Nuveen Fund Advisors (which in turn pays a portion of its fees to Nuveen Asset Management) for investment advisory services will be higher if the Acquiring Fund uses leverage because the advisory fees of the Acquiring Fund will be calculated based on the Acquiring Fund’s managed assets—this may create an incentive for Nuveen Fund Advisors and Nuveen Asset Management to leverage the Acquiring Fund.

If and for so long as a Fund has preferred shares outstanding, the Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price. Neither Fund currently has preferred shares outstanding.

Common Stock Risk. The Funds may have exposure to common stocks. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Infrastructure and Real Estate Concentration Risk. Each Fund’s investments are concentrated in the infrastructure and real estate sectors. Because each Fund is concentrated in such sectors, each Fund may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect a Fund, and the performance of infrastructure and real estate companies may lag behind the broader market as a whole. Also, a Fund’s concentration in the infrastructure and real estate sectors may subject the Fund to risks associated with companies in those sectors.

Infrastructure Related Securities Risk.

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General. Each Fund invests significantly in infrastructure related securities, which will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

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Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

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Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.

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Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.

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Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

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Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

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Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.

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Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

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Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the United States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

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Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

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Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Each Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Below Investment Grade Risk. Debt instruments rated below investment grade are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield debt,” which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for instruments rated below investment grade may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security. Distressed and defaulted securities generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

Preferred Stock Risk. Generally, preferred stockholders have no voting rights with respect to the election of the directors of the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have such voting rights. As a result, while a holder of preferred stock bears many of the same economic risks as a holder of common stock, a holder of preferred stock has a significantly lower level of influence over the issuing company than a holder of common stock. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks in addition to those presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets; potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible governmental seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease a Fund’s return. These risks are more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one region and to the extent that a Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with each Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Each Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, each Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. See “Federal Income Tax Matters” in the Reorganization SAI.

Emerging Markets Risk. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in securities denominated in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may in the future have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of securities issued by companies in those countries.

Foreign Currency Risk. Because each Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that a Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. Each Fund does not currently expect to enter into foreign currency hedging transactions. However, each Fund may enter into foreign currency transactions in an attempt to mitigate risks and enhance total return. Such transactions, if undertaken, may further expose the Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Mortgage-Backed Securities Risk. A mortgage-backed security (“MBS”) (including a commercial mortgage-backed security, or a “CMBS”) may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities, as was the case during the recession of 2007–2009. Mortgage-backed securities are subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, including essentially each CMBS, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Whole loans and loan participations represent undivided (in the case of the whole loans) and fractional (in the case of loan participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and loan participations may suffer even when general economic conditions are favorable. Whole loans and loan participations also may subject a Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and loan participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and loan participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case a Fund may suffer a loss. In addition to the foregoing, with respect to loan participations, a Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

Investment in whole loans and loan participations relating to multi-family residential properties may subject a Fund to a higher level of risk than investment in whole loans and loan participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multifamily properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to a Fund of any whole loans or loan participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.

Investment in whole loans and loan participations relating to commercial properties may subject a Fund to certain risks that do not typically apply to investment in whole loans and loan participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon” payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.

Certain loan participations held by a Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages. Accordingly, if the mortgage servicer under a particular loan participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that a Fund’s rights to payments under the loan participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the loan participation to the Fund. A Fund could also incur costs and delays in enforcing its rights to such payments.

Whole loans and loan participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities Risk” below. Whole loans and loan participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of a Fund’s whole loans and loan participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, a Fund may have to reinvest the proceeds in other securities that have lower yields.

The Target Fund’s investment portfolio currently includes whole loans and unsecured mortgage-related interests, while the Acquiring Fund currently has no holdings of such investments. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security, and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that a Fund could lose the purchase price of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Risks Associated with the Options Strategy. There can be no assurance that either Fund will be successful in implementing its options strategy. Risks that may adversely affect the ability of a Fund to successfully implement its options strategy include the following:

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Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As a Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If a Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. To the extent a Fund writes custom basket call options or other call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciates in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver cash or the underlying security at the exercise price.

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Over-the-Counter Option Risk. The Funds may write (sell) unlisted over-the-counter options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. A Fund may be required to treat as “illiquid” securities being used to cover certain written OTC options. The OTC options written by a Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, a Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, a Fund may be unable to liquidate an OTC option position.

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Tax Risk. Generally, the income from an OTC option written by a Fund will not be recognized by the Fund for federal income tax purposes until the option is exercised, expires or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option expires without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain or loss depending on the exercise price of the option, the option premium, and the adjusted basis of the security underlying the option. The character of any gain or loss on the sale of the underlying security as short-term or long-term capital gain or loss will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

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Each Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances, the Funds may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. See “Federal Income Tax Matters” in the Reorganization SAI.

Fixed-Income Securities Risk. Risks associated with investments in fixed-income securities include the following:

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Interest Rate Risk. Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term debt securities are generally more sensitive to interest rate changes. A Fund’s investment in such fixed rate instruments means that the net asset value and market price of common shares may decline if market interest rates rise. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Funds.

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Issuer Credit Risk. Issuers of debt instruments in which a Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that any collateral securing a debt instrument could be readily liquidated. In the event of the bankruptcy of an issuer, a Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a debt instrument. These risks are heightened if and to the extent a defaulting issuer has creditors with claims senior to those represented by the debt instruments held by the Fund. In addition, to the extent that the credit rating assigned to a security in a Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

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Call Risk. The Funds may invest in debt instruments, which are subject to call risk. Debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new debt instruments that bear a lower interest rate. Each Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding debt instruments. Each Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in each Fund’s income.

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Income Risk. Each Fund’s income could decline due to falling market interest rates. This is because in a falling interest rate environment, each Fund generally will have to invest the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above), in lower-yielding debt securities.

Derivatives Risk, Including the Risk of Swaps. Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected.

The Funds may enter into debt-related derivatives instruments including interest rate and other swap contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect each Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact each Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategies, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in each Fund or the ability of each Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. The Dodd-Frank Act grants significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect each Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by a Fund, restrict each Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that a Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to each Fund, which may increase each Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Counterparty Risk. Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, OTC options or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties to these transactions in the past have incurred significant losses and financial hardships, including bankruptcy, as a result of significant exposure to credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such hardships reduced these entities’ capital and called into question their continued ability to perform their obligations. There can be no assurance that the counterparties to the Funds’ derivative instruments will not suffer similar financial hardships in the future. By using derivatives or other transactions supported by a counterparty’s credit, each Fund assumes the risk that the counterparty could experience similar financial hardships. In the event of the insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to respond to changes in the market price of the common stock of the issuing company underlying the convertible security when that common stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Exchange-Traded Funds Risk. The Funds may invest in the securities of ETFs, to the extent permitted by law. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national securities exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. To the extent a Fund invests in the securities of an ETF, the Fund will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. ETF shares may trade at a discount or premium to their net asset value. ETFs are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

Exchange-Traded Notes Risk. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.

Master Limited Partnerships Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. A Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Additionally, since MLPs generally conduct business in multiple states, a Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact a Fund’s return on its investment in MLPs. The value of any investment by a Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for U.S. federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay U.S. federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Funds may also invest in debt securities issued by MLPs. See “Fixed-Income Securities Risk—Issuer Credit Risk,” “Fixed-Income Securities Risk—Interest Rate Risk” and “Below Investment Grade Risk.”

Small and Mid-Capitalization Stock Risk. The Funds may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. Each Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Investments in Unseasoned Companies. The Funds may invest in the securities of less seasoned companies. These investments may involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Funds may invest will be start-up companies, which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.

When-Issued and Delayed-Delivery Transactions Risk. The Funds may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. To the extent a Fund invests in securities on a “when-issued” or “delayed-delivery” basis, a separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Illiquid Securities Risk. The Funds may invest in or hold securities and other instruments that are illiquid. Illiquid securities are securities that are not readily marketable and may include “restricted securities,” which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if the resale is unregistered, may be sold only in certain types of privately negotiated transactions or otherwise pursuant to an available exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which a Fund is carrying the securities on its books. This risk will be heightened for the Acquiring Fund for so long as the Acquiring Fund retains certain less liquid holdings of the Target Fund, including whole loans and unsecured mortgage-related interests.

Frequent Trading Risk. Each Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation the real value of a Fund’s common shares and distributions on these shares can decline over time.

Other Investment Companies Risk. An investment in the securities of another investment company will expose a Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, a Fund’s shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, because deflation increases the real cost of servicing debt obligations, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Market Disruption and Geopolitical Risk. In the past, wars and other military operations, political and social unrest, terrorism and other geopolitical events have had an impact on the U.S. and world economies and securities markets and have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term economic effects. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors that could affect the value of the Funds’ shares.

Legislation and Regulatory Risk. Legislation or additional regulations may in the future be enacted that could negatively affect the assets of the Funds or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Funds invest. Legislation or regulation may also change the way in which the Funds themselves are regulated, which could, among other things, increase each of the Fund’s expenses or limit the instruments in which the Funds may invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of each Fund to achieve its investment objective.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Funds and their service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While each Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of a Fund, or the Adviser. Absent an exemption from the SEC or other regulatory relief, each Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate, including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The declaration of trust and by-laws of each of the Funds include provisions that could limit the ability of other entities or persons to acquire control of a Fund or convert a Fund to open-end status. These provisions could have the effect of depriving shareholders of opportunities to sell their common shares at a premium to the then current market price of the common shares. See “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws.”

C.	INFORMATION ABOUT THE REORGANIZATION

General

Each Fund’s Board has determined that the Reorganization would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization as part of an ongoing initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. As noted above, the Acquiring Fund and the Target Fund have the same investment objective, substantially similar investment policies and risks and substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests).

Based on information provided by the Adviser, the Reorganization is intended to benefit Fund shareholders in a number of ways, including, among other things:

•

Fee and expense savings for each Fund, following the recoupment of Reorganization-related expenses borne by the Fund, through economies of scale and cost savings from Nuveen’s scaled governance platform, which may result in higher common share net earnings that, in turn, may support higher distribution rates over time;

•

Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and

•	Increased portfolio and leverage management flexibility due to the larger asset base of the combined fund.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s Annual Meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganization

General. The Agreement and Plan of Reorganization by and between the Acquiring Fund and the Target Fund (the “Agreement”), in the form attached as Appendix A to this Joint Proxy Statement/Prospectus, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its shareholders, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro-rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value.

As a result of the Reorganization, the assets of the Acquiring Fund and the Target Fund would be combined, and the shareholders of the Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about July 10, 2017, or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company, with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. However, no fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Reorganization. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional common shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the effective time of the Reorganization. As a result of the Reorganization, including the issuance of additional common shares by the Acquiring Fund in connection with the Reorganization, shareholders of each Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization, and thus, shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities. Pursuant to the Agreement, the value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Target Fund’s assets will be determined by using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties (and approved by the Board of the Target Fund and the Board of the Acquiring Fund).

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganization is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganization.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement at the Target Fund’s Annual Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund common shares to be issued to Target Fund shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganization is subject to the satisfaction or waiver of the following closing conditions, among others: (1) the requisite approval by the shareholders of each Fund of the applicable proposal with respect to the Reorganization in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganization”), (3) the absence of legal proceedings challenging the Reorganization, and (4) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by each Fund’s Board. In addition, either Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by the other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Target Fund Board’s Reasons for the Reorganization

Based on the considerations below, the Board of the Target Fund, which is comprised entirely of Independent Board Members, has determined that the Reorganization would be in the best interests of the Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board approved the Reorganization and recommended that the Target Fund’s shareholders approve the Reorganization.

In preparation for an in-person meeting of the Board of the Target Fund held on March 13, 2017 (the “Meeting”) at which the Reorganization was considered, Nuveen provided the Target Fund Board, prior to the Meeting, with information regarding the proposed Reorganization, including the rationale therefor and alternatives to the Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Board of the Target Fund considered a number of principal factors presented at the time of the Meeting in reaching its determinations, including the following:

•	the similarities and differences in the Target Fund’s and Acquiring Fund’s investment objectives and principal investment strategies;

•	the Target Fund’s and Acquiring Fund’s relative risks;

•	the Target Fund’s relative size;

•	the relative investment performance and trading discount history of the Target Fund;

•	the relative fees and expense ratios of the Target Fund and the Acquiring Fund;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which the Target Fund would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Target Fund;

•	the effect of the Reorganization on shareholder services and shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits to Nuveen and its affiliates as a result of the Reorganization.

Investment Similarities and Differences. Based on the information presented, the Board of the Target Fund considered that the Target Fund and Acquiring Fund have the same investment objective (high level of current income and long-term capital appreciation) and substantially similar investment policies. The Board of the Target Fund recognized that the Target Fund and the Acquiring Fund both employ structural leverage through borrowings from financial institutions and may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

Relative Risks. The Board of the Target Fund noted that the Funds are subject to similar principal risks except that the Target Fund is also subject to risks related to its investment in whole loans.

Relative Sizes. The Board of the Target Fund noted that the Target Fund had total assets of approximately $324.6 million as of December 31, 2016 and the Acquiring Fund had total assets of approximately $176.4 as of December 31, 2016.

Investment Performance and Portfolio Managers. The Board of the Target Fund considered the investment performance of the Target Fund over various periods. The Board of the Target Fund took into account that most of the same portfolio managers that currently manage the Target Fund also manage the Acquiring Fund. The Board of the Target Fund considered the performance of the Acquiring Fund and noted that it differs from the Target Fund insofar as the Acquiring Fund does not invest in whole loans. The Board of the Target Fund considered the Target Fund’s and the Acquiring Fund’s discount trading history and noted that the Acquiring Fund may trade more strongly relative to net asset value due to its solution-oriented investment strategy focused on income-producing real asset investments; its position within a category of funds that historically has been able to attract more consistent secondary market demand over time; and its anticipated competitive distributions and attractive long-term return potential with lower volatility.

Fees and Expense Ratios. The Board of the Target Fund considered that the fee and expense structure of the Acquiring Fund is similar to that of the Target Fund’s current fee and expense structure. The Board of the Target Fund noted that based on average assets as of December 31 2016, the management fee and total expenses under the Acquiring Fund’s investment management agreement on a pro forma basis would have been slightly lower than the current management fee and total expenses paid by the Target Fund.

The Board of the Target Fund recognized that the investment advisory services to be provided under the investment management agreement between the Acquiring Fund and Nuveen Fund Advisors are similar to those provided under the current advisory agreement between the Target Fund and Nuveen Fund Advisors. The Board of the Target Fund noted that both investment management agreements are comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints and that the fee rate under both agreements is calculated based on Managed Assets.

Tax Consequences of the Reorganization. The Board of the Target Fund considered the federal income tax implications of the Reorganization. The Board of the Target Fund noted that the Reorganization of the Target Fund with and into the Acquiring Fund will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes. The Board further considered that, as a condition to closing, the Funds will receive an opinion of Vedder Price P.C. substantially to the effect that, subject to certain assumptions and representations to be made by the Funds, the proposed Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. Accordingly, the Board noted that it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. The Board of the Target Fund noted that undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. The Board of the Target Fund considered that under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) for all taxable periods ending on or before the Closing Date. The Board of the Target Fund further noted that the Acquiring Fund is not subject to a similar distribution requirement. Consequently, the Board of the Target Fund considered that Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Board of the Target Fund further noted that the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganization is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganization.

Costs of the Reorganization. The Board of the Target Fund considered that shareholders will indirectly bear the costs of the Reorganization, whether or not the Reorganization is consummated. The Board noted that the total costs of the Reorganization are estimated to be $740,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization. The Board of the Target Fund further noted that the estimated allocation of the costs between the Funds is as follows: $75,000 (0.04%) for the Acquiring Fund and $665,000 (0.20%) for the Target Fund (all percentages are based on average net assets for the twelve (12) months ended December 31, 2016). The Board of the Target Fund considered that the allocation of the costs of the Reorganization will be based on the relative expected benefits of the Reorganization during the first year following the Reorganization, including forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund.

Dilution. The Board of the Target Fund considered that holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Target Fund as of the Valuation Time (including for this purpose any fractional Acquiring Fund common shares to which shareholders would be entitled). The Board of the Target Fund noted that fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Alternatives to the Reorganization. The Board of the Target Fund considered alternatives to the Reorganization, including the continued operation of the Target Fund as a stand-alone fund, but concluded that the Reorganization was in the best interests of the Target Fund and its shareholders.

Potential Benefits to Nuveen. The Board of the Target Fund recognized that the Reorganization may result in some benefits for Nuveen insofar as certain operational efficiencies that will be gained from the Reorganization.

Conclusion. The Board of the Target Fund approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board of the Target Fund did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of December 31, 2016 and the pro-forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.00354461 shares of the Acquiring Fund issued for each share of the Target Fund. If the Reorganization is consummated, the actual exchange ratios may vary.

	Nuveen Real Asset Income and Growth Fund	Diversified Real Asset Income Fund	Pro Forma Adjustments		Nuveen Real Asset Income and Growth Fund
Shareholders’ Equity:
Shares, $0.01 par value per share; 9,752,650 shares outstanding for Nuveen Real Asset Income and Growth Fund; 17,835,395 shares outstanding for Diversified Real Asset Income Fund; and 27,651,232 shares outstanding for Nuveen Real Asset Income and Growth Fund Pro Forma	$97,527	$178,354	$631	(2)	$276,512
Paid-in surplus	179,837,139	434,682,235	(740,631	)(3)	613,778,743
Undistributed (over-distribution of) net investment income	(614,739)	1,034,456	(332,533	)(4)	87,184
Accumulated net realized gain (loss)	(3,359,096)	(87,097,565)	—		(90,456,661)
Net unrealized appreciation (depreciation)	478,655	(24,125,575)	—		(23,646,920)

Net assets	$176,439,486	$324,671,905	($1,072,533)		$500,038,858

Net asset value per share outstanding (net assets, divided by shares outstanding)	$18.09	$18.20			$18.08
Authorized shares:	unlimited	unlimited			unlimited

(1)

The pro forma balances are presented as if the Reorganization were effective as of December 31, 2016 and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about July 10, 2017, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(2)	Assumes the issuance of 17,898,582 common shares of Nuveen Real Asset Income and Growth Fund in exchange for the net assets of Diversified Real Asset Income Fund. These numbers are based on the net asset values of Nuveen Real Asset Income and Growth Fund and Diversified Real Asset Income Fund as of December 31, 2016, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $740,000, which are currently expected to be borne by Nuveen Real Asset Income and Growth Fund and Diversified Real Asset Income Fund in the amounts of $75,000 and $665,000, respectively.
(4)	Assumes Diversified Real Asset Income Fund makes net investment income distributions of $332,533.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $740,000 which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganization (whether or not consummated) will be allocated between the Funds ratably based on the relative expected benefits of the Reorganization during the first year following the Reorganization, including forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund. Reorganization expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganization. These estimated expenses are currently expected to be borne by the Acquiring Fund and the Target Fund in the amounts of $75,000 (0.04%) and $665,000 (0.20%) (all percentages are based on average net assets for the twelve (12) months ended December 31, 2016).

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund common shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund common shares so received by the Target Fund to the Target Fund shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund common shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund common shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund common shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund common shares, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund common shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund common shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund common shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund common shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) or any state, local or non-U.S. tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which, together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code), if any, through the Closing Date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of December 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Acquiring Fund	Target Fund
Not subject to expiration	$1,519,011	$78,506,734

A Fund is generally able to carry forward net capital losses arising in taxable years beginning after December 22, 2010 indefinitely.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. The foregoing description of the federal income tax consequences of the Reorganization is also made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers regarding the specific consequences to them of the Reorganization, including the federal, state, local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter. Because the approval of Proposal No. 1 requires that a minimum percentage of the Target Fund’s outstanding common shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization. “Broker non-votes” are shares held by a broker or nominee, typically in “street name,” for which the broker or nominee returns a valid proxy but are not voted because (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at each Fund’s Annual Meeting. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approval and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund, including continuing to operate the Target Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of the Target Fund’s declaration of trust, and each contains, among other things, similar super-majority voting provisions (which are described under “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws”). The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page 97.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganization is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the Target Fund assets that are transferred in the Reorganization, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Description of Massachusetts Business Trusts.”

Distributions

The Funds have similar dividend policies with respect to the payment of dividends on their common shares. The Funds have a cash-flow based distribution program with distributions declared and paid on a monthly basis. Under a cash-flow based program, the Funds seek to maintain stable regular distributions based on the net cash flow received from portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. Any net gains realized by the Funds on sales of securities are distributed to shareholders at least annually. As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Funds” below and “Federal Income Tax Matters” in the Reorganization SAI.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Fund are identical. Under the Acquiring Fund’s Plan, if your Acquiring Fund shares are registered directly with the Acquiring Fund or if you hold your shares with a brokerage firm that participates in the Acquiring Fund’s Plan, your distributions, including any capital gain distributions, will automatically be reinvested in additional shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company (“State Street”), as dividend paying agent. The tax character of distributions (as consisting of ordinary income or capital gain) will be the same regardless of whether such distributions are reinvested or received in cash. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Funds.”

Under the Acquiring Fund’s Plan, the number of shares you will receive will be determined as follows:

(1) If the shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

(2) If shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Acquiring Fund’s Plan at any time by giving written or telephonic notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street, Attn: Computershare, Nuveen, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives confirmation of all transactions in the accounts, including information you may need for tax records. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

In connection with the Reorganization, the Target Fund’s Plan will be terminated and shareholders who elected to participate in such Plan as of the Closing Date will be automatically enrolled in the Acquiring Fund’s Plan.

Common Share Price Data

The common shares of the Acquiring Fund and the Target Fund are listed on the NYSE. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The following tables show for the periods indicated: (1) the high and low sales prices for common shares of each Fund reported as of the end of the day on the NYSE, (2) the high and low net asset values of the shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium (Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 2017	$17.22	$15.89	$19.01	$18.18	(7.86)%	(12.64)%
December 2016	$17.24	$15.30	$19.23	$17.39	(9.71)%	(13.41)%
September 2016	$17.90	$16.70	$19.71	$18.75	(7.89)%	(11.59)%
June 2016	$16.90	$15.15	$18.80	$17.57	(10.06)%	(14.98)%
March 2016	$15.37	$13.00	$17.82	$15.46	(10.44)%	(16.77)%
December 2015	$17.14	$14.49	$18.27	$16.54	(5.17)%	(16.16)%
September 2015	$17.89	$14.69	$19.20	$17.13	(4.88)%	(14.99)%
June 2015	$19.82	$17.01	$20.30	$18.95	(1.06)%	(10.43)%
March 2015	$20.04	$18.74	$20.52	$19.39	(0.67)%	(5.96)%

	Target Fund
	Market Price		Net Asset Value		Premium (Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
February 2017	$17.11	$15.09	$19.01	$17.80	(8.98)%	(15.78)%
November 2016	$17.69	$15.25	$20.26	$17.82	(12.38)%	(16.01)%
August 2016	$17.65	$15.92	$20.03	$18.58	(11.33)%	(14.89)%
May 2016	$16.49	$14.75	$19.01	$17.46	(12.52)%	(16.34)%
February 2016	$16.34	$13.50	$18.33	$16.51	(9.40)%	(18.58)%
November 2015	$16.86	$15.99	$18.86	$18.07	(9.47)%	(12.10)%
August 2015	$17.96	$16.47	$20.08	$18.42	(9.73)%	(11.87)%
May 2015	$18.38	$17.54	$20.43	$19.83	(9.40)%	(12.34)%
February 2015	$17.97	$16.80	$20.47	$19.57	(11.56)%	(14.67)%
November 2014(1)	$18.30	$17.46	$20.09	$19.74	(8.45)%	(12.74)%

(1)	For the period September 8, 2014 (commencement of operations) through November 30, 2014

On April 21, 2017, the closing sale prices of the Acquiring Fund’s and the Target Fund’s common shares were $17.39 and $17.46, respectively, and the net asset values per common share of the Acquiring Fund and the Target Fund were $19.13 and $19.14, respectively. Accordingly, the closing sale prices of the Acquiring Fund’s and the Target Fund’s common shares represented a discount to net asset value of (9.10)% and (8.78)%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganization, or to what the extent of any such premium or discount might be.

Description of Massachusetts Business Trusts

Each Fund is a Massachusetts business trust. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Pursuant to the Target Fund’s by-laws, each member of the Target Fund’s Board serves a single year term and stands for election each year. Pursuant to the Acquiring Fund’s by-laws, the Acquiring Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

Investment Objectives and Policies

The Funds have the same investment objective and substantially similar investment policies and risks. The investment objective of each Fund is to provide a high level of current income and long-term capital appreciation. Each Fund seeks to achieve its investment objective by investing in real asset related companies located anywhere in the world, with a focus on infrastructure and real estate companies’ securities. Real assets and real asset related investments are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. For the Target Fund, real asset related investments also may include whole loans, loan participations and other mortgage-related interests. The investment portfolios of the Acquiring Fund and the Target Fund are substantially identical except for the Target Fund’s investments in whole loans and unsecured mortgage-related interests. The Acquiring Fund currently has no holdings of such investments. In connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

Each Fund actively manages its portfolio allocation among real asset sectors, with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. Each Fund seeks to invest in income-producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential.

Under normal conditions, the Target Fund will invest at least 80% of its Managed Assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participations and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that invest primarily in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

Under normal market conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in equity and debt securities issued by real asset related companies located anywhere in the world. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

For purposes of the Funds’ respective policies of investing at least 80% of their Managed Assets in certain investments, as described above, the Target Fund’s definition of “real asset related investments” includes whole loans, loan participations and other mortgage-related interests, while the Acquiring Fund’s definition of “real asset related companies” does not include these investments. Except for this difference, the Funds’ 80% policies are substantially the same.

As a result of the Target Fund’s focus on “real asset related investments” and the Acquiring Fund’s focus on “real asset related companies,” each Fund’s investments will be concentrated in the infrastructure sector, which includes investments related to the energy, telecommunications, utilities and materials sectors, and the real estate sector. In addition, each Fund’s fundamental investment restriction on industry concentration provides that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups.

To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, reverse repurchase agreements and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

Principal Investments

Each Fund invests in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities, warrants, rights, depositary receipts, ETNs, shares of other registered investment companies (including ETFs), equity securities issued by REITs and equity interests in MLPs. Debt securities in which the Funds may invest include corporate debt instruments, MBS, CMBS and debt securities issued by MLPs and REITs. Each Fund may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. MBS and CMBS in which a Fund invests will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Each Fund does not currently invest in any asset-backed securities (“ABS”); however, to the extent that a Fund does invest in ABS, such ABS will be offered by an issuer of real estate and/or infrastructure securities.

Each Fund may invest in companies located anywhere in the world. Each Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Funds will not hedge such non-U.S. currencies exposures, unless for defensive purposes, Nuveen Asset Management determines that it is in the best interests of shareholders to hedge non-U.S. currency exposure or increase allocations to U.S. securities. Each Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Under normal conditions, the Acquiring Fund will invest at least 25% of its Managed Assets in the securities of non-U.S. issuers. No similar investment policy applies to the Target Fund. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or OTC in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Under normal market conditions, no more than 40% of the Acquiring Fund’s Managed Assets may be invested in debt securities, at the time of investment. No similar investment policy applies to the Target Fund.

Under normal conditions, all of the debt securities of each Fund may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of each Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation does not apply to the Target Fund with respect to any investments in whole loans, loan participations or other mortgage-related interests).

Individual security ratings are based on information from Moody’s, S&P and/or Fitch. For purposes of investment rating limitations in this Joint Proxy Statement/Prospectus, a security is considered to have the highest rating assigned to it by an NRSRO. In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

The Target Fund’s investment portfolio currently includes whole loans and unsecured mortgage-related interests, while the Acquiring Fund currently has no holdings of such investments. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

Each Fund also utilizes derivatives, including options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts. Each Fund may use derivatives to manage market or business risk, to enhance return or to hedge against adverse movements in currency exchange rates.

Options Strategy. Each Fund employs, to a limited extent, an integrated and dynamic option writing strategy focused on securities issued by real asset related companies (previously defined as the “Options Strategy”) that seeks to enhance the Fund’s risk-adjusted total returns over time.

Each Fund implements the Options Strategy by writing (selling) call options primarily on custom baskets of real estate securities not owned by the Fund. Each Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The call options written by a Fund will be collateralized by a portion of the Fund’s portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call options. The Funds also may write call options on stock indices or ETFs when Nuveen Asset Management believes such techniques are more efficient than writing custom basket call options and may add value. As the seller of a call option, a Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Fund will continue to bear the risk of the declines in the value of the Fund’s investment portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that generally, the options only may be exercised on their expiration date. Nuveen Asset Management generally will hold such options positions until expiration at which time Nuveen Asset Management will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by a Fund as the seller of the call option.

Each Fund primarily writes (sells) custom basket call options on real estate securities. In selecting real estate securities for each custom basket, each Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in a Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time. Each Fund also may write (sell) covered call options on individual securities issued by real asset related companies.

With respect to call options written on individual securities, neither Fund will write “naked” or uncovered call options. A call option written by a Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Custom basket call options written by a Fund will generally not be fully covered because the Funds will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration. Writing uncovered custom basket call options subjects the Funds to risks. See “B. Risk Factors—Risks Associated with the Options Strategy—Risks Associated with Selling Options.”

The notional value of the call options written by each Fund may range from 0% to 25% of Managed Assets, depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. When a Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written is limited.

The Options Strategy will be actively managed by Nuveen Asset Management in a manner that is consistent with the Funds’ investment objective of providing a high level of current income and long-term capital appreciation. In implementing the Options Strategy, Nuveen Asset Management will use its proprietary investment process to evaluate projections of global and sector returns, taking into account potential market volatility, tracking error, and the correlation of returns between the Funds’ investment portfolio and the Options Strategy. There can be no assurance that the Options Strategy will be successful.

Each of the foregoing investment policies of the Funds, including each Fund’s investment objective and policy of investing at least 80% of its Managed Assets in certain investments, is a non-fundamental investment policy that can be changed by the Fund’s Board without a shareholder vote. However, each Fund’s investment objective and 80% policy may be changed by the Board only following the provision of 60 days’ prior notice to shareholders.

Portfolio Composition and Other Information

The Funds have substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured mortgage-related interests). The following investments represent the principal components of each Fund’s portfolio. More detailed information about the Funds’ portfolio investments is contained in the Reorganization SAI under “Portfolio Composition.”

Equity Securities

Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Convertible Securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Other Investment Companies. Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Funds may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments.

REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Funds can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Other Equity Securities. The Funds may invest in other equity securities, including hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities). For more information, see “Portfolio Composition” in the Reorganization SAI.

Debt Securities

Debt Instruments. Debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Funds invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. Each Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which each Fund may invest may be subordinated to the payment of an issuer’s senior debt.

High Yield Bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Exchange-Traded Notes (ETNs). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Commercial Paper and Repurchase Agreements. For information regarding commercial paper and repurchase agreements, see “Portfolio Composition—Commercial Paper” and “Portfolio Composition—Repurchase Agreements” in the Reorganization SAI.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. Each Fund may invest in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. Each Fund also may invest in privately issued mortgage-backed securities, including commercial mortgage-backed securities. A commercial mortgage-backed security is a type of mortgage-backed security that is secured by the loans on commercial properties. Similar to a mortgage-backed security, the ownership interest of a commercial mortgage-backed security is in a pool of mortgages on commercial property.

Whole Loans and Loan Participations

Whole loans are entire ownership interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. An installment sales contract is an agreement by a seller to deliver a deed to property when certain conditions have been met, such as the completion of payment by the purchaser. Payments typically include an initial down payment with the balance being paid in installments over a period of time. Loan participations are fractional interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. Payments of principal and interest on each underlying mortgage loan or installment sales contract are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each loan participation holder its proportionate share of such payments in accordance with each holder’s percentage interest in the underlying mortgage or installment sales contract.

Derivatives and Other Portfolio Components

Derivatives. Each Fund may invest in certain derivative instruments. Such instruments may include interest rate swaps, and other derivative instruments. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Each Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. Each Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. From time to time, each Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

Other derivative instruments that may be used, or other transactions that may be entered into, by each Fund may include the purchase or sale of futures contracts on securities, credit-linked notes,

securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and OTC options on securities or indices; index linked securities; swaps, including credit default swaps; and currency exchange transactions. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. For more information, see “Portfolio Composition” in the Reorganization SAI.

There is no assurance that these derivative strategies will be available at any time, that Nuveen Fund Advisors and Nuveen Asset Management will determine to use them for either Fund or, if used, that the strategies will be successful.

Non-U.S. Issuers. Each Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Under normal conditions, the Acquiring Fund will invest at least 25% of its Managed Assets in the securities of non-U.S. issuers. No similar investment policy applies to the Target Fund. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or OTC in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Emerging Markets Issuers. Each Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or OTC in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Master Limited Partnerships (MLPs). MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

When-issued and Delayed Delivery Transactions. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Illiquid Securities. Each Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Other Policies

During temporary defensive periods or in order to keep cash fully invested, each Fund may deviate from its investment policies and objective. During such periods, a Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate- or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” common shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Investment Restrictions” in the Reorganization SAI for information regarding the Funds’ fundamental investment restrictions. All of the Funds’ other investment policies, including as noted above, are non-fundamental and can be changed by the Board without a vote of the shareholders.

The Board of the Target Fund recommends that shareholders vote FOR the approval of the Reorganization.

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

Detailed information regarding the proposed Reorganization of the Target Fund into the Acquiring Fund is described above under “Proposal No. 1.” Common shareholders of the Acquiring Fund are urged to read the disclosure under that proposal for important information about the proposed Reorganization.

In connection with the proposed Reorganization, the Acquiring Fund will issue additional Acquiring Fund common shares to the Target Fund. Subject to notice of issuance, the Acquiring Fund expects to list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets of the Target Fund in exchange for newly issued Acquiring Fund common shares and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will distribute such Acquiring Fund common shares to its shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. Based on information from Nuveen Fund Advisors, LLC, the Fund’s investment adviser, the proposed Reorganization is intended to benefit shareholders in a number of ways, including, among other things: (i) fee and expense savings for the Fund, following the recoupment of Reorganization-related expenses borne by the Fund, through economies of scale and cost savings from Nuveen’s scaled governance platform, which may result in higher common share net earnings that, in turn, may support higher distribution rates over time; (ii) improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements and, over time, narrower trading discounts relative to net asset value; and (iii) increased portfolio and leverage management flexibility due to the larger asset base of the combined fund. Shares of each of the Funds currently are trading at a discount to NAV and shares of the Acquiring Fund currently are trading at a narrower discount to NAV than shares of the Target Fund. While management believes that a greater volume of shares may result in lower bid-ask spreads and narrower discounts over time, market and other factors besides trading volume also impact the discount and there is no assurance regarding the level of the Acquiring Fund’s discount following the Reorganization.

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset values of the Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by each Fund. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s shareholders entitled to receive such fractional shares will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. As a result of the Reorganization, including the issuance of additional common shares by the Acquiring Fund in connection with the Reorganization, shareholders of each Fund will hold a smaller percentage of the common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization, and thus, shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually. See “Proposal No. 1—C. Information About the Reorganization—Terms of the Reorganization.”

It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganization. To the extent that portfolio securities of the Target

Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be declared prior to the closing of the Reorganization and distributed by the Target Fund. The shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.

The Acquiring Fund will continue to operate following the Reorganization as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganization.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority (more than 50%) of the votes cast on the proposal, provided a quorum is present. Because the approval of Proposal No. 2 does not require that a minimum percentage of the Acquiring Fund’s outstanding common shares be voted in favor of the proposal, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary authority to vote such shares.

The consummation of the Reorganization is contingent on the satisfaction or waiver of all closing conditions, including approval of the proposals relating to the Reorganization by the Target Fund’s shareholders and the Acquiring Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganization.

PROPOSAL NO. 3—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF THE TARGET FUND ONLY)

At the Annual Meeting, holders of shares of Diversified Real Asset Income Fund (previously defined as the “Target Fund” or the “Fund”) will be asked to elect the nominees listed in the table below for a term expiring at the next annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of each of such nominees unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s current Board.

The affirmative vote of a plurality (the greatest number of affirmative votes) of the Fund’s shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of the Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of the Fund’s Board Members.

Each Board Member nominee is not an “interested person,” as defined in the 1940 Act, of the Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, and has never been an employee or director of Adviser, the Adviser’s parent company, or any affiliate. Accordingly, the Board Members nominees are deemed “Independent Board Members.”

Shareholders of the Fund are being solicited to vote on the election of Board Members at the Annual Meeting so that the Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Agreement and Plan of Reorganization is not approved by the Fund’s shareholders or the Reorganization is not consummated in a timely manner.

The Board unanimously recommends that shareholders vote FOR the election of each of the nominees.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Leonard W. Kedrowski 901 Marquette Avenue Minneapolis, MN 55402 1941	Chairman of the Board; Board Member	2014 (since inception) Term: Annual	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; former Independent Board Member, First American Fund Complex (1993-2016) (two registered investment companies, including six portfolios).	1	GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer.

Roger A. Gibson 901 Marquette Avenue Minneapolis, MN 55402 1946	Board Member	2014 (since inception) Term: Annual	Advisor/Consultant, Future Freight™, a logistics/supply chain company; former Director, Charterhouse Group, Inc., a private equity firm; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer—Cargo; Independent Board Member, First American Fund Complex since 1997 (two registered investment companies, including six portfolios).	1	None

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Richard K. Riederer 901 Marquette Avenue Minneapolis, MN 55402 1944	Board Member	2014 (since inception) Term: Annual	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Certified Financial Analyst; non-profit board member; former Director, Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 (two registered investment companies, including six portfolios) and Firstar Funds 1988-2001.	1	None

James M. Wade 901 Marquette Avenue Minneapolis, MN 55402 1943	Board Member	2014 (since inception) Term: Annual	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 (two registered investment companies, including six portfolios) and Firstar Funds 1988-2001.	1	None

(1)	Each Board Member serves for a one-year term that expires at the next annual meeting of shareholders, or, if earlier, until his death, resignation, removal or disqualification.

Board Members Investments in the Fund

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in the Fund as of March 31, 2017:

Board Members/Nominees who are not interested persons of the Target Fund	Target Fund
Roger A. Gibson	$10,001-$50,000
Leonard W. Kedrowski	Over $100,000
Richard K. Riederer	None
James M. Wade	None

The Board Members of the Fund do not oversee any other funds in the Nuveen family of investment companies.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Fund’s sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

On March 31, 2017, the Board Members and officers of the Fund as a group beneficially owned approximately 30,000 shares of the Fund. As of March 31, 2017, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the Fund’s outstanding shares. As of March 31, 2017, the Board Members and officers as a group beneficially owned less than 1% of the outstanding shares of the Fund. Information regarding beneficial owners of 5% or more of any class of the Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Prior to January 1, 2017, the Board Members received an annual retainer of $40,000 ($66,250 in the case of the Chairman). The Audit Committee Chairman and Governance Committee Chairman each receive an additional $3,750 retainer. Effective January 1, 2017, the Board Members receive an annual retainer of $55,000 ($82,500 in the case of the Chairman). The Audit Committee Chairman and Governance Committee Chairman each receive an additional $6,000 retainer. The Board Members also receive $1,750 per day when travelling out of town on Fund business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars.

The Fund does not have retirement or pension plans.

The Fund has no employees. The officers of the Fund serve without any compensation from the Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Fund to each Board Member nominee during the fiscal year ended May 31, 2016.

Aggregate Compensation from the Fund

Roger A. Gibson	Leonard W. Kedrowski	Richard K. Riederer	James M. Wade
$45,173	$67,590	$44,678	$41,731

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. When the Board, through its Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes its current structure enhances good and effective governance.

As noted above, the Board consists entirely of Independent Board Members, and the Chairman of the Board is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Leonard W. Kedrowski as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders when present (see by-laws); (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Fund. The Board has established two standing committees: the Audit Committee and the Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Audit Committee. The purposes of the Audit Committee are (1) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Fund; (4) to assist Board oversight of the Fund’s compliance with legal and regulatory requirements;

and (5) to act as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of New York Stock Exchange listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Riederer and Mr. Kedrowski as Audit Committee financial experts. A copy of the Audit Committee’s Charter is included in Appendix B. The Audit Committee met six times during the fiscal year ended May 31, 2016.

Governance Committee. The Governance Committee of the Board is responsible for nominating board members and making recommendations to the Board concerning Board composition, committee structure and governance, board member education and governance practices. The Governance Committee may consider nominees suggested by shareholders. The members of the Governance Committee are Mr. Wade (Chair), Mr. Gibson, Mr. Kedrowski and Mr. Riederer. The Board has determined that each member of the Governance Committee is “independent” within the meaning of New York Stock Exchange listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met four times during the fiscal year ended May 31, 2016.

Board Member Attendance. The Board held four regular quarterly meetings and five special meetings during the Fund’s fiscal year ended May 31, 2016. During the last fiscal year, each Board Member attended 100% of the Fund’s Board meetings and committee meetings. The Board encourages Board Members to attend annual shareholder meetings of the Fund in person or by telephone.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling.

The Fund, which commenced operations on September 8, 2014, was formed from the merger of American Strategic Income Portfolio Inc. (ASP), American Strategic Income Portfolio Inc. II (BSP), American Strategic Income Portfolio Inc. III (CSP), and American Select Portfolio Inc. (SLA) (collectively, the “predecessor funds”), four closed-end funds that had been advised by U.S. Bancorp Asset Management, Inc. and sub-advised by Nuveen Fund Advisors and Nuveen Asset Management. Each Board Member served as Board Member of the predecessor funds to the Fund, as noted in the descriptions below. Because of this experience, each Board Member is knowledgeable regarding the Fund’s business and service provider arrangements, as well as the Fund’s current business and service provider arrangements. In addition, each Board Member has served for a number of years as a director of funds in the First American Fund Complex, as indicated in the descriptions below. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Board Members have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.

Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Roger A. Gibson

Mr. Gibson has served as an Independent Board Member of the Fund since its inception and served as a Board Member of each of the predecessors to the Fund since August 1998. He is an advisor/consultant for Future Freight™, a logistics/supply chain company. Mr. Gibson also serves as a board member for several non-profit organizations. Prior to his retirement in 2005, Mr. Gibson served in several executive positions for United Airlines, including Vice President and Chief Operating Officer—Cargo. He also serves as a director of Charterhouse Group, Inc., a private equity firm. He has served as an Independent Board Member for the First American Fund Complex since 1997.

Leonard W. Kedrowski

Mr. Kedrowski has served as Chairman and Independent Board Member of the Fund since its inception and served as a Board Member of each of the predecessor funds of the Fund since August 1998, including as Chairman since January 2011. He is the Owner and President of Executive and Management Consulting, Inc., a management consulting firm; the Chief Executive Officer of Blue Earth Internet, a web site development company; and a Board member of GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer. Mr. Kedrowski is also a member of the investment advisory committee of Sisters of the Good Shepherd. He is a Certified Public Accountant; and former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director of Andersen Windows, a large privately-held manufacturer of wood windows. Mr. Kedrowski is also a former Director of Protection Mutual Insurance Company, an international property and casualty insurer. He served as an Independent Board Member for the First American Fund Complex from 1993 to 2016

Richard K. Riederer

Mr. Riederer has served as an Independent Board Member of the Fund since its inception and served as a Board Member of each of the predecessor funds of the Fund since August 2001. He is the owner and Chief Executive Officer of RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; a former director of Cliffs Natural Resources, Inc.; a Certified Financial Analyst; former Chief Executive Officer and President of Weirton Steel Corporation; former Vice President and Treasurer of Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning at Allis Chalmers Corporation, an equipment manufacturing company; and former Chairman at American Iron & Steel Institute, a North American steel industry trade association. He also serves on several non-profit boards. Mr. Riederer has served as an Independent Board Member for the First American Fund Complex since 2001 and prior to that, served as an Independent Board Member for the Firstar Funds from 1988 to 2001.

James M. Wade

Mr. Wade has served as an Independent Board Member of the Fund since its inception and served as a Board Member of each of the predecessor funds of the Fund since August 2001. He is also currently the owner and President of Jim Wade Homes, a homebuilding company. He formerly served as Vice President and Chief Financial Officer of Johnson Controls, Inc. Mr. Wade has served as an Independent Board Member for the First American Fund Complex since 2001 and prior to that, served as an Independent Board Member for the Firstar Funds from 1988 to 2001.

Board Member Terms. All Board Members of the Fund are elected annually.

Fund Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2014 (since inception)	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

William Adams IV 333 West Wacker Drive Chicago, Illinois 60606 1955	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	182	(3)

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, Illinois 60606 1964	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	182(3)

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since 2004) of Nuveen.	182

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since 2014), formerly, Senior Vice President (2013–2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since February 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	182

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since February 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2016	Managing Director (since February 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	76

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017); Secretary and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017); and Secretary (since 2016), formerly, Managing Director and Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	182

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC.	182

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

Name, Address and Year of Birth	Position(s) Held with Target Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	182

John G. Wenker 901 Marquette Avenue Minneapolis, Minnesota 55402 1951	Vice President	Term: Annual Length of Service: Since 2014 (since inception)	Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011.	1

Sharon E. Walton 901 Marquette Avenue Minneapolis, Minnesota 55402 1974	Vice President	Term: Annual Length of Service: Since 2016	Assistant Vice President, Research Analyst, Nuveen Asset Management, LLC since January 2011.	1

(1)	Officers serve one year terms ending in June of each year.
(2)	Information as of March 31, 2017.
(3)	Mr. Adams and Ms. Cook serve as Board Members of Nuveen Real Asset Income and Growth Fund and of the other portfolios in the fund complex.

PROPOSAL NO. 4—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF THE ACQUIRING FUND ONLY)

Pursuant to the organizational documents of Nuveen Real Asset Income and Growth Fund (previously defined as the “Acquiring Fund” or the “Fund”), the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

Four (4) Board Members are to be elected by holders of shares. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2020 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans, Hunter, Moschner, Schneider, Stockdale, Stone and Wolff are continuing Board Members. Board Members Cook, Evans, Moschner and Schneider have been designated as Class III Board Members to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s current Board.

Class II Board Members Adams, Kundert, Nelson and Toth were last elected at the annual meeting of shareholders held on August 5, 2014. Class III Board Members Evans and Schneider were last elected at the annual meeting of shareholders held on March 26, 2015. Class III Board Members Cook and Moschner were appointed to the Board on June 22, 2016, effective as of July 1, 2016. Class I Board Members Hunter, Stockdale, Stone and Wolff were last elected at the annual meeting of shareholders held on April 22, 2016.

Other than Board Members Adams and Cook, each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Fund or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Fund, and has never been an employee or director of the Adviser, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of the Fund. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative notes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of the Fund’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of the Fund’s Board Members.

The Board of the Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as designated as a Class II Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	181	None

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	181	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class I Board Member until 2019 Annual Meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	181	Director (since 2009) of Wellmark, Inc.; Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	181	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2019 Annual Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	181	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2019 Annual Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	181	Director, CBOE Holdings, Inc. (since 2010).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class I Board Member until 2019 Annual Meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	181	Member of
the Board of
Directors
(since 2013)
of Travelers
Insurance
Company of
Canada and
The
Dominion of
Canada
General
Insurance
Company
(each, a part
of Travelers
Canada, the
Canadian
operation of
The Travelers
Companies,
					Inc.).

Nominee/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margo L. Cook(4) c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1964	Board Member	Term: Class III Board Member until 2018 Annual Meeting Length of Service: Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013–2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	181	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Board Members Adams and Cook is an “interested person,” as defined in the 1940 Act, by reason of his/her respective position(s) with Nuveen and/or certain of its subsidiaries.

Board Members Investments in the Fund

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in the Fund and all Nuveen funds overseen by the Board Member as of March 31, 2017:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Family of Investment Companies(1)
Board Members who are not “interested persons” of the Fund
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
Albin F. Moschner(2)	None	None
John K. Nelson	None	Over $100,000
William J. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	Over $100,000
Terence J. Toth	None	Over $100,000
Margaret L. Wolff	None	Over $100,000
Board Members who are “interested persons” of the Fund
William Adams IV	None	Over $100,000
Margo L. Cook	None	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member as of December 31, 2016.
(2)	On June 22, 2016, Mr. Moschner was appointed to the Board effective July 1, 2016.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of December 31, 2016, Board Members and officers as a group beneficially owned approximately 1,500,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by officers in Nuveen’s 401(k)/profit sharing plan). As of March 31, 2017, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund. As of March 31, 2017, the Board Members and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund. Information regarding beneficial owners of 5% or more of any class of shares of the Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Each Independent Board Members receives a $170,000 annual retainer plus: (1) a fee of $5,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (2) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (3) a fee of

$2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (4) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (5) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (6) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (7) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000 and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund does not have retirement or pension plans. Certain Nuveen funds, including the Acquiring Fund (the “Participating Funds”), participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Fund and each Board Member who is not an Independent Board Member serve without any compensation from the Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Fund to the Independent Board Member/nominee for its last fiscal year:

Aggregate Compensation from the Fund(1)(2)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	Albin E. Moschner(2)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(3)
Acquiring Fund	$720	$674	$722	$142	$725	$809	$655	$721	$706	$421
Total Compensation from Nuveen Funds Paid to Board Members	$354,312	$332,500	$354,764	$70,000	$350,375	$393,412	$327,644	$346,482	$349,767	$205,819

(1)	Includes deferred fees. Pursuant to a Deferred Compensation Plan with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:
(2)	On June 22, 2016, Mr. Moschner was appointed to the Board effective July 1, 2016.
(3)	On February 4, 2016, Ms. Wolff was appointed to the Board effective February 15, 2016.

Board Leadership Structure and Risk Oversight

The Board of the Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex (other than the Target Fund). In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. As of December 31, 2016, the members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. During the fiscal year ended December 31, 2016, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of December 31, 2016, the members of the Dividend Committee are William C. Hunter, Chair, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Dividend Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. A copy of the Charter is attached as Appendix C to this Joint Proxy Statement/Prospectus and is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of December 31, 2016, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Fund. During the fiscal year ended December 31, 2016, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and its shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of December 31, 2016, the members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. Accordingly, as of December 31, 2016, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Nominating and Governance Committee met six times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of December 31, 2016, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, Albin F. Moschner, John K. Nelson, William J. Schneider and Terence J. Toth. During the fiscal year ended December 31, 2016, the Closed-End Funds Committee met four times.

Board Member Attendance. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the

SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Fund, has been Co-Chief Executive Officer and Co-President since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. He has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is currently Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Margo L. Cook

Ms. Cook, appointed to serve as an interested Board Member of the Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is

Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006 to 2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc.,

Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the

Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth is a Co-Founding Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Board Member Terms. Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws.”

Fund Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen.	182

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since February 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	182

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since February 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since February 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	76

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017); Secretary and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017); and Secretary (since 2016), formerly, Managing Director and Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	182

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	182

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	182

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of March 31, 2017.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Funds’ Declarations of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, each Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or its trustees. Each Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. Each Fund believes that the likelihood of such circumstances is remote.

Each Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, each Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding shares to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund or a class or a series of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s declaration of trust or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding shares is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the outstanding shares.

Each Fund’s declaration of trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in either Fund’s declaration of trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. See “Proposal No. 4—The Election of Board Members.” In contrast, pursuant to the Target Fund’s by-laws, each member of the Target Fund’s Board serves a single year term and stands for election each year.

The provisions of each Fund’s declaration of trust described above, as well as the Acquiring Fund’s staggered board structure, could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. Each Fund’s Board has considered the foregoing anti-takeover provisions, as applicable, and concluded that they are in the best interests of the respective Fund.

Each Fund’s declaration of trust provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to each Fund’s declaration of trust and by-laws on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If a Fund converted to an open-end investment company the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Funds’ Declarations of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, a Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the applicable Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent of the Funds

The custodian of the assets, including all foreign assets, of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Custodian may place and maintain a Fund’s foreign securities with sub-custodians employed by the Custodian or foreign securities depositories, all in accordance with the applicable provisions of the Fund’s Custody Agreement. The custodian of the whole loan assets of the Target Fund is U.S. Bank National Association, 180 East Fifth Street, 4th Floor, St. Paul, Minnesota 55101. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of each Fund to Computershare, Inc.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. Because the Target Fund has also elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, the following discussion of certain federal income tax matters associated with an investment in the Acquiring Fund generally applies to the Target Fund, with respect to an investment in the Target Fund.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. A portion of the Acquiring Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a RIC and might subject the Acquiring Fund to federal income tax or a nondeductible 4% federal excise tax.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a RIC.

The taxation of options is generally governed by Code section 1234. Under Code section 1234, if an option which the Acquiring Fund has written expires on its stipulated expiration date, the

Acquiring Fund recognizes a short-term capital gain. If the Acquiring Fund enters into a closing purchase transaction with respect to an option which the Acquiring Fund has written, the Acquiring Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which the Acquiring Fund has written is exercised, the Acquiring Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If an option which the Acquiring Fund has purchased expires on the stipulated expiration date, the Acquiring Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Acquiring Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate dividends received deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

The Acquiring Fund may enter into transactions that are treated as “section 1256 contracts” under the Code. Section 1256 contracts include certain futures contracts as well as listed nonequity options written or purchased on U.S. exchanges (including options on futures contracts, equity indices and debt securities). In general, the Acquiring Fund is required to treat any section 1256 contracts as if they were sold for their fair market value (i.e., mark-to-market) at the end of the Acquiring Fund’s taxable year (and on certain other dates prescribed in the Code), and is required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Acquiring Fund did not actually sell the contract and receive cash. Sixty percent of the gain or loss on such deemed sales or any actual sales of section 1256 contracts is treated as long-term capital gain or loss and forty percent of such gain or loss is treated as short-term capital gain or loss.

The Acquiring Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Acquiring Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

The Acquiring Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Acquiring Fund invests is taxed as a partnership for federal income tax purposes, the Acquiring Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Acquiring Fund receives any distribution from the MLP. Thus, the Acquiring Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Acquiring Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Acquiring Fund’s basis in its interest in the MLP. If the Acquiring Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the Acquiring Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Acquiring Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Acquiring Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC stock. The Acquiring Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Acquiring Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking-to-market the Acquiring Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Acquiring Fund level under the PFIC rules would generally be eliminated, but the Acquiring Fund could, in limited circumstances, incur nondeductible interest charges. The Acquiring Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

The Acquiring Fund’s investments in REITs may result in the Acquiring Fund’s receipt of cash in excess of the REIT’s earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so)

that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

The Acquiring Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Acquiring Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as the Acquiring Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass through” to the Acquiring Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of foreign taxes in computing his, her or its taxable income and can use such amount as a foreign tax credit against his, her or its U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Acquiring Fund’s taxable year whether the foreign taxes paid by the Acquiring Fund will “pass through” for that year.

If the Acquiring Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax;

rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and sale, redemption or exchange proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Net Asset Value

Each Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

In determining the net asset value of a Fund, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of the Fund. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

With respect to equity securities, readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined, as provided by the pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Stock Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in a U.S. OTC market, including listed securities whose primary market is believed by the pricing service to be a U.S. OTC market, but excluding securities admitted to trading on the Nasdaq, are valued at the last reported sales price on the valuation date in the U.S. OTC market in which the security primarily trades, as provided by the pricing service.

When a Fund writes (sells) an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in a U.S. OTC market, the last asked price. Options purchased by a Fund are generally valued at the mean between the closing bid and closing ask price on the valuation date on the principal exchange, as provided by the pricing service, in the case of exchange-traded options or, in the case of options traded in a U.S. OTC market, at an evaluated price provided by the pricing service. The value of swaps, including interest rate swaps, will be determined utilizing evaluated prices obtained from the pricing service. Other investments, including futures contracts and related options, are stated at market value. Repurchase agreements generally will be valued at the repurchase price. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined at such times.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a Fund at is fair value as determined in good faith by the Board of the Fund or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news.

Generally, trading in many foreign securities that a Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of a Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE, which will not be reflected in the computation of a Fund’s net asset value unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation. A Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by a Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

The Target Fund’s investments in whole loans (single family, multifamily and commercial) are generally not traded in any organized market and therefore market quotations for these investments are not readily available. These investments are valued at fair value according to procedures adopted by the Target Fund’s Board.

Legal Opinions

Certain legal matters in connection with the issuance of Acquiring Fund common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

Acquiring Fund. The financial statements of the Acquiring Fund appearing in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended December 31, 2016, 2015 and 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended December 31, 2014, the Board of the Acquiring Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Acquiring Fund, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments, Inc. by TIAA.

Ernst & Young’s reports with respect to the financial statements of the Acquiring Fund for the fiscal years ended prior to December 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to December 31, 2014 for the Acquiring Fund and for the period January 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Acquiring Fund’s financial statements.

Target Fund. The audited financial statements of the Target Fund appearing in the Target Fund’s Annual Report for the fiscal year ended May 31, 2016 and the unaudited financial statements appearing in the Target Fund’s Semi-Annual Report for the six months ended November 30, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended May 31, 2016 and 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PwC provides auditing services to the Target Fund. The principal business address of PwC is 1 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of April 10, 2017:

(1) Fund	(2) Common Shares Authorized	(3) Common Shares Held by Fund for Its Own Account	(4) Common Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund	unlimited	—	9,752,650
Target Fund	unlimited	—	17,835,395

The shares of the Acquiring Fund are listed and trade on the NYSE under ticker symbol JRI. The shares of the Target Fund are listed and trade on the NYSE under ticker symbol DRA. Upon the closing of the Reorganization, it is expected that the shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Fund

As of March 31, 2017, the members of the Board and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding common shares of the Acquiring Fund, and the members of the Board and officers of the Target Fund as a group owned less than 1% of the total outstanding common shares of the Target Fund.

Information regarding shareholders or groups of shareholders who beneficially own 5% or more of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to each Fund on or before April 10, 2017. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of April 10, 2017 for each Fund.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma
Acquiring Fund— Common Shares	None
Target Fund— Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	1,074,296	6.02%	3.89%
	Relative Value Partners Group, LLC 1033 Skokie Boulevard Suite 470 Northbrook, Illinois 60062	982,906	5.51%	3.37%

Neither Fund is aware of any person who, as of April 10, 2017, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Expenses of Proxy Solicitation

Shareholders will indirectly bear the costs of the Reorganization, whether or not the Reorganization is consummated. The total costs of the Reorganization are estimated to be $740,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

The estimated allocation of the Reorganization-related costs between the Funds is as follows: $75,000 (0.04%) for the Acquiring Fund and $665,000 (0.20%) for the Target Fund (all percentages are based on average net assets for the twelve (12) months ended December 31, 2016). The allocation of the costs of the Reorganization will be based on the relative expected benefits of the Reorganization during the first year following the Reorganization, including forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund.

In addition, in connection with Annual Meeting-related matters unrelated to the Reorganization, including the election of Board Members for each Fund, the Acquiring Fund will incur approximately $11,500 in costs and the Target Fund will incur approximately $38,500 in costs. These costs are not included in the foregoing estimate.

Acquiring Fund Audit Committee Report

The Acquiring Fund Audit Committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements of the Acquiring Fund, (2) the quality and integrity of the Acquiring Fund’s financial statements, (3) the Acquiring Fund’s compliance with legal and regulatory requirements, (4) the independent registered public accounting firm’s qualifications, performance and independence and (5) oversight of the Pricing Procedures of the Acquiring Fund and the Valuation Group. In its oversight capacity, the Acquiring Fund Audit Committee reviews the Acquiring Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Acquiring Fund’s financial and internal controls. The Acquiring Fund Audit Committee also selects, retains, evaluates and may replace the Acquiring Fund’s independent registered public accounting firm. The Acquiring Fund Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by Board of the Acquiring Fund. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Acquiring Fund Audit Committee, in discharging its duties, has met with and held discussions with management and the Acquiring Fund’s independent registered public accounting firm. The Acquiring Fund Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Acquiring Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Acquiring Fund Audit Committee has also discussed with the independent registered public accounting firm the matters required to be communicated to the Acquiring Fund Audit Committee by the independent registered public accounting firm pursuant to all applicable Public Company Accounting Oversight Board or other applicable standards. The Acquiring Fund’s independent registered public accounting firm provided to the Acquiring Fund Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Acquiring Fund Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Charter of the Acquiring Fund Audit Committee, it is not the responsibility of the Acquiring Fund Audit Committee to determine, and the considerations and discussions referenced above do not ensure, that the Acquiring Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the review of the Acquiring Fund Audit Committee and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Acquiring Fund Audit Committee, the Acquiring Fund Audit Committee has recommended that the audited financial statements be included in the Acquiring Fund’s Annual Report.

The current members of the Acquiring Fund Audit Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence  J. Toth

Appointment of the Independent Registered Public Accounting Firm for the Acquiring Fund

The Board of the Acquiring Fund has appointed KPMG LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of KPMG LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG LLP has informed the Acquiring Fund that it has no direct or indirect material financial interests in the Acquiring Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Target Fund Audit Committee Report

The purposes of the Target Fund Audit Committee are (1) to oversee the Target Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Target Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Target Fund; (4) to assist Board oversight of the Target Fund’s compliance with legal and regulatory requirements; and (5) to act as a liaison between the Target Fund’s independent auditors and the full Board of the Target Fund. The Target Fund Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Target Fund Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Target Fund Audit Committee, the purposes of the

Target Fund Audit Committee, and the Target Fund Audit Committee’s duties and powers. The Target Fund Audit Committee currently consists of Mr. Gibson (chair), Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of New York Stock Exchange and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act.

The Target Fund Audit Committee and the Board of the Target Fund has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Target Fund’s independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Target Fund Audit Committee is oversight. It is Target Fund management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Target Fund’s financial statements, and the independent registered public accounting firm’s responsibility is to plan and carry out a proper audit of the financial statements.

In this context, the Target Fund Audit Committee has met and held discussions with management and the independent accountants. Target Fund management represented to the Target Fund Audit Committee that the Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Target Fund Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Target Fund Audit Committee discussed with the independent accountants matters required to be communicated to the Target Fund Audit Committee by the independent accountants pursuant to all applicable Public Company Accounting Oversight Board or other applicable standards.

The Target Fund’s independent registered public accounting firm also provided to the Target Fund Audit Committee the written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Target Fund Audit Committee concerning independence, and the Target Fund Audit Committee discussed with the independent accountants the accounting firm’s independence. The Target Fund Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.

Based on the review of the Target Fund Audit Committee and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Target Fund Audit Committee, the Target Fund Audit Committee has recommended that the audited financial statements be included in the Target Fund’s Annual Report.

Members of the Target Fund Audit Committee:

Roger A. Gibson, Chair

Leonard W. Kedrowski

Richard K. Riederer

James M. Wade

Appointment of the Independent Registered Public Accounting Firm for Target Fund

The Board of the Target Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Target Fund for its current fiscal year. A representative of PwC will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed the Target Fund that it has no direct or indirect material financial interest in the Target Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit, Non-Audit, Tax and Other Fees

The following table provides the aggregate fees billed during each Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagement directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Affiliates”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
Acquiring Fund	$25,500	$26,375	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Target Fund	103,100	64,250	—	15,670	—	—	22,800	7,525	—	—	—	—	—	—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of a Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to a Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to a Fund’s use of leverage.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two completed fiscal years. Less than 50% of each Fund’s principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—
Target Fund	22,800	7,525	—	—	—	—	22,800	7,525

Acquiring Fund Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee of the Acquiring Fund must approve the Acquiring Fund’s independent registered public accounting firm’s engagements (1) with the Acquiring Fund for audit or non-audit services and (2) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Acquiring Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Acquiring Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (1) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (2) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (3) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Acquiring Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Acquiring Fund). None of the services rendered by the independent registered public accounting firm to the Acquiring Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Target Fund Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee of the Target Fund must approve the Target Fund’s independent registered public accounting firm’s engagements (i) with the Target Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Target Fund.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Target Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Target Fund). None of the services rendered by the independent registered public accounting firm to the Target Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its respective Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and the Target Fund.”

Shareholder Proposals

To be considered for presentation at the 2018 annual meeting of shareholders for each of the Funds, a shareholder proposal (including the nomination of an individual for election as a Board

Member) submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2018 annual meeting or the tenth business day following the date the 2018 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2018 annual meeting of shareholders in April 2018. If Proposals Nos. 1 and 2 are approved and the Reorganization is consummated, the Target Fund will cease to exist and will not hold its 2018 annual meeting of shareholders. If the Reorganization is not approved or is not consummated, the Target Fund expects to hold its 2018 annual meeting of shareholders in April 2018.

Shareholder Communications

Fund shareholders who want to communicate with the Board or either Fund or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the applicable Independent Chairman and the outside counsel to the applicable Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Acquiring Fund is December 31 and the fiscal year end for the Target Fund is May 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Acquiring Fund Shareholder Meeting to Be Held on May 31, 2017 and the Target Fund Shareholder Meeting to Be Held on May 31, 2017:

The Joint Proxy Statement/Prospectus is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.

To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents in the future or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of each Fund does not intend to present and does not have reason to believe that others will present any items of business at the Fund’s Annual Meeting, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before each Fund’s Annual Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of a Fund’s Annual Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Joint Proxy Statement/Prospectus except for Proposal Nos. 3 and 4. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•] 2017, by and between Nuveen Real Asset Income and Growth Fund, a Massachusetts business trust (the “Acquiring Fund”), and Diversified Real Asset Income Fund, a Massachusetts business trust (the “Target Fund”). The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares received by the Target Fund to the holders of common shares of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (i) to issue and deliver to the Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume substantially all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. The foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the dividend or dividends set forth in Section 8.5.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities and other investments, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities and other investments identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain securities or other investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such securities or other investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such securities or other investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any securities or other investments if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the dividend or dividends set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Target Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the dividend or dividends set forth in Section 8.5.

1.4        LIQUIDATION AND DISTRIBUTION.

(a)        As soon as practicable after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by the Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)). Such distributions will be accomplished by the transfer of the

Acquiring Fund Common Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Common Shareholders and representing such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Target Fund, and by paying to Target Fund Common Shareholders any Interim Dividends on Acquiring Fund Common Shares received by the Target Fund. All issued and outstanding common shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)        On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date, the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of the Target Fund’s common shares on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7        TERMINATION.    The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the laws of the Commonwealth of Massachusetts promptly following the Closing, the payment of the distribution pursuant to Section 1.4 and the payment of all dividends pursuant to Section 8.5.

1.8        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board).

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of the Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund in the Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after the Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable due to either (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The Closing will occur on July 10, 2017, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. The Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund will cause State Street, as custodian for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund will issue and deliver, or cause Computershare Inc., as servicing agent for State Street, the transfer agent with respect to the Target Fund’s common shares, to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares held by each such Target Fund Common Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund will issue and deliver, or cause Computershare Inc., as servicing agent for State Street, the transfer agent with respect to the Acquiring Fund’s common shares, to issue and deliver, to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Common Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to ultimately vest and confirm the Acquiring Fund’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of May 31, 2016, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of May 31, 2016, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of November 30, 2016, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of November 30, 2016, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit A hereto. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target

Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of December 31, 2016, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2016, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities, contingent or otherwise, of the Acquiring Fund that have arisen after such date.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to the receipt of requisite shareholder approval, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Common Shares to be issued and delivered to the Target Fund for the account of Target Fund Common Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, the Acquiring Fund and the Target Fund will operate their respective businesses in the ordinary course from the date of this Agreement through the Closing, it being understood with respect to each Fund that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and the Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement, as applicable, and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s common shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Controller or Treasurer of the Target Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”). The Registration Statement will include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider, as applicable, the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Neither the Target Fund nor the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund may reasonably request.

6.2        The Acquiring Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

6.3        The Adviser will have provided evidence to the Target Fund that the Adviser, or an affiliate of the Adviser, has purchased tail coverage covering the members of the Target Fund Board (“Insurance”), which Insurance (i) will provide $5 million of liability coverage for a period of 36 months commencing on the Closing Date, (ii) will be obtained from the carrier approved by the Target Fund Board at its meeting on March 13, 2017, (iii) will include the general terms summarized in a memorandum from the Adviser to the Board with respect to such carrier’s coverage, as provided to the Board in connection with its March 13, 2017 meeting, and (iv) will otherwise include terms that are reasonably acceptable to the Target Fund Board.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of the Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Target Fund and (ii) the Controller

or Treasurer of the Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        The Target Fund will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4        Prior to the Valuation Time, the Target Fund will have declared the dividend or dividends contemplated by Section 8.5.

7.5        The Target Fund will have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund will reasonably request.

7.6        The credit agreement with Sumitomo Mitsui Banking Corporation governing the Target Fund’s $152,000,000 (maximum commitment amount) revolving line of credit will be terminated as of the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws. In addition, the issuance of Acquiring Fund Common Shares will have been approved by the requisite votes of the holders of the outstanding common shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s Declaration of Trust and By-Laws. Notwithstanding anything to the contrary, neither party may waive the condition set forth in this Section 8.1.

8.2        The Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary

“no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6        The Target Fund will have received an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the Laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Common Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received an opinion from Ropes & Gray LLP, counsel to the Target Fund, dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, the Target Fund has the power to sell, assign, convey, transfer and deliver the assets as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund Common Shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

8.8        The Funds will have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring

Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Common Shares so received by the Target Fund to the Target Fund Common Shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to the Target Fund Common Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Common Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Common Shares, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund common shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Common Shares received by each Target Fund Common Shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund common shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Common Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be allocated between the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganization, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer or any Vice President of each Fund without further action by the Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund Board, the Target Fund Board, the Acquiring Fund or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees; provided, however, that following the receipt of shareholder approval of this Agreement and the transactions contemplated herein at the meeting of the shareholders of the Target Fund called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Common Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of a Fund, as provided in such Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN REAL ASSET INCOME AND GROWTH FUND

By:
		Name:	Gifford R. Zimmerman
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

DIVERSIFIED REAL ASSET INCOME FUND

By:
		Name:	Gifford R. Zimmerman
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

EXHIBIT A

CAPITALIZATION OF THE TARGET FUND

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Diversified Real Asset Income Fund	Unlimited	Unlimited

APPENDIX B

DIVERSIFIED REAL ASSET INCOME FUND AUDIT COMMITTEE CHARTER

Effective as of September 8, 2014 as amended as of June 29, 2015

1.        The Audit Committee of Diversified Real Asset Income Fund (the “Audit Committee”) shall be composed entirely of independent trustees4 who are not “interested persons” of Diversified Real Asset Income Fund (the “Fund”) within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All Audit Committee members shall be financially literate5, at least one member shall have accounting or related financial management expertise6, and at least one member shall be an “Audit Committee Financial Expert” as defined by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and as determined by the Fund’s full Board of Trustees (the “Board” or “Board of Trustees”).

2.        The purposes of the Audit Committee are:

(a)        to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)        to oversee the quality of the Fund’s financial statements and the independent audit thereof;

(c)        to oversee the valuation of the securities held by the Fund;

(d)        to assist Board oversight of the Fund’s compliance with legal and regulatory requirements; and

(e)        for the Chairman or other Audit Committee members, as needed, to act as a liaison between the Fund’s independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is the responsibility of Nuveen Fund Advisors, LLC (“NFA”), an indirect subsidiary of Nuveen and Nuveen Asset Management, LLC, a subsidiary of NFA, (collectively, “Nuveen” or “Management”) to maintain appropriate systems for accounting and internal control and for preparing the Fund’s financial statements, and the independent auditors’ responsibility is to plan and carry out a proper audit of the financial statements.

[4]	A trustee shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Trustees has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
[5]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Trustees, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
[6]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Trustees, in its business judgment, interprets this qualification in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The Fund’s independent auditors are ultimately accountable to the Board of Trustees and Audit Committee as representatives of shareholders. The Audit Committee and Board of Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

3.        To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)        to review with Management and the independent auditors the Fund’s audited annual financial statements, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments including the significant assumptions underlying highly subjective estimates, any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not implemented (as immaterial or otherwise), any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice, and the clarity of the disclosures in the financial statements;

(b)        to meet with the Fund’s independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent auditors discussed with Management in connection with their appointment or retention; (ii) to review the personnel, staffing, qualifications and experience of the independent auditors, including any specialized knowledge or skill needed to perform the audits; (iii) to discuss any matters or concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iv) to consider the independent auditors’ comments with respect to the Fund’s financial policies, procedures, and internal accounting controls and Management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Fund’s financial statements; (vi) to review any matters relating to the other information in documents containing the Fund’s audited financial statements; and (vii) to review the results of internal audits of areas that impact the Fund;

(c)        to prepare and deliver the Audit Committee reports required to be included in the Fund’s proxy statements;

(d)        to receive and consider any communications which the Fund’s principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Fund’s filings on SEC Form N-CSR;

(e)        to receive and consider the communications which the Fund’s independent auditors are required to make to the Audit Committee pursuant to SEC Regulation (“Reg”). S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f)        to consider the effect upon the Fund of any changes in accounting principles or practices proposed by Management or the auditors;

(g)        to ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, to evaluate the independence of the independent auditors, and to recommend that the Board of Trustees take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence;

(h)        at least annually, to obtain and review a report by the independent auditors describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, Public Company Accounting Oversight Board (“PCAOB”) or other peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, including the independent auditors’ response to any identified accounting deficiencies and any steps taken to deal with any such issues;

(i)        to review with the independent auditors all matters required to be communicated to the Audit Committee by the independent auditors including, but not limited to: (i) the extent to which the independent auditors intend to use the Fund’s internal auditors in the audit; (ii) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent auditors; (iii) the detection of fraud or illegal acts; (iv) any violations or possible violations of laws or regulations and to inquire of the Audit Committee with respect to any violations or possible violations; (v) any significant issues or other contentious matters for which the independent auditors have consulted outside the engagement team; (vi) any disagreements or difficulties with Management; (vii) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (viii) any consultations by Management with other auditors, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditors if significant parts of the audit will be performed by other auditors; and (ix) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process.

(j)        to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Fund or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund and the accounting firm’s services have a direct impact on the Fund’s operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(k)        to review the fees charged to the Fund by the independent auditors for audit and non-audit services;

(l)        to oversee the valuation of the securities held by the Fund as set forth in paragraph 4 below;

(m)        to investigate improprieties or suspected improprieties in Fund operations;

(n)        to review procedures to safeguard portfolio securities;

(o)        to review the Fund’s back-up procedures and disaster recovery plans;

(p)        to discuss policies with respect to risk assessment and risk management;

(q)        to meet separately, periodically, with Management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(r)        to set clear hiring policies for employees or former employees of the independent auditors; and

(s)        to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4.        The Fund’s Board of Trustees has responsibilities regarding the pricing of the Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Audit Committee to address and oversee valuation issues (“Valuation Matters”), subject to the Board’s general supervision of such actions. The Audit Committee is primarily responsible for the oversight of the valuation procedures established by the Board (the “Valuation Procedures”) and actions taken by a committee (the “Nuveen Valuation Committee”) comprised of representatives from Nuveen. The Nuveen Valuation Committee will report Valuation Matters to the Audit Committee and/or the Board of Trustees in accordance with the Fund’s Valuation Procedures. The Audit Committee shall oversee the valuation of the securities held by the Fund as follows:

(a)        The Audit Committee is responsible for performing all duties assigned to it under the Fund’s Valuation Procedures, which may be amended by the Board from time to time. The Audit Committee is responsible for overseeing the valuation of securities for which market quotations are not readily available, pursuant to the Fund’s Valuation Procedures. The Nuveen Valuation Committee will determine the value of a security pursuant to the Valuation Procedures in the following circumstances: (i) instances in which Nuveen proposes to use valuation methods other than pricing service quotations/pricing service matrix prices, broker-dealer prices or prices from a widely used quotation system in valuing whole loans and similar instruments; (ii) instances in which the value for a security cannot be determined using independent pricing service quotations, independent pricing service model valuation, broker-dealer prices or prices from a widely used quotation system, or where the value obtained from any such sources is deemed to be erroneous or unreliable and where no other pricing service, valuation, dealer quotation or widely used quotation system is readily available; and (iii) instances in which a Significant Event occurs prior to the time a Fund’s net asset value is calculated. For this purpose, a “Significant Event” is one that is related to a single issuer or an entire market sector that is reasonably likely to affect the value of the Fund’s portfolio securities.

(b)        The Audit Committee is responsible for reviewing any “fair value” determinations made by the Nuveen Valuation Committee, in accordance with the Valuation Procedures. In addition, the Audit Committee is responsible for reviewing on a periodic basis certain pricing reports prepared by Nuveen in accordance with the Valuation Procedures.

(c)        The Audit Committee is responsible for monitoring pricing services used and the appropriateness of a previously determined fair value methodology, such as, for example, the pricing model used to value whole loans and similar instruments. In addition, the Audit Committee shall oversee the Fund’s Valuation Procedures, including compensating controls to prevent and detect clerical error, and shall review at least annually the Valuation Procedures to ensure their continued appropriateness. The Audit Committee will approve in advance any proposed changes to such pricing services or methodology or to the Valuation Procedures and present such changes for ratification to the Fund’s Board of Trustees.

(d)        The Audit Committee is responsible for reviewing any issues relating to the valuation of the Fund’s securities brought to the Audit Committee’s attention in accordance with the Fund’s Valuation Procedures, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, net asset value errors and corrections thereto, and other pricing matters.

(e)        The Audit Committee is responsible for reviewing any reports or comments from examinations by regulatory authorities relating to valuation matters of the Fund provided to it by Management and shall consider Management’s responses to any such comments. The Audit Committee shall consider and, if it deems it appropriate to do so, recommend that the Board consider any modification to the Fund’s policies and procedures relating to such matters as may be presented to the Audit Committee by Management. The Audit Committee may also meet with regulators, if it deems it necessary or desirable to do so.

(f)        The Audit Committee shall meet with members of Management, outside counsel, or others in fulfilling its duties hereunder, including reviewing the Valuation Procedures annually with the assistance of the Fund’s Chief Compliance Officer, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

5.        The Audit Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least semi-annually to review the Fund’s annual and semi-annual financial statements. The Audit Committee is empowered to hold special meetings, as circumstances require.

6.        The Audit Committee shall regularly meet with the Treasurer of the Fund.

7.        The Audit Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

8.        The Audit Committee also shall act as the Fund’s “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Audit Committee shall:

(a)        adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Fund arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Fund by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b)        have the authority and responsibility: (i) to inform the Fund’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Audit Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4)); (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Audit Committee and, if the Audit Committee determines an investigation is necessary or appropriate, to (A) notify the Fund’s Board of Trustees, (B) initiate an investigation, which may be conducted either by the Fund’s chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Audit Committee deems necessary; (iii) at the conclusion of the investigation, to (A) recommend to the full Board of Trustees, by majority vote, that the Fund implement an appropriate response to evidence of a material violation, and (B) inform the Fund’s chief legal officer and chief executive officer (or the equivalents thereof) and its Board of Trustees of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c)    have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee has recommended the Fund to take.

9.        The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Fund and the authority to retain special counsel and other experts or consultants at the Fund’s expense.

10.        The Audit Committee shall review this Audit Committee Charter at least annually and recommend any changes to the full Board of Trustees for approval.

11.        The Audit Committee shall evaluate its own performance at least annually.

Exhibit A: Reg. S-X, Rule 2-07(a)

(a)        Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

(1)        All critical accounting policies and practices to be used;

(2)        All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

(i)        Ramifications of the use of such alternative disclosures and treatments; and

(ii)        The treatment preferred by the registered public accounting firm;

(3)        Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

(4)        If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii)        A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B)        THE ENGAGEMENT TO RENDER THE SERVICE IS ENTERED INTO PURSUANT TO PRE-APPROVAL POLICIES AND PROCEDURES ESTABLISHED BY THE AUDIT COMMITTEE OF THE ISSUER OR REGISTERED INVESTMENT COMPANY, PROVIDED THE POLICIES AND PROCEDURES ARE DETAILED AS TO THE PARTICULAR SERVICE AND THE AUDIT COMMITTEE IS INFORMED OF EACH SERVICE AND SUCH POLICIES AND PROCEDURES DO NOT INCLUDE DELEGATION OF THE AUDIT COMMITTEES RESPONSIBILITIES UNDER THE SECURITIES EXCHANGE ACT OF 1934 TO MANAGEMENT.

APPENDIX C

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed,

Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements,

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements with Fund management and the independent auditors and the semi-annual financial statements with Fund management including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 16, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.

Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.	Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation

Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

APPENDIX D

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the ten most recent fiscal years.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single Common share or preferred share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Acquiring Fund’s annual financial statements as of and for the fiscal years ended December 31, 2016, 2015 and 2014, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP, independent registered public accounting firm. KPMG’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal periods ended prior to December 31, 2014 has been audited by other auditors. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended December 31
Per Share Operating Performance	2016	2015	2014	2013	2012(d)
Beginning Net Asset Value (“NAV”)	$17.27	$19.84	$18.84	$20.34	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	1.12	1.18	1.37	1.53	0.94
Net Realized/Unrealized Gain (Loss)	1.04	(2.18)	2.42	0.37	1.53

Total	2.16	(1.00)	3.79	1.90	2.47

Less Distributions:
From Net Investment Income	(1.14)	(1.15)	(1.53)	(1.65)	(0.88)
From Accumulated Realized Gains	0.00	(0.04)	(1.26)	(1.75)	(0.31)
Return of Capital	(0.21)	(0.38)	—	—	—

Total	(1.35)	(1.57)	(2.79)	(3.40)	(1.19)

Discount from Shares Repurchased and Retired	0.01	— *	—	—	—
Offering Costs	—	—	—	—	(0.04)
Ending NAV	$18.09	$17.27	$19.84	$18.84	$20.34

Ending Share Price	$15.74	$15.24	$18.88	$16.75	$18.67

Total Returns:
Based on NAV(b)	12.82%	(5.39)%	20.58%	9.35%	12.93%
Based on Share Price(b)	12.37%	(11.72)%	30.14%	7.88%	(0.68)%
Ratios/Supplemental Data
Ending Net Assets (000)	$176,439	$168,755	$194,041	$184,249	$198,897
Ratios to Average Net Assets(c)
Expenses	2.18%	2.12%	1.91%	1.95%	1.65%**
Net Investment Income (Loss)	6.19%	6.24%	6.66%	7.30%	7.11%**
Portfolio Turnover Rate(g)	107%	96%	139%	188%	114%
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$73,275	$74,500	$81,500	$87,500	$78,000
Asset Coverage Per $1,000	$3,408	$3,265	$3,381	$3,106	$3,550

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Year Ended 12/31:	Ratios of Borrowings Interest Expense to Average Net Assets
2016		0.56%
2015	0.52
2014	0.37
2013	0.40
2012(d)	0.27	**

(d)	For the period April 25, 2012 (commencement of operations) through December 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

Target Fund

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Certain information of the Target Fund reflects financial results for a single common share or preferred share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Target Fund’s annual financial statements as of and for the fiscal years ended May 31, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers’s report, along with the Target Fund’s financial statements, is included in the Fund’s Annual Report. PricewaterhouseCoopers has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the six months ended November 30, 2016 is unaudited and is included in the Fund’s 2016 Semi-Annual Report which is incorporated herein by reference. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended May 31
Per Share Operating Performance	2017(g)	2016	2015(f)
Beginning Net Asset Value (“NAV”)	$18.77	$20.06	$20.00
Investment Operations:
Net Investment Income (Loss)(a)	0.67	1.55	1.14
Net Realized/Unrealized Gain (Loss)	(0.85)	(1.28)	(0.14)

Total	(0.18)	0.27	1.00

Less Distributions:
From Net Investment Income	(0.65)	(1.65)	(1.03)
From Accumulated Realized Gains	—	—	—
Return of Capital	—	—	—

Total	(0.65)	(1.65)	(1.03)

Discount from Shares Repurchased and Retired	— **	0.07	0.01
Repurchased and Retired through Tender Offer	—	0.02	0.08
Ending NAV	$17.94	$18.77	$20.06

Ending Share Price	$15.41	$16.19	$17.91

Total Returns:
Based on NAV(b)	(1.13)%	2.26%	5.60%
Based on Share Price(b)	(1.07)%	0.09%	3.99%
Ratios/Supplemental Data
Ending Net Assets (000)	$320,055	$335,846	$409,558
Ratios to Average Net Assets Before Reimbursement(c)
Expenses	2.09%*	2.22%	2.10%*
Net Investment Income	6.53%*	7.80%	7.10%*
Ratios to Average Net Assets After Reimbursement(c)(d)
Expenses	1.74%*	1.63%	1.40%*
Net Investment Income	6.87%*	8.40%	7.80%*
Portfolio Turnover Rate(e)	53%	87%	104%
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$137,500	$136,300	$170,300
Asset Coverage Per $1,000	$3,228	$3,464	$3,405

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in Common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable. The Fund ceased utilizing reverse repurchase agreements during the period September 8, 2014 (commencement of operations) through May 31, 2015.

• Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Year Ended 5/31:	Ratios of Interest Expense to Average Net Assets
2017(g)	0.55	%*
2016	0.51
2015(f)	0.38	*

(d)	After expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales divided by the average long-term market value during the period.
(f)	For the period September 8, 2014 (commencement of operations) through May 31, 2015.
(g)	For the six months ended November 30, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

Nuveen

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	DRA 0517

[FORM OF PROXY]

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NUVEEN REAL ASSET INCOME AND GROWTH FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2017

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Real Asset Income and Growth Fund revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kathleen L. Prudhomme and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Real Asset Income and Growth Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on May 31, 2017 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof:

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Real Asset Income and Growth Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

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PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Real Asset Income and Growth Fund

Annual Meeting of Shareholders to Be Held on May 31, 2017.

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In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.	+
Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:  ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS.

					FOR	AGAINST	ABSTAIN
2.

To approve the issuance of additional common shares in connection with the reorganization of Diversified Real Asset Income Fund into Nuveen Real Asset Income and Growth Fund pursuant to the Agreement and Plan of Reorganization.

					☐	☐	☐
4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class II				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV	02. David J. Kundert	03. John K. Nelson	04. Terence J. Toth	☐	☐	☐

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	Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999

◾	xxxxxxxxxxxxxx	JRI 28737	M xxxxxxxx	+

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

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VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, Illinois, 60606 on May 31, 2017

Please detach at perforation before mailing.

DIVERSIFIED REAL ASSET INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2017

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Diversified Real Asset Income Fund revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kathleen L. Prudhomme and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Diversified Real Asset Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on May 31, 2017 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof:

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Diversified Real Asset Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
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PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Diversified Real Asset Income Fund

Annual Meeting of Shareholders to Be Held on May 31, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

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IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. +

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:  ☒

A	Proposals	THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS.

					FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization pursuant to which Diversified Real Asset Income Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued common shares of the Acquiring Fund to the shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

					☐	☐	☐

3.	Election of Board Members:	To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Leonard W. Kedrowski	02. Roger A. Gibson	03. Richard K. Riederer	04. James M. Wade	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
	Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999

◾	xxxxxxxxxxxxxx	DRA 28737	M xxxxxxxx	+

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED APRIL 24, 2017

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

DIVERSIFIED REAL ASSET INCOME FUND (DRA)

AND

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Real Asset Income and Growth Fund (the “Acquiring Fund”) and Diversified Real Asset Income Fund (the “Target Fund”) in connection with the proposed reorganization of the Target Fund into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (the “Reorganization”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2017 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization of the Target Fund into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2017.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. Except as set forth under “Investment Restrictions” or as otherwise noted, the investment policies of each Fund described below, including each Fund’s investment objective and policy of investing at least 80% of its Managed Assets (as defined below) in certain investments, are non-fundamental investment policies that can be changed by the Fund’s Board of Trustees (each, a “Board” or the “Board” and each trustee, a “Board Member”) without a shareholder vote. However, each Fund’s investment objective and 80% policy may be changed by the Board only following the provision of 60 days’ prior notice to shareholders. To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, reverse repurchase agreements and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

Investment Objectives and Policies

The Funds have the same investment objective and substantially similar investment policies and risks. The investment objective of each Fund is to provide a high level of current income and long-term capital appreciation. Each Fund seeks to achieve its investment objective by investing in real asset related companies located anywhere in the world, with a focus on infrastructure and real estate companies’ securities. Real assets and real asset related investments are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. For the Target Fund, real asset related investments also may include whole loans, loan participations and other mortgage-related interests. The investment portfolios of the Acquiring Fund and the Target Fund are substantially identical except for the Target Fund’s investments in whole loans and unsecured mortgage-related interests. The Acquiring Fund currently has no holdings of such investments. In connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related investment from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

Each Fund actively manages its portfolio allocation among real asset sectors, with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. Each Fund seeks to invest in income-producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential.

Under normal conditions, the Target Fund will invest at least 80% of its Managed Assets (as defined below) in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participations and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that invest primarily in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

Under normal market conditions, the Acquiring Fund will invest at least 80% of its Managed Assets in equity and debt securities issued by real asset related companies located anywhere in the world. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

For purposes of the Funds’ respective policies of investing at least 80% of their Managed Assets in certain investments, as described above, the Target Fund’s definition of “real asset related investments” includes whole loans, loan participations and other mortgage-related interests, while the Acquiring Fund’s definition of “real asset related companies” does not include these investments. Except for this difference, the Funds’ 80% policies are substantially the same.

As a result of the Target Fund’s focus on “real asset related investments” and the Acquiring Fund’s focus on “real asset related companies,” each Fund’s investments will be concentrated in the infrastructure sector, which includes investments related to the energy, telecommunications, utilities and materials sectors, and the real estate sector. In addition, each Fund’s fundamental investment restriction on industry concentration provides that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups.

To the extent a Fund employs leverage, the Fund’s total assets attributable to the principal amount of any borrowings, reverse repurchase agreements and any preferred shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) are referred to as “Managed Assets.”

Principal Investments

Each Fund invests in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities, warrants, rights, depositary receipts, exchange-traded notes (“ETNs”), shares of other registered investment companies (including exchange-traded funds (“ETFs”)), equity securities issued by real estate investment trusts (“REITs”) and equity interests in master limited partnerships (“MLPs”). Debt securities in which the Funds may invest include corporate debt instruments, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and debt securities issued by MLPs and REITs. Each Fund may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. MBS and CMBS in which a Fund invests will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers. Each Fund does not currently invest in any asset-backed securities (“ABS”); however, to the extent that a Fund does invest in ABS, such ABS will be offered by an issuer of real estate and/or infrastructure securities.

Each Fund may invest in companies located anywhere in the world. Each Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Funds will not hedge such non-U.S. currencies exposures, unless for defensive purposes, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the sub-adviser to each Fund, determines that it is in the best interests of shareholders to hedge non-U.S. currency exposure or increase allocations to U.S. securities. Each Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Under normal conditions, the Acquiring Fund will invest at least 25% of its Managed Assets in the securities of non-U.S. issuers, while the Target Fund is not subject to any such minimum investment. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Under normal market conditions, no more than 40% of the Acquiring Fund’s Managed Assets may be invested in debt securities, at the time of investment, while the Target Fund is not subject to a percentage limitation on investment in debt securities.

Under normal conditions, all of the debt securities of each Fund may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of each Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to the Target Fund with respect to any investments in whole loans, loan participations or other mortgage-related interests).

Individual security ratings are based on information from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and/or Fitch Ratings Inc. (“Fitch”). For purposes of investment rating limitations in this Joint Proxy Statement/Prospectus, a security is considered to have the highest rating assigned to it by a nationally recognized statistical rating agency. In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

The Target Fund’s investment portfolio currently includes whole loans and unsecured mortgage-related interests, while the Acquiring Fund currently has no holdings of such investments. However, in connection with the Reorganization, it is expected that the Acquiring Fund will acquire whole loans and unsecured mortgage-related interests from the Target Fund and that the Acquiring Fund will continue to hold such investments following the Reorganization pursuant to its current investment policies.

The Funds also utilize derivatives, including options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts. The Funds may use derivatives to manage market or business risk, to enhance return or to hedge against adverse movements in currency exchange rates.

Options Strategy.    Each Fund employs, to a limited extent, an integrated and dynamic option writing strategy focused on securities issued by real asset related companies (the “Options Strategy”) that seeks to enhance the Fund’s risk-adjusted total returns over time.

Each Fund implements the Options Strategy by writing (selling) call options primarily on custom baskets of real estate securities not owned by the Fund. Each Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The call options written by a Fund will be collateralized by a portion of the Fund’s portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call options. The Funds also may write call options on stock indices or ETFs when Nuveen Asset Management believes such techniques are more efficient than writing custom basket call options and may add value. As the seller of a call option, a Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Fund will continue to bear the risk of the declines in the value of the Fund’s investment portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that generally, the options only may be exercised on their expiration date. Nuveen Asset Management generally will hold such options positions until expiration at which time Nuveen Asset Management will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by a Fund as the seller of the call option.

The Funds primarily write (sell) custom basket call options on real estate securities. In selecting real estate securities for each custom basket, the Funds seek to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time. The Funds also may write (sell) covered call options on individual securities issued by real asset related companies.

With respect to call options written on individual securities, the Funds will not write “naked” or uncovered call options. A call option written by a Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Custom basket call options written by the Funds will generally not be fully covered because the Funds will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration.

The notional value of the call options written by the Funds may range from 0% to 25% of Managed Assets, depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. When a Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written is limited.

The Options Strategy will be actively managed by Nuveen Asset Management in a manner that is consistent with the Funds’ investment objective of providing a high level of current income and long-term capital appreciation. In implementing the Options Strategy, Nuveen Asset Management will use its proprietary investment process to evaluate projections of global and sector returns, taking into account potential market volatility, tracking error, and the correlation of returns between the Funds’ investment portfolio and the Options Strategy. There can be no assurance that the Options Strategy will be successful.

PORTFOLIO COMPOSITION

The Funds have substantially identical portfolio compositions (other than the Target Fund’s holdings of whole loans and unsecured, mortgage-related interests). The following investments represent the principal components of the Funds’ portfolios.

Equity Securities

Common Stock.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock.    Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which a Fund invests will be declared or otherwise made payable. The Funds may invest in non-cumulative preferred stock, although Nuveen Asset Management would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Preferred stocks that have predominantly fixed-income characteristics are typically issued by corporations or by an affiliated business trust of a corporation. The market for these preferred stocks consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. These preferred stocks are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, these types of preferred stocks typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Convertible Securities.    The Funds may invest in convertible securities. A convertible security is typically a preferred security, debt security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest paid on the preferred security or debt security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Other Investment Companies.    Each Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Funds may invest in investment companies that are advised by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments. In addition, because securities of other investment companies may be leveraged and subject to leverage risk. The Fund may indirectly be subject to risks related to leverage. The market value of leveraged shares will tend to fluctuate more than the market value of unleveraged shares.

Exchange-Traded Funds.    The Funds may invest in ETFs, which are typically investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national securities exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the each Fund’s own operations.

Exchange-Traded Notes (“ETNs”).    The Funds may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a discount or premium to its market benchmark or strategy.

Real Estate Investment Trust (“REIT”) Securities.    REITs are typically publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed for federal income tax purposes at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of REITs, the emphasis of each Fund is expected to be on investments in the common stock and preferred stock of Equity REITs.

Because the Funds invest in the real estate industry, each Fund is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.

Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Because the Funds invest in REITs, each Fund also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Royalty Trusts.    Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Depositary Receipts.    A Fund’s investments in non-U.S. issuers (see “—Other Portfolio Components—Non-U.S. Securities” below) may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or OTC, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The each Fund also may invest in EDRs, GDRs and other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Warrants and Rights.    A Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by Nuveen Asset Management for inclusion in the Fund’s portfolio.

Debt Securities

Corporate Debt Securities.    The Funds may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Below Investment Grade Securities.    The Funds may invest in below investment grade securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities. Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Nuveen Asset Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. The Funds will be more dependent on Nuveen Asset Management’s research and analysis when investing in below investment grade securities. Nuveen Asset Management seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Nuveen Asset Management does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality.

Each Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Nuveen Asset Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt instruments.

U.S. Government Securities.    The Funds may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Funds also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), the Student Loan Marketing Association, the United States Postal Service, the Small Business Administration, the Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, a Fund invests in obligations issued by these instrumentalities only if Nuveen Asset Management determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. government securities which may be purchased by a Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (ii) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Municipal Bonds and Other Municipal Obligations.    These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. The Funds may invest in both taxable and tax-exempt municipal bonds.

Municipal Bonds.    The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds.    Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed- to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation.    The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by the Fund of the full principal amount represented by an obligation.

Derivative Municipal Securities.    Derivative municipal securities are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.

Tender Option Bonds (“TOBs”).    TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Variable Rate Demand Notes (“VRDNs”).    VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Obligations.    The Funds may invest in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements.    The Funds may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. A Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Variable, Floating, and Fixed Rate Debt Obligations.    The debt obligations in which a Fund invests or to which a Fund has exposure may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a bank, the commercial paper rates, or the longer term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. If Nuveen Asset Management incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Mortgage-Backed Securities

Mortgage-Backed Securities.    The Funds may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property. Mortgage-backed securities and CMBS in which a Fund may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Fund’s portfolio managers.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or FHLMC, but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments a Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Funds will invest only in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.

Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Whole Loans, Loan Participations and Other Mortgage-Related Interests

Whole Loans and Loan Participations.    Whole loans are entire ownership interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. An installment sales contract is an agreement by a seller to deliver a deed to property when certain conditions have been met, such as the completion of payment by the purchaser. Payments typically include an initial down payment with the balance being paid in installments over a period of time. Loan participations are fractional interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. Payments of principal and interest on each underlying mortgage loan or installment sales contract are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each loan participation holder its proportionate share of such payments in accordance with each holder’s percentage interest in the underlying mortgage or installment sales contract.

Mortgage Servicing Rights.    Loan participations to be offered by financial institutions may include, in addition to such loan participations, mortgage servicing rights. To the extent that loan participations and mortgage servicing rights are offered in one package by such financial institutions a Fund may seek to enter into arrangements with entities qualified to service mortgages pursuant to which the Fund would acquire the loan participations and such other entities would acquire the related mortgage servicing rights. In connection therewith, a Fund may seek to acquire an interest in the income generated by such mortgage servicing rights.

Mortgage servicing includes collecting and remitting loan payments, accounting for principal and interest, holding escrow funds for payments of taxes and insurance, collecting delinquent mortgages and supervising foreclosures in the event of unremedied defaults. Fees for performing mortgage servicing are based on the outstanding principal balance of the mortgages and are retained by the servicer out of monthly mortgage payments. As part of its servicing fees a mortgage servicer generally retains the interest earned on principal and interest payments prior to the time the servicer remits such amounts to the mortgage holder and the interest earned on escrows established for the payment of taxes and insurance of the mortgaged property. Interests in the cash flow from servicing fees may be acquired through contractual arrangements with the mortgage servicers or otherwise. A Fund will not seek to participate in mortgage servicing through the purchase of a mortgage banking company or the direct purchase of an existing servicing portfolio. In no event will a Fund actually perform mortgage servicing or be the mortgage servicer of record or enter into any arrangement pursuant to which a Fund could be liable to third parties in the event the mortgage servicer were to default on its obligations.

When a mortgage is prepaid or goes into default it generates no further income for the servicer. Accordingly, the value of mortgage servicing rights is extremely sensitive to prepayments and defaults. A rate of prepayment or default on the underlying mortgages greater than that anticipated by a Fund at the time of its investment in mortgage servicing rights would result in a reduced yield and possible loss of all or a portion of such investment.

In addition, a Fund’s ability to invest in mortgage servicing rights may be further limited by the requirement that it derive at least 90% of its gross income from certain permitted sources in order to qualify as a regulated investment company for federal income tax purposes.

A Fund’s entitlement to income from servicing fees pursuant to the Fund’s agreements with mortgage servicers is likely to depend on the mortgage servicer retaining its contractual right to servicing fees during the term of its agreement with the Fund. Should the mortgage servicer, during the term of its agreement with a Fund, become insolvent or have a receiver, conservator or similar official appointed for it by the appropriate regulatory authority or become a debtor in a bankruptcy proceeding or for other reasons, such as a default, or lose its contractual rights to servicing fees, the Fund could lose the remaining value of its investment including anticipated future income. However, a Fund will seek to structure agreements which would provide for contractual remedies against the mortgage servicer under such circumstances.

Other Portfolio Components

Non-U.S. Securities.    A Fund’s investments in foreign securities may include investments in securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and ETFs and other investment companies that provide investment exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets Investments.    The Funds may invest in securities of issuers in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies, but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Emerging markets often experience faster economic growth as measured by gross domestic product. Investments in emerging markets countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) domestic infrastructure problems; (v) currency volatility; (vi) foreign taxation; (vii) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (viii) the possibility that favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries. In addition, certain emerging markets countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Foreign Securities Exchanges.    The Funds may purchase and sell securities on foreign securities exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested. In addition, settlement problems could cause a Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

Master Limited Partnerships (“MLPs”).    MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

Illiquid Securities.    The Funds may invest in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements. The Board of each Fund or its delegate has the ultimate authority to determine which securities are liquid or illiquid. Each Board has delegated to Nuveen Fund Advisors the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used.

Each Board has directed Nuveen Fund Advisors, when making liquidity determinations, to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by a Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of each Fund or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Fund Advisors, if any, to protect liquidity.

Lending of Portfolio Securities.    Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral.

A Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans.

The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Nuveen Asset Management’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, each Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt instruments. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Nuveen Fund Advisors monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Fund Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.

If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Fund Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6) Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7) Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

The Funds may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, a Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Each Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

Options Strategy.    Each Fund will implement the Options Strategy, as described in more detail in the Joint Proxy Statement/Prospectus, by writing (selling) call options primarily on custom baskets of real estate securities not owned by the Fund. Each Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. See “—Options Transactions” below. The call options written by a Fund will be collateralized by a portion of the Fund’s portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call options. The Funds also may write call options on stock indices or ETFs when Nuveen Asset Management believes such techniques are more efficient than writing custom basket call options and may add value. As the seller of a call option, a Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Fund will continue to bear the risk of the declines in the value of its investment portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that the options only may be exercised on their expiration date. Nuveen Asset Management generally will hold such options positions until expiration at which time Nuveen Asset Management will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by a Fund as the seller of the call option.

Other Derivatives Techniques.    The Funds may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Funds may use include options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts, all of which are described in more detail below.

Each Fund may use derivatives for a variety of reasons, including to manage market or business risk, to enhance the Fund’s return or to hedge against adverse movements in currency exchange rates, or for other purposes related to the management of the Fund. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the OTC market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives have no such protection. Each party to an OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than a Fund’s initial investment in the derivative. As discussed below under “Segregation of Assets,” a Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives.

The particular derivative instruments the Funds can use are described below. Each Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. Each Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Futures and Options on Futures.    The Funds may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5) stock indices, and (6) individual stocks. The Funds also may buy and write options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds will only write futures options and straddles which are “covered.” This means that, when writing a call option, the Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, the Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs, and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Limitations on the Use of Futures, Futures Options and Swaps.    Nuveen Fund Advisors claims, with respect to the Funds, the exclusion from the definition of “commodity pool operator”

under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and thereby is not subject to registration or regulation as such under the CEA with respect to the Funds. In addition, Nuveen Asset Management claims the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and thereby is not subject to registration or regulation as such under the CEA with respect to the Funds. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Funds intend to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Funds. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Funds may employ futures, options on futures or swaps.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by a Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that each Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by a Fund also is subject to Nuveen Asset Management’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts.    There are several additional risks associated with transactions in commodity futures contracts.

Storage.    Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.    In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.    The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.

Forward Currency Contracts and other Foreign Currency Transactions.    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, a Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Funds. The Funds also may use currency futures contracts and options thereon for the same purposes.

Transaction Hedges.    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges.    The Funds could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure.    The Funds may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions.    Nuveen Asset Management’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Sub-Adviser’s view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Options Transactions.    The Funds primarily write (sell) custom basket call options on real estate securities. A custom basket call option is a single, OTC, “European style” contract on a group of securities constructed to track an index within parameters determined by Nuveen Asset Management. As the option is “European style,” generally it only may be exercised on its expiration date. In selecting real estate securities for each custom basket, each Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time. The Fund also may write (sell) covered call options on individual real estate and/or infrastructure securities issued by companies whose securities would be considered real asset related investments.

With respect to call options written on individual securities, the Funds will not write “naked” or uncovered call options. A call option written by a Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Custom basket call options written by a Fund will generally not be fully covered because the Fund will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration. Writing uncovered custom basket call options subjects a Fund to risks.

Over extended periods of time, the notional value of the call options written by a Fund may range from 0% to 25% of Managed Assets, depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. When a Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written is limited.

The ability of a Fund to achieve current gains is partially dependent on the successful implementation of the Options Strategy. There can be no assurance that the Options Strategy will be successful. Risks that may adversely affect the ability of a Fund to successfully implement the Options Strategy include the following:

Risks Associated with Selling Options.    There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, each Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As a Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. To the extent a Fund writes call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciates in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Over-the-Counter Option Risk.    The Funds may write (sell) unlisted over-the-counter options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. A Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by a Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, a Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, a Fund may be unable to liquidate an OTC option position.

Tax Risk.    Generally, the income from an OTC option written by a Fund will not be recognized by the Fund for federal income tax purposes until the option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain or loss depending on the exercise price of the option, the option premium, and the adjusted basis of the security underlying the option. The character of any gain or loss on the sale of the underlying security as short-term or long-term capital gain or loss will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Each Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances a Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position.

Swap Transactions.    The Funds may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. The Funds may also enter into options on the foregoing types of swap agreements (“swap options”). Each Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Each Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act sets forth a new regulatory framework for certain derivatives, such as swaps, in which a Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the OTC market. These developments could cause a Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on a Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on a Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and of doing business, which could adversely affect a Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, a Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Currency Swaps.    A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely- diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten,

extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements

Segregation of Assets

As a closed-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

For purposes of the Options Strategy, when a Fund writes a custom basket call option, such an option is considered “covered” if the Fund maintains with its custodian assets determined to be liquid by Nuveen Fund Advisors (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. Additionally, a call option written by a Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration or, if additional cash consideration is required, cash or other assets determined to be liquid by Nuveen Fund Advisors (in accordance with procedures established by the Board) in such amount are segregated or earmarked by the Fund’s custodian.

Each Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. Nuveen Asset Management will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

INVESTMENT RESTRICTIONS

Below are the fundamental investment restrictions of each Fund. The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. All of the Funds’ other investment policies, including each Fund’s investment objective and policy of investing at least 80% of its Managed Assets in certain investments, are non-fundamental and can be changed by the Board without a vote of the shareholders.

Except as described below, each Fund may not:

	Acquiring Fund		Target Fund
1.	Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act.	1.	Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act.

2.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	2.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

3.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.	3.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

4.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups, and provided further that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.	4.	Invest more than 25% of its total assets in securities of issuers in any one industry, provided that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups, and provided further that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.

	Acquiring Fund		Target Fund
5.	Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	5.	Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein (including whole loans, loan participations and other mortgage-related instruments) and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.	6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.

7.	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.	7.	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

8.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.	8.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

9.	Invest in collateralized debt obligations or collateralized loan obligations.

With respect to the limitations set forth in paragraphs 1 and 2 above, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

With respect to the limitation set forth in paragraph 2 above, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

With respect to the limitation set forth in paragraph 7 above, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like a Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

Similar to the limitation applicable to the Acquiring Fund set forth in paragraph 9 above, as a non-fundamental investment policy, the Target Fund, under normal conditions, will not invest in collateralized debt obligations or collateralized loan obligations.

For the purpose of applying the limitations set forth above, the Funds will generally use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. Whole loans, loan participations and other mortgage-related instruments will be considered part of the real estate industry group. A governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such nongovernmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it will not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(2)	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Portfolio Turnover

Each of the Funds may engage in portfolio trading when considered appropriate, but short-term trading is not used as a primary means of achieving a Fund’s investment objective. Although the Funds cannot accurately predict their annual portfolio turnover rates, the annual portfolio turnover rate of each Fund is generally not expected to exceed 200% under normal circumstances. However, there are no limits on the Funds’ rates of portfolio turnover, and investments may be sold without regard to length of time held when, in the Sub-Adviser’s opinion, investment considerations warrant such action.

The information in the table below reflects the portfolio turnover rates for the Acquiring Fund’s last two fiscal years ended December 31 and for the Target Fund’s last two fiscal years ended May 31.

Fund	2016	2015
Acquiring Fund	107%	96%
Target Fund	87%	104	%(1)

(1)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.

A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Pursuant to the Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all Nuveen Fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, the Acquiring Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2017 and the Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until July 1, 2017. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2016, Nuveen managed approximately $882 billion in assets, of which approximately $126 billion was managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years (where applicable) are as follows:

Acquiring Fund	2016	2015	2014
Gross Advisory Fees	$2,382,186	$2,549,017	$2,733,153
Waiver	$—	$—	$—

Net Advisory Fees	$2,382,186	$2,549,017	$2,733,153

Target Fund	2016	2015(1)
Gross Advisory Fees	$4,794,532	$4,462,176
Waiver	$(2,112,550)	$(2,388,534)

Net Advisory Fees	$2,681,982	$2,073,642

(1)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.

Sub-Adviser

Nuveen Fund Advisors has selected Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”) to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

With respect to each Fund, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 50% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors during each Fund’s last three fiscal years (where applicable) are as follows:

Acquiring Fund	2016	2015	2014
Sub-Advisory Fees	$1,191,093	$1,274,508	$1,366,577

Target Fund	2016	2015(1)
Sub-Advisory Fees	$1,340,991	$1,036,821

(1)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management

Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, Tryg T. Sarsland and John G. Wenker serve as portfolio managers to the Target Fund. Mr. Rosenberg, Mr. Schmitz, Ms. Langenfeld and Mr. Sarsland serve as portfolio managers of the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the consummation of the Reorganization.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of December 31, 2016:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets(1)
Jay L. Rosenberg	Registered Investment Companies	3	$6.38 billion
	Other Pooled Investment Vehicles	12	$1.70 billion
	Other Accounts	10	$1.73 billion

Jeffrey T. Schmitz, CFA	Registered Investment Companies	7	$3.99 billion
	Other Pooled Investment Vehicles	4	$114 million
	Other Accounts	3	$1.00 billion

Brenda A. Langenfeld, CFA	Registered Investment Companies	4	$5.20 billion
	Other Pooled Investment Vehicles	4	$150 million
	Other Accounts	444	$582 million

Tryg T. Sarsland	Registered Investment Companies	2	$1.70 billion
	Other Pooled Investment Vehicles	12	$1.70 billion
	Other Accounts	5	$1.20 billion

John G. Wenker	Registered Investment Companies	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

(1)	Assets are as of December 31, 2016. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base Pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Bonus.    Each Fund’s portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of a portfolio manager’s annual cash bonus is based on investment performance in the strategy, generally measured over the past one-, three- and five-year periods (as applicable) unless the portfolio manager’s tenure is shorter. Investment performance generally is determined by evaluating the strategy’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-Term Incentive Compensation.    Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio manager as of December 31, 2016:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Target Fund
Jay L. Rosenberg	Over $100,000	None
Jeffrey T. Schmitz, CFA	$50,001-$100,000	None
Brenda A. Langenfeld, CFA	None	None
Tryg T. Sarsland	None	None
John G. Wenker	None	Over $100,000

Codes of Ethics

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Proxy Voting Policies and Procedures

Each Fund has delegated authority to the Adviser to vote proxies for securities held by the Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues, Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the applicable Fund’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of each Fund, Nuveen Asset Management is responsible for decisions to buy and sell securities for the Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by a Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for a Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause a Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management may cause a Fund to pay up in recognition of the value of the brokerage and research products and services provided by the broker-dealer. The broker-dealer may directly provide such products or services to the Fund or purchase them from a third party for the Fund. In such cases, Nuveen Asset Management is in effect paying for the brokerage and research products and services with client commissions—so-called “soft dollars.” Nuveen Asset Management will only cause the Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management with respect to the managing of its accounts.

The types of research products and services Nuveen Asset Management receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer software and related consulting services and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons.

The brokerage and research products and services Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own normal research activities. As a practical matter, Nuveen Asset Management could not, on its own, generate all of the research that broker-dealers provide without materially increasing expenses. The brokerage and research products and services Nuveen Asset Management receives from broker-dealers may be put to a variety of uses and may be provided as part of a product that bundles research and brokerage products with other products into one package as further described below. Nuveen Asset Management reduces its expenses through its use of soft dollars.

As a general matter, the brokerage and research products and services Nuveen Asset Management receives from broker-dealers are used to service all of Nuveen Asset Management’s accounts, including each Fund. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions are used for brokerage and research products and services utilized in managing fixed income accounts.

Nuveen Asset Management receives brokerage or research products or services that it also uses for business purposes unrelated to brokerage or research. For example, certain brokerage services are provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and recordkeeping services into one package. Market data services are a specific example of mixed use services that Nuveen Asset Management might acquire because certain employees of Nuveen Asset Management may use such services for marketing or administrative purposes while others use them for research purposes. The acquisition of mixed use products and services causes a conflict of interest for Nuveen Asset Management, in that, clients pay up for this type of brokerage or research product or service while the product or service also directly benefits Nuveen Asset Management. For this reason, and in accordance with general SEC guidance, Nuveen Asset Management makes a good faith effort to determine what percentage of the product or service is used for non-brokerage or research purposes and pay cash (“hard dollars”) for such percentage of the total cost. To ensure that its practices are consistent with its fiduciary responsibilities to its clients and to address this conflict, Nuveen Asset Management makes all determinations with regard to whether mixed use items may be acquired and, if so, what the appropriate allocations are between soft dollar and hard dollar payments for such products and services. These determinations themselves represent a conflict of interest as Nuveen Asset Management has a financial incentive to allocate a greater proportion of the cost of mixed use products to soft dollars.

Each Fund’s portfolio transactions involve payment of a brokerage commission. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in OTC securities, each Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that each Fund will purchase most foreign equity securities in the OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the OTC markets in the United States or overseas. The foreign and domestic debt securities in which each Fund may invest are generally traded in the OTC markets.

The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with Nuveen Fund Advisors or Nuveen Asset Management unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to Fund shareholders, as determined by the Board. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to a Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

The information in the table below reflects the aggregate brokerage commission paid by the Acquiring Fund for the Acquiring Fund’s last three fiscal years ended December 31 and by the Target Fund for the Target Fund’s last two fiscal years ended May 31:

	2016	2015		2014
Acquiring Fund	$424,074	$478,838		$677,481
Target Fund	$660,682	$580,498	(1)	N/A

(1)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.

During the fiscal year ended December 31, 2016, the Acquiring Fund paid to brokers as commissions in return for research services $204,797 and the aggregate amount of those transactions on which such commissions were paid were $105,154,593.

The Acquiring Fund has acquired during the fiscal year ended December 31, 2016 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act of the parents of the brokers or dealers. The following table sets forth these brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended December 31, 2016:

Broker/Dealer	Issuer	Aggregate Acquiring Fund Holdings of Broker/Dealer or Parent (as of December 31, 2016)
JPMorgan	JPMorgan, Interest Rate Swap	$(522,420	)*
JPMorgan	JPMorgan, Interest Rate Swap	(847,585	)*
Macquarie Securities, Inc.	Macquarie Infrastructure Corporation	987,753
State Street Bank and Trust Company	Fixed Income Clearing Corporation, Repurchase Agreement	741,164
Wells Fargo Securities, LLC	Wells Fargo REIT	—

*	Amount reflects unrealized appreciation/depreciation.

During the fiscal year ended May 31, 2016, the Target Fund paid to brokers as commissions in return for research services $361,299 and the aggregate amount of those transactions on which such commissions were paid were $176,014,856.

The Target Fund has acquired during the fiscal year ended May 31, 2016 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act of the parents of the brokers or dealers. The following table sets forth these brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended May 31, 2016:

Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent (as of May 31, 2016)
Macquarie Securities, Inc.	Macquarie Infrastructure Corporation	$1,999,423
State Street Bank and Trust Company	Fixed Income Clearing Corporation, Repurchase Agreement	15,336,834
Wells Fargo Securities, LLC	Wells Fargo REIT	—

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

Each Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, each Fund’s common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, each Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. However, there can be no assurance that either Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the applicable Board at the time it considers such issue, it is the current policy of each Fund’s Board, which may be changed by the applicable Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange (the “NYSE”), the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Each Fund’s Board may in the future modify these conditions in light of experience.

The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of a Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Fund’s Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Additional Information About the Funds—Certain Provisions in the Funds’ Declarations of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of a Fund to an open-end investment company. If a Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares, if applicable, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. A Fund’s Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if a Fund’s common shares trade below net asset value, the Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Fund’s Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. Substantially similar consequences would be relevant to a shareholder that acquires, holds and/or disposes of shares of the Target Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income

(even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gains and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gains. However, if the Acquiring Fund retains any net capital gains or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gains not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain investment practices of the Acquiring Fund are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The taxation of options is generally governed by Code section 1234. Under Code section 1234, if an option which the Acquiring Fund has written expires on its stipulated expiration date, the Acquiring Fund recognizes a short-term capital gain. If the Acquiring Fund enters into a closing purchase transaction with respect to an option which the Acquiring Fund has written, the Acquiring Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. If a call option which the Acquiring Fund has written is exercised, the Acquiring Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If an option which the Acquiring Fund has purchased expires on the stipulated expiration date, the Acquiring Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Acquiring Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate Dividends Received Deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

The Acquiring Fund’s investments in so-called “section 1256 contracts,” which include certain futures contracts as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by the Acquiring Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Acquiring Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by the Acquiring Fund.

The Acquiring Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Acquiring Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gain that the Acquiring Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Acquiring Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Acquiring Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Acquiring Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. Distributions to the Acquiring Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Acquiring Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the Acquiring Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC stock. The Acquiring Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Acquiring Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Acquiring Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the fund level under the PFIC rules would generally be eliminated, but the Acquiring Fund could, in limited circumstances, incur nondeductible interest charges. The Acquiring Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

The Acquiring Fund’s investments in REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT will not qualify for the corporate Dividends Received Deduction and generally will not constitute qualified dividend income.

The Acquiring Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Acquiring Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass through” to the Acquiring Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of foreign taxes in computing his, her or its taxable income and can use such amount as a foreign tax credit against his, her or its U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Acquiring Fund’s taxable year whether the foreign taxes paid by the Acquiring Fund will “pass through” for that year.

If the Acquiring Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held shares of the Acquiring Fund. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. A portion of the Acquiring Fund’s distributions to shareholders may qualify for the Dividends Received Deduction available to corporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. The Acquiring Fund does not expect to qualify to pay “exempt interest” dividends.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in his, her or its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring

Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gains or losses to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gains or losses if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gains or losses. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, dividends, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring

Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and sale, redemption or exchange proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

EXPERTS

Acquiring Fund.    The financial statements of the Acquiring Fund appearing in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended December 31, 2016, 2015 and 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended December 31, 2014, the Board of the Acquiring Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Acquiring Fund, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments, Inc. by TIAA.

Ernst & Young’s reports with respect to the financial statements of the Acquiring Fund for the fiscal years ended prior to December 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to December 31, 2014 for the Acquiring Fund and for the period January 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Acquiring Fund’s financial statements.

Target Fund.    The audited financial statements of the Target Fund appearing in the Target Fund’s Annual Report for the fiscal year ended May 31, 2016 and the unaudited financial statements appearing in the Target Fund’s Semi-Annual Report for the six months ended November 30, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended May 31, 2016 and 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PwC provides auditing services to the Target Fund. The principal business address of PwC is 1 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets, including all foreign assets, of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Custodian may place and maintain a Fund’s foreign securities with sub-custodians employed by the Custodian or foreign securities depositories, all in accordance with the applicable provisions of the Fund’s Custody Agreement. The custodian of the whole loan assets of the Target Fund is U.S. Bank National Association, 180 East Fifth Street, 4th Floor, St. Paul, Minnesota 55101. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of each Fund to Computershare, Inc.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Reorganization and that shareholders of the Acquiring Fund must approve the issuance of additional shares of the Acquiring Fund in connection with the Reorganization. If one Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing of the

Reorganization will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund as of December 31, 2016. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12 Month Period Ended
Diversified Real Asset Income Fund (“Target Fund”)	Nuveen Real Asset Income and Growth Fund (“Acquiring Fund”)	December 31, 2016

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are registered closed-end management investment companies. The Reorganization will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumed distribution by the Target Fund of undistributed net investment income of $332,533. The table below shows the common shares that Target Fund shareholders would have received if the Reorganization were to have taken place on the period end date in Note 1.

Shares Exchanged
17,898,582

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
Acquiring Fund	$176,439,486	December 31, 2016
Target Fund	$324,671,905	December 31, 2016
Nuveen Real Asset Income and Growth Fund Pro Forma	$500,038,858	December 31, 2016

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma financial information as if the Reorganization had taken place on the first day of the period disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Nuveen Real Asset Income and Growth Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Investor relations expenses(1)	$39,936	0.01%
Trustees fees(1)	(198,276)	(0.04)%
Professional fees(1)	(196,971)	(0.04)%
Custodian fees(1)	(169,127)	(0.03)%
Management fees(2)	(89,243)	(0.02)%
Shareholder reporting expenses(1)	(21,648)	(0.00	)%(3)
Stock exchange listing fees(1)	(7,832)	(0.00	)%(3)
Other(1)	(4,477)	(0.00	)%(3)

Total Pro Forma Net Expense Adjustment	$(647,638)	(0.13)%

(1)	Reflects the anticipated change in certain duplicative expenses eliminated as a result of the Reorganization.
(2)	Reflects the impact of applying the Acquiring Fund’s post-Reorganization fund-level management fee rate to the combined fund’s average managed assets.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganization; specifically, policies regarding security valuation or compliance with Subchapter M of the Code. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Reorganization Costs

The Reorganization costs (whether or not the Reorganization is consummated) will be allocated between the Funds. The costs of the Reorganization are estimated to be $740,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Funds. The Acquiring Fund and the Target Fund are expected to be charged approximately $75,000 and $665,000, respectively, in connection with the Reorganization. The pro forma financial information included in Note 2 has been adjusted for costs related to the Reorganization to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of December 31, 2016, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of the Target Fund’s assets) of the securities in the Target Fund’s portfolio solely as a result of the Reorganization.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, strategies, investment objective, policies and restrictions, and substantially the same portfolio composition, of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of December 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, per the table below.

	Acquiring Fund	Target Fund
Not subject to expiration	$1,519,011	$78,506,734

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services A brief description of the applicable Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

1.        Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

A-1

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

A-2

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Moody’s U.S. Municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. Historical default and loss rates for obligations rated on the U.S. Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

U.S. Municipal Long-Term Debt Ratings

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa

Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa

Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A-4

A

Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa

Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba

Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B

Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa

Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca

Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C

Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

A-5

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-6

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Additional Information

Provisional Ratings—(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Refundeds—#: Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

A-7

Withdrawn—WR: When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

Not Rated—NR: NR is assigned to an unrated issuer, obligation and/or program.

Fitch Ratings, Inc.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch Ratings” or “Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Ratings

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

A-8

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D

Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

A-9

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“+” or “-” may be appended to a rating to denote relative status within a major rating category. Such suffixes are not added to short-term ratings other than ‘F1’.

A-10

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Additional Information

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD.’

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

A-11

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2016

JRI
Nuveen Real Asset Income and Growth Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland have been portfolio managers since 2015.

Here the Fund’s portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. In the four calendar quarters of 2016, growth averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Weakness was more pronounced in the first half of the reporting period, as GDP growth averaged below 1.5% in the first two quarters. Although a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, the drop in exports that followed widened the trade deficit, which dampened economic activity to a 1.9% annualized rate in the last three months of 2016, as reported by the “advance” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in December 2016 from 5.0% in December 2015 and job gains averaged slightly above 200,000 per month for the past twelve months. Consumer spending surged in the second quarter of 2016, then decelerated somewhat in the second half of the reporting period. Moreover, as the cost of gasoline and rents climbed over 2016, inflation ticked higher. The Consumer Price Index (CPI) rose 2.1% over the twelve-month reporting period ended December 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in November 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.5% and 5.3%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Business spending weakened in the first half of 2016 but modestly improved over the remainder of the year. Early in the reporting period, the energy sector’s slump, financial market turbulence and a murky outlook on U.S. and global growth weighed on business sentiment and dampened spending. However, business confidence improved in the second half of the year, as oil prices stabilized, recession fears diminished and the election of Donald Trump stoked expectations for new pro-growth fiscal policy.

Given the economy’s consistent expansion and the uptick in the inflation rate, the Fed raised one of its main interest rates in December for the second time in a year, to a range of 0.50% to 0.75%. Additionally at its December 2016 meeting, the Fed revised its forecast from two to three increases in 2017, signaling greater confidence in the economy and rising inflation expectations.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum in June 2016 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and Trump’s unexpected win contributed to an initial sell-off across global markets but the markets quickly resumed their advance after digesting the initial shock.

Despite several bouts of significant volatility, the U.S. equity market extended its recovery as major market indexes such as the S&P 500® Index, the Dow Jones Industrials Average and the NASDAQ Index reached record highs later in 2016 and posted double-digit gains for 2016, fueled by Trump’s election and improving economic conditions. The bellwether S&P 500® Index, for example, gained 11.96% over the twelve-month reporting period. However, the index experienced a significant divergence among sector performance with energy the standout on the positive side with a gain of around 27%. The sector benefited as oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply. The telecommunication services and financial sectors also turned in strong gains of more than 23% and 21%, respectively. Following the election, investors bid up many financial stocks due to prospects for strong economic growth and fewer regulations, coupled with the rising rate bias indicated by the Fed. Health care was only the sector in the red for 2016 with a -2% return. Concerns about drug pricing controls and later in the reporting period, the possible repeal of the Affordable Care Act under the new administration, weighed down the segment. The real estate investment trust (REITs) sector also turned in lackluster results after a strong start to 2016, advancing only around 2% for the reporting period as rising interest rates lessened their appeal. During the reporting period, REITs were broken out from financials as a stand-alone sector, bringing the number of sectors in the index to eleven.

Small-cap stocks in the U.S. recovered from last year’s underperformance and gained momentum as the reporting period progressed, turning in results significantly better than their large-cap brethren with a 21.31% return according to the Russell 2000® Index. The election results gave the segment an additional boost since small caps are likely to benefit the most from “Trumpenomics” due to their smaller size, domestic focus and greater insulation from potential trade wars. Small caps also handily beat mid-cap stocks, which posted a return of 13.80% as measured by the Russell Midcap Index. Across the capitalization spectrum in the U.S., investors favored the more defensive areas of the market for much of the reporting period, leading value stocks to strongly outperform growth stocks during this time frame. Meanwhile, in overseas markets, Europe struggled and turned in basically flat results for the period, dragging down the overall return

6	NUVEEN

of the MSCI EAFE Index to 1.51% for the twelve-month reporting period. Emerging markets fared much better, outpacing developed markets overseas as investors returned to this asset class in the second half of the reporting period, largely due to commodity price stability and the ongoing search for yield and returns. The MSCI Emerging Markets Index advanced 11.60%.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2016?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Custom Blended Benchmark, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. The Fund’s Custom Blended Benchmark constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. As the reporting period progressed, we began adding energy exposure where appropriate to add cyclicality to the Fund’s portfolio and because the sector likely has regulatory and policy tailwinds from the new Trump administration. Also, midway through the reporting period, we began reducing the Fund’s U.S. REIT preferred exposure and continued to do so through the end of October 2016. At that time, the Fund was positioned with the lowest weight in REIT preferreds that it has had since its inception at around 13% of the portfolio. The shift was mostly because of the significant premiums that real estate preferreds had been trading at as investors continued to pile into the highest yielding parts of the market. The move was prescient because the dramatic increase in interest rates shortly thereafter adversely affected the U.S. REIT preferred group, which gave us the opportunity to add back slightly after valuations became more attractive. Also during the reporting period, we added fairly significantly to the infrastructure preferred segment of the Fund by increasing our holdings in hybrids, mandatory convertible securities and straight utility preferreds. At the end of the reporting period, the infrastructure preferred segment represented approximately 25% of the Fund’s portfolio. We believed valuations looked more appealing in those segments, although at lower current yields, potentially providing more downside protection because these securities are trading at better relative valuations than most of the preferred universe that we would consider appropriate for this portfolio.

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Portfolio Managers’ Comments (continued)

The Fund’s allocations to REIT common equities ended the reporting period up modestly to around 25.5% of Fund assets. While real estate fundamentals remained supportive, we believed that growth within the sector was beginning to slow a bit, especially in some of the larger coastal markets. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle. As a result, the Fund continued to have a slight underweight to REIT equities and, as mentioned above, its REIT preferred exposure fell to its lowest level since inception.

The Fund’s high yield fixed income exposure ended 2016 slightly lower at around 13% of the portfolio. Within the high yield portfolio, we maintained our largest sector weighting in the pipeline segment. Our next three biggest concentrations were in data centers, real estate and hospitals; however, we continued to invest our high yield portfolio across the spectrum of infrastructure. While our outlook for the high yield sector for 2017 is positive, our total return expectations have come down somewhat given the very strong performance of the group in 2016.

How did the Fund perform during this twelve-month reporting period ended December 31, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2016. For the twelve-month reporting period ended December 31, 2016, the Fund’s total return at net asset value (NAV) outperformed its JRI Custom Blended Benchmark and the Morgan Stanley Capital International (MSCI) World Index.

All five of the “real asset” categories represented in the JRI Custom Blended Benchmark produced positive absolute returns during the twelve-month reporting period, but with fairly significant divergence among the returns. High yield bonds made an impressive recovery to turn in the strongest results among the five real asset categories represented in the Fund, gaining 17.13% during the reporting period as measured by the Bloomberg Barclays U.S. Corporate High Yield Index. The segment was helped along by continued accommodative policy by the Fed, which in turn drove more inflows into the market, and recovering period prices. High yield spreads contracted during the reporting period, coming close to the tightest level that they’ve been during this credit cycle. The basic materials and energy sectors performed best, along with other cyclical sectors, which bounced back sharply after the oil price collapse in 2014 and 2015.

The global infrastructure sector was also a strong performer during the reporting period gaining 12.43% as measured by the S&P Global Infrastructure Index, slightly outperforming the broad U.S. equity (S&P 500® Index) market return of 11.96% and further outpacing the global equity (MSCI World Index) market return of 8.15%. However, all of the segment’s gains came in the first half of the reporting period when the more defensive global infrastructure stocks held up much better than the broader markets during both the initial stock market sell-off and the rebound following the bottoming of oil prices in mid-February 2016. The infrastructure sector continued to perform well as global growth waned, interest rates fell and political uncertainty escalated, especially in Europe thanks to the U.K.’s Brexit vote to leave the European Union. In the second half of the reporting period, however, global infrastructure underperformed. Investors rotated sharply into more economically sensitive and cyclical sectors after the yield on the 10-year Treasury jumped nearly 1% and investors began to price in the likelihood for stronger economic growth and a faster pace of Fed rate increases in 2017.

The public commercial real estate sector posted a 4.99% return (FTSE EPRA/NAREIT Developed Index) during the reporting period, which significantly underperformed the broader global equity markets. Real estate shares were adversely affected by the quick and substantial move higher in global interest rates along with a change in investor sentiment as defensive areas such as real estate and infrastructure were used as a source of funds to move into more cyclical areas. The election of Donald Trump in the U.S. was the catalyst for the distinct bifurcation in the marketplace because his pro-business and pro-growth rhetoric paved the way for higher expected inflation, higher interest rates, higher growth and a bid for more economically-sensitive sectors. After significant outperformance during the first half of the reporting period by real estate relative to other equities, the second half proved to be the mirror image and in fact

8	NUVEEN

eclipsed the return advantage entirely. Meanwhile, both of the Fund’s preferred benchmarks produced somewhat muted returns relative to the other three segments during the reporting period with the Wells Fargo Hybrid & Preferred Securities REIT Index gaining 3.65% and the Bloomberg Barclays Global Capital Securities Index up 2.91%.

The Fund continued to generate a consistent gross yield that remained above our overall yield hurdle, while producing a total return ahead of its JRI Custom Blended Benchmark. As noted above, we attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s outperformance relative to the blended benchmark was driven by favorable results across three of the five sections of its portfolio, led by the REIT common equity segment, followed by the infrastructure preferred and REIT preferred segments. The Fund also outperformed the MSCI World Index during the reporting period due to its focus on the more defensive areas of the market. As noted above, these areas performed particularly well during the first half of the reporting period in the midst of heightened market and oil price volatility and dramatically falling interest rates.

The most significant contributor to the Fund’s outperformance was our stock selection within the REIT common equity portion of the portfolio. Our focus on higher yielding companies in the portfolio led our REIT holdings in general to outperform as investors continued to clamor for income throughout the reporting period. Eleven of the fifteen property types we owned in the real estate portfolio outperformed their respective benchmark sectors with office and health care leading the way.

Relative to the blended benchmark, the Fund also benefited from strong security selection in the infrastructure preferred sector. Collectively, our holdings solidly outpaced the somewhat muted return of the overall sector; however, these gains were partially offset by an overweight position in the space. The largest sector weight within our infrastructure preferred investments was to pipeline companies, which have almost no representation in the index. In general, we have added to the energy area over the past year based on more attractive valuations and a bottoming in crude oil prices. We continue to favor the area for the cyclicality it offers and because of the likelihood for a friendly administration from a regulatory and policy standpoint. While preferreds are typically somewhat sensitive to changes in interest rates, our pipeline holdings produced strong positive absolute returns.

Real estate preferred shares within the Fund’s portfolio performed well on both an absolute and relative basis. The leading contributor to our relative outperformance was a lack of exposure to self-storage preferreds, which make up a significant percentage of the index. The self-storage sector within the preferred securities benchmark was down around 2.5% during the reporting period, mainly due to decelerating fundamentals in the segment. Occupancy gains have slowed in the sector, which is near full capacity; therefore, cash flow growth can only come from rental increases. After years of outperformance, valuations in the segment were somewhat elevated, while there was also some growing concern about supply growth. The Fund also benefited from our security selection in net lease and underweight position in the office segment during the reporting period. In addition, heavier-than-index exposure to non-rated real estate preferreds helped relative returns. We are comfortable taking on this additional credit risk within the space given the depth of our team’s real estate experience, plus we believe these securities should perform better in a rising rate environment. This is because of their larger coupons, which help to build in additional downside cushion, as well as the fact that these companies are usually a little more sensitive to the economic cycle. So if interest rates rise based on the outlook for stronger economic growth, these companies should benefit by way of an improving business environment, which helps offset the negative effects of higher interest rates.

High yield debt was the largest detractor from performance relative to the blended benchmark, but the segment provided very strong absolute performance within the Fund during the reporting period. While the Fund’s holdings collectively produced a solid gain of more than 12%, they underperformed the benchmark’s holdings. The high yield performance trend that started in mid-February 2016 continued through the end of the reporting period, but particularly after the U.S. election. Performance during the last ten-and-a-half months of 2016 was dominated by increased

NUVEEN	9

Portfolio Managers’ Comments (continued)

risk appetites as investors searched for yield in the previously beaten down commodity-driven segments such as energy and metals/mining, and across nearly all of the CCC rated segment of the high yield market. For 2016, energy gained 37.4% and metals/mining 45.5%, while CCC rated securities advanced 31.5%. The market was particularly strong in these categories after the election because investors priced in the possibility of economic expansion driven by lower tax rates, reduced regulations and greater fiscal spending. The ongoing strength in oil and gas prices, coupled with accommodative capital markets, continued to provide solid tailwinds for the energy sector and benefited our high yield portfolio, given that pipelines represented our largest weighting relative to the benchmark. However, this positive was more than offset by our portfolio’s lack of exposure to the metals/mining sector and other industrial companies, which we generally do not own because the Fund’s real asset mandate requires us to own companies with infrastructure or real estate related businesses. Also, our high yield portfolio had a modest underweight to CCC and lower rated securities, given our higher credit quality bias, which also detracted during the reporting period.

The global infrastructure equity segment detracted during the reporting period, mainly due to our significant underweight to pipelines, an area that advanced more than 45% in the benchmark. These names remained highly correlated to the price of crude oil, which was up substantially from the lows hit earlier in the reporting period. In fact, oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply. Our stock selection and underweight in the fairly strongly performing electric utilities sector also detracted. Although we did experience favorable results from stock selection in toll roads in this sector, it was not enough to offset the performance drag from the other areas.

The Fund shorted short-term U.S. Treasury futures contracts as a hedge against potential increases in interest rates. These future contracts had positive impact on performance during the reporting period.

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Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on performance during this reporting period.

As of December 31, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	29.34%
Regulatory Leverage*	29.34%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2016	Draws	Paydowns	December 31, 2016	Average Balance Outstanding	Draws	Paydowns	February 28, 2017
$74,500,000	$4,375,000	$(5,600,000)	$73,275,000	$71,435,178	$ —	$ —	$73,275,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	11

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2016, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of December 31, 2016. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of December 31, 2016

Fiscal YTD Percentage of Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
84.11%	0.00%	15.89%	$1.3490	$1.1346	$0.000	$0.2144

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1100	7.30%	12.82%	10.39%	7.46%	12.82%

SHARE REPURCHASES

During August 2016, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

12	NUVEEN

As of December 31, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JRI
Shares cumulatively repurchased and retired	27,600
Shares authorized for repurchase	975,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JRI
Shares repurchased and retired	17,800
Weighted average price per share repurchased and retired	$13.07
Weighted average discount per share repurchased and retired	17.34%

OTHER SHARE INFORMATION

As of December 31, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$18.09
Share price	$15.74
Premium/(Discount) to NAV	(12.99)%
12-month average premium/(discount) to NAV	(12.07)%

NUVEEN	13

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

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JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of December 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	Since Inception
JRI at NAV	12.82%	10.39%
JRI at Share Price	12.37%	7.14%
Custom Blended Benchmark	8.81%	6.90%
MSCI World Index	7.51%	9.02%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

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This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	58.1%
Convertible Preferred Securities	13.3%
$25 Par (or similar) Retail Preferred	32.0%
Corporate Bonds	19.8%
Convertible Bonds	1.1%
$1,000 Par (or similar) Institutional Preferred	11.4%
Investment Companies	2.4%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	3.0%
Net Assets Plus Borrowings	141.5%
Borrowings	(41.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Equity Real Estate Investment Trusts	34.0%
Electric Utilities	17.5%
Oil, Gas, & Consumable Fuels	12.2%
Multi-Utilities	11.3%
Transportation Infrastructure	3.7%
Mortgage Real Estate Investment Trusts	3.2%
Repurchase Agreements	0.3%
Other	17.8%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	2.3%
BBB	37.4%
BB or Lower	31.2%
N/R (not rated)	29.1%
Total	100%

Country Allocation

(% of total investments)1

United States	60.0%
Canada	13.3%
Australia	5.1%
United Kingdom	4.4%
Singapore	3.6%
Hong Kong	2.2%
Other	11.4%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Plains All American Pipeline LP	3.5%
Spark Infrastructure Group	3.3%
Enterprise Products Partnership LP	2.9%
Targa Resources Corporation	2.8%
STAG Industrial Inc.	2.3%

1	Excluding investments in derivatives.

NUVEEN	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Real Asset Income and Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Asset Income and Growth Fund (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2013 were audited by other auditors whose report dated February 27, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 28, 2017

18	NUVEEN

JRI

Nuveen Real Asset Income and Growth Fund
Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 138.1% (99.7% of Total Investments)

	COMMON STOCKS – 58.1% (41.9% of Total Investments)

	Air Freight & Logistics – 0.9%

49,091	BPost SA, (2)	$1,160,541
13,621	Oesterreichische Post AG, (2)	456,581
	Total Air Freight & Logistics	1,617,122

	Commercial Services & Supplies – 0.7%

78,569	Covanta Holding Corporation	1,225,676

	Construction & Engineering – 0.3%

26,711	Ferrovial SA, (2)	476,371

	Diversified Telecommunication Services – 0.5%

384,953	HKBN Limited, (2)	421,341
5,809	Inmarsat PLC, (2)	53,748
188,268	Singapore Telecommunications Limited, (2)	472,258
	Total Diversified Telecommunication Services	947,347

	Electric Utilities – 7.0%

52,718	Alupar Investimento SA, (2)	276,717
1,133,070	AusNet Services, (2)	1,289,886
54,535	Brookfield Infrastructure Partners LP, (6)	1,825,286
217,463	Contact Energy Limited, (2)	703,210
21,967	EDP – Energias de Portugal, S.A., (2)	66,858
35,243	Endesa S.A, (2), (3)	745,321
2,321	Hafslund ASA, Class B Shares	25,534
614,470	HK Electric Investments Limited, 144A, (2)	506,574
734,430	Infratil Limited, (2)	1,403,033
72,526	Scottish and Southern Energy PLC, (2)	1,384,816
1,977,875	Spark Infrastructure Group, (2)	3,392,730
108,916	Transmissora Alianca de Energia Eletrica SA, (2)	693,528
	Total Electric Utilities	12,313,493

	Equity Real Estate Investment Trusts – 22.9%

130,012	AEW UK REIT PLC	153,417
101,839	American Hotel Income Properties REIT LP	793,383
66,856	Armada Hoffler Properties Inc.	974,092
268,486	Ascendas Real Estate Investment Trust, (2)	419,763
47,028	Automotive Properties Real Estate Investment Trust	374,080
13,520	CareTrust REIT Inc.	207,126
64,894	Charter Hall Retail REIT, (2)	197,728
43,898	Choice Properties Real Estate Investment Trust	440,402
66,423	City Office REIT, Inc.	874,791
1,230	Cofinimmo, SANV, (2)	140,451
35,253	Community Healthcare Trust Inc.	811,877
12,553	Crombie Real Estate Investment Trust	126,965
103,864	Dream Global Real Estate Investment Trust	731,028
29,922	Easterly Government Properties, Inc.	599,038
293,530	Empiric Student Property PLC	383,451
20,120	Eurocommercial Properties NV, (2)	773,922
749,758	Fortune REIT, (2)	860,814
5,477	Four Corners Property Trust, Inc.	112,388
24,217	Franklin Street Properties Corporation	313,852
1,034,921	Frasers Centrepoint Trust	1,357,836
2,309,849	Frasers Logistics & Industrial Trust, (2)	1,474,121
47,986	Gaming and Leisure Properties Inc., (6)	1,469,331

NUVEEN	19

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

30,809	Granite Real Estate, Inc.	$1,028,688
6,487	Hersha Hospitality Trust	139,471
25,065	Hospitality Properties Trust	795,563
5,924	ICADE, (2)	422,218
90,391	Immobiliare Grande Distribuzione SIIQ SpA	68,889
42,756	Independence Realty Trust	381,384
719,885	Keppel DC REIT, (2)	587,932
99,054	Killam Apartment Real Estate I	880,873
20,216	Liberty Property Trust	798,532
13,992	LTC Properties Inc.	657,344
760,958	Mapletree Commercial Trust	733,029
1,123,431	Mapletree Greater China Commercial Trust, (2)	734,753
140,060	Mapletree Logistics Trust, (2)	98,510
63,123	MedEquities Realty Trust, Inc.	700,665
109,585	Medical Properties Trust Inc., (6)	1,347,896
35,675	MGM Growth Properties LLC	902,934
36,267	New Senior Investment Group Inc.	355,054
139,970	NorthWest Healthcare Properties REIT	1,063,340
48,806	OneREIT	130,135
368,391	Parkway Life Real Estate Investment Trust	600,354
1,555	Physicians Realty Trust	29,483
246,409	Plaza Retail REIT	917,622
435,856	Prologis Property Mexico SA de CV	624,254
264,378	Pure Industrial Real Estate Trust	1,100,714
12,840	RioCan Real Estate Investment Trust	254,667
54,770	Senior Housing Properties Trust	1,036,796
26,770	Smart Real Estate Investment Trust	643,804
121,794	Spirit Realty Capital Inc., (4)	1,322,683
99,823	STAG Industrial Inc.	2,382,775
1,377	Sunstone Hotel Investors Inc.	20,999
442,131	TF Administradora Industrial S de RL de CV	556,672
4,729	Universal Health Realty Income Trust	310,175
3,699	Urstadt Biddle Properties Inc.	89,183
146,919	VEREIT, Inc.	1,242,935
647,543	Vicinity Centres, (2)	1,396,437
124,993	Viva Energy REIT, (2), (3)	216,148
31,503	Washington Prime Group, Inc.	327,946
21,207	Wereldhave NV, (2)	953,887
85,003	WPT Industrial Real Estate Investment Trust	1,008,986
	Total Equity Real Estate Investment Trusts	40,453,586

	Gas Utilities – 0.5%

4,665	AmeriGas Partners, LP, (6)	223,547
22,422	Enagas, (2)	568,246
	Total Gas Utilities	791,793

	Health Care Providers & Services – 0.6%

81,740	Sienna Senior Living Inc., Subscription	992,338

	Independent Power & Renewable Electricity Producers – 2.1%

5,189	Brookfield Renewable Energy Partners LP	154,113
39,998	Brookfield Renewable Energy Partners LP	1,187,145
15,311	Pattern Energy Group Inc.	290,756
170,638	Renewables Infrastructure Group Limited	230,482
190,187	Saeta Yield S.A, (2), (3)	1,625,723
18,031	TransAlta Renewables Inc.	192,578
	Total Independent Power & Renewable Electricity Producers	3,680,797

	Media – 0.3%

12,479	Eutelsat Communications, (2)	241,315
14,272	SES SA, (2)	314,024
	Total Media	555,339

20	NUVEEN

Shares	Description (1)	Value

	Mortgage Real Estate Investment Trusts – 2.6%

68,157	Apollo Commercial Real Estate Finance, Inc.	$1,132,769
4,782	Ares Commercial Real Estate Corporation	65,657
45,796	Blackstone Mortgage Trust Inc., Class A	1,377,086
21,923	Ladder Capital Corporation	300,784
75,673	Starwood Property Trust Inc.	1,661,022
	Total Mortgage Real Estate Investment Trusts	4,537,318

	Multi-Utilities – 5.4%

6,247	CenterPoint Energy, Inc.	153,926
430,672	Centrica PLC, (2)	1,240,353
900,837	Duet Group, (2)	1,779,001
97,468	Engie, (2)	1,240,665
8,089	Innogy SE, (3)	281,076
37,423	National Grid PLC ,Sponsored ADR, (6)	2,182,884
292,734	Redes Energeticas Nacionais SA, (2)	830,557
843,665	Vector Limited, (2)	1,897,209
	Total Multi-Utilities	9,605,671

	Oil, Gas & Consumable Fuels – 8.1%

22,853	AltaGas Limited	577,006
909	Cheniere Energy Partners LP Holdings LLC	26,197
1,897	DCP Midstream Partners LP	72,807
3,685	Enbridge Energy Partners LP	93,894
21,258	Enbridge Income Fund Holdings Inc.	550,509
108,612	Enterprise Products Partnership LP, (6)	2,936,868
46,326	Inter Pipeline Limited	1,022,681
15,326	Pembina Pipeline Corporation	478,962
110,808	Plains All American Pipeline LP, (6)	3,577,990
38,047	Plains GP Holdings LP, Class A Shares, (6)	1,319,470
51,342	Targa Resources Corporation, (6)	2,878,746
74,269	Veresen Inc.	725,183
	Total Oil, Gas & Consumable Fuels	14,260,313

	Real Estate Management & Development – 0.6%

9,056	Atrium European Real Estate Ltd, (2)	37,353
16,115	Brookfield Property Partners	354,369
129,715	Citycon Oyj, (2)	318,597
10,743	Landmark Infrastructure Partners LP, (6)	163,831
254,344	Propertylink Group, (2)	143,292
	Total Real Estate Management & Development	1,017,442

	Road & Rail – 0.5%

189,807	Aurizon Holdings Limited, (2)	690,103
46,622	Stagocoach Group PLC, (2)	124,098
	Total Road & Rail	814,201

	Transportation Infrastructure – 4.8%

120,727	Abertis Infraestructuras S.A, (2)	1,686,738
13,762	Cosco Shipping Ports Limited, (2)	13,791
120,145	Enav S.p.A, (2), (3)	414,602
4,101,645	Hopewell Highway Infrastructure Limited, (2)	2,149,511
3,192,821	Hutchison Port Holdings Trust, (2)	1,385,426
48,572	Jiangsu Expressway Company Limited, (2)	61,239
12,090	Macquarie Infrastructure Corporation, (6)	987,753
52,678	Sydney Airport, (2)	227,382
195,403	Transurban Group, (2)	1,454,247
178,985	Zhejiang Expressway Company Limited, (2)	170,394
	Total Transportation Infrastructure	8,551,083

NUVEEN	21

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares	Description (1)			Value

	Water Utilities – 0.3%

380,108	Inversiones Aguas Metropolitanas SA			$548,261
	Total Common Stocks (cost $99,503,432)			102,388,151

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 13.3% (9.6% of Total Investments)

	Electric Utilities – 4.4%

46,094	Exelon Corporation, (6)	6.500%	BB+	$2,231,411
32,452	Great Plains Energy Inc.	7.000%	N/R	1,642,071
44,730	NextEra Energy Inc., (6)	6.123%	BBB	2,190,875
31,059	NextEra Energy Inc., (6)	6.371%	BBB	1,778,128
	Total Electric Utilities			7,842,485

	Equity Real Estate Investment Trusts – 3.5%

27,740	Alexandria Real Estate Equities Inc.	7.000%	Baa3	949,263
20,171	American Tower Corporation, (6)	5.500%	N/R	2,107,870
33,759	EPR Properties Inc.	9.000%	BB	1,211,273
1,717	EPR Properties Inc.	5.750%	BB	48,934
11,826	Equity Commonwealth	6.500%	Ba1	299,789
706	FelCor Lodging Trust Inc., Series A.	1.950%	Caa1	17,586
3,182	Lexington Corporate Properties Trust, Series B	6.500%	N/R	158,782
21,226	Ramco-Gershenson Properties Trust	7.250%	N/R	1,300,729
	Total Equity Real Estate Investment Trusts			6,094,226

	Gas Utilities – 0.5%

16,253	Spire, Inc., (2)	6.750%	N/R	929,997

	Multi-Utilities – 3.3%

7,052	Black Hills Corp	7.750%	N/R	481,793
51,910	Dominion Resources Inc., (6)	6.750%	BBB–	2,626,646
19,871	Dominion Resources Inc.	6.375%	Baa3	994,742
33,704	DTE Energy Company, (6)	5.000%	BBB–	1,786,312
	Total Multi-Utilities			5,889,493

	Oil, Gas & Consumable Fuels – 1.6%

17,331	Anadarko Petroleum Corporation	7.500%	N/R	716,637
41,176	Kinder Morgan Inc., Delaware	9.750%	N/R	2,003,212
	Total Oil, Gas & Consumable Fuels			2,719,849
	Total Convertible Preferred Securities (cost $22,535,890)			23,476,050

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 32.0% (23.1% of Total Investments)

	Electric Utilities – 7.3%

7,138	APT Pipelines Limited	6.455%	N/R	$533,143
53,436	Brookfield Infrastructure	5.350%	BBB–	1,034,772
1,636	Duke Energy Capital Trust II	5.125%	BBB	39,149
58,989	Entergy Arkansas Inc.	4.875%	A	1,248,797
10,217	Entergy Louisiana LLC	4.875%	A	215,885
16,567	Entergy New Orleans, Inc.	5.500%	A	386,839
14,377	Entergy Texas Inc.	5.625%	A	361,582
47,760	Integrys Energy Group Inc., (2)	6.000%	Baa1	1,241,760
84,208	NextEra Energy Inc.	5.250%	BBB	1,859,313
32,215	NextEra Energy Inc.	5.000%	BBB	701,643
40,812	Pacific Gas & Electric Corporation	6.000%	BBB+	1,250,480
73,156	PPL Capital Funding, Inc., (6)	5.900%	BBB	1,828,900
2,834	SCE Trust II	5.100%	Baa1	62,801
21,811	SCE Trust I	5.625%	Baa1	508,633
4,583	Southern Company	6.250%	BBB	119,616

22	NUVEEN

Shares	Description (1)	Coupon	Ratings (5)	Value

	Electric Utilities (continued)

71,664	Southern Company	5.250%	BBB	$1,563,708
	Total Electric Utilities			12,957,021

	Equity Real Estate Investment Trusts – 17.4%

22,834	American Homes 4 Rent	6.350%	N/R	559,661
22,763	American Homes 4 Rent	5.500%	N/R	618,015
23,836	American Homes 4 Rent	5.000%	N/R	657,397
27,909	American Homes 4 Rent	5.000%	N/R	764,148
28,983	American Homes 4 Rent	6.500%	N/R	724,575
61,844	CBL & Associates Properties Inc.	7.375%	BB	1,512,086
18,552	CBL & Associates Properties Inc.	6.625%	BB	427,049
111,655	Cedar Shopping Centers Inc., Series A, (6)	7.250%	N/R	2,718,799
23,156	Chesapeake Lodging Trust	7.750%	N/R	589,089
68,165	City Office REIT, Inc.	6.625%	N/R	1,554,162
5,758	DDR Corporation	6.250%	Baa3	137,213
664	Digital Realty Trust Inc.	6.350%	Baa3	16,640
20,024	Gladstone Commercial Corporation	7.000%	N/R	507,408
46,125	Gramercy Property Trust	7.125%	BB+	1,206,169
40,313	Hersha Hospitality Trust	6.875%	N/R	979,203
41,783	Hersha Hospitality Trust	6.500%	N/R	940,535
71,365	Hersha Hospitality Trust	6.500%	N/R	1,597,149
45,179	Investors Real Estate Trust	7.950%	N/R	1,146,643
48,805	LaSalle Hotel Properties	6.300%	N/R	1,135,692
2,339	Mid-America Apartment Communities Inc.	8.500%	BBB–	150,094
33,109	Monmouth Real Estate Investment Corp	6.125%	N/R	781,041
50,922	Pebblebrook Hotel Trust	6.500%	N/R	1,237,914
37,727	Pebblebrook Hotel Trust	6.375%	N/R	891,112
1,676	PS Business Parks, Inc.	6.000%	BBB	40,744
143	PS Business Parks, Inc.	5.750%	BBB	3,329
18,073	Public Storage, Inc.	5.750%	A3	438,632
12,361	Rait Financial Trust	7.125%	N/R	301,979
5,011	Retail Properties of America	7.000%	BB	124,774
174	Rexford Industrial Realty Inc.	5.875%	BB	3,922
13,154	Senior Housing Properties Trust	6.250%	BBB–	321,878
75	Senior Housing Properties Trust	5.625%	BBB–	1,748
24,400	STAG Industrial Inc.	6.875%	BB+	626,104
37,381	Summit Hotel Properties Inc.	7.875%	N/R	966,299
73,988	Summit Hotel Properties Inc., (6)	7.125%	N/R	1,857,099
25,922	Summit Hotel Properties Inc.	6.450%	N/R	610,463
49,417	Sunstone Hotel Investors Inc.	6.450%	N/R	1,228,507
12,494	Taubman Centers Incorporated, Series K	6.250%	N/R	309,227
32,729	UMH Properties Inc.	8.000%	N/R	870,591
29,658	Urstadt Biddle Properties	7.125%	N/R	756,279
45,435	Urstadt Biddle Properties	6.750%	N/R	1,170,406
1,162	Vornado Realty Trust	5.700%	BBB–	27,377
6,118	Washington Prime Group, Inc.	6.875%	Ba1	151,726
	Total Equity Real Estate Investment Trusts			30,662,878

	Independent Power & Renewable Electricity Producers – 0.3%

24,177	Brookfield Renewable Partners	5.750%	BB+	468,180

	Mortgage Real Estate Investment Trusts – 1.6%

16,172	Apollo Commercial Real Estate Finance	8.625%	N/R	408,505
30,221	Arbor Realty Trust Incorporated	7.375%	N/R	764,591
16,227	Colony Financial Inc.	7.500%	N/R	405,026
51,818	Colony Financial Inc.	7.125%	N/R	1,207,359
4,256	Colony Financial Inc.	8.500%	N/R	107,507
	Total Mortgage Real Estate Investment Trusts			2,892,988

	Multi-Utilities – 3.5%

125,567	Dominion Resources Inc., (6)	5.250%	BBB–	2,787,587
55,989	DTE Energy Company	6.000%	Baa2	1,438,917
63,132	DTE Energy Company	5.375%	Baa2	1,422,995

NUVEEN	23

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Shares		Description (1)	Coupon		Ratings (5)	Value

		Multi-Utilities (continued)

19,641		DTE Energy Company	5.250%		Baa2	$472,170
		Total Multi-Utilities				6,121,669

		Oil, Gas & Consumable Fuels – 1.4%

62,281		Nustar Energy LP, (6)	8.500%		BB+	1,672,245
783		Nustar Logistics Limited Partnership	7.625%		Ba2	20,201
40,935		Pembina Pipeline Corporation	5.750%		BB+	804,584
		Total Oil, Gas & Consumable Fuels				2,497,030

		Real Estate Management & Development – 0.2%

16,150		Landmark Infrastructure Partners LP	8.000%		N/R	385,985

		Trading Companies & Distributors – 0.3%

21,500		GATX Corporation	5.625%		BBB	500,090
		Total $25 Par (or similar) Retail Preferred (cost $57,698,938)				56,485,841

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 19.8% (14.3% of Total Investments)

		Commercial Services & Supplies – 1.6%

$705		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	$701,475
1,280		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,232,000
750		GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	825,000
		Total Commercial Services & Supplies				2,758,475

		Construction & Engineering – 0.3%

4,500	NOK	VV Holding AS, 144A	6.230%	7/10/19	N/R	480,768

		Consumer Finance – 0.1%

195		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	188,175

		Diversified Telecommunication Services – 1.3%

1,130		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	1,149,775
1,185		SBA Communications Corporation, 144A	4.875%	9/01/24	B+	1,170,187
		Total Diversified Telecommunication Services				2,319,962

		Electric Utilities – 0.1%

275		Intergen NV, 144A	7.000%	6/30/23	B1	244,750

		Equity Real Estate Investment Trusts – 3.3%

1,055		Care Capital Properties, Inc., 144A	5.125%	8/15/26	BBB–	1,026,287
310		CBL & Associates LP	5.950%	12/15/26	BBB–	311,823
405		CoreCivic, Inc.	4.625%	5/01/23	Ba1	398,925
370		Corporate Office Properties LP	5.000%	7/01/25	BBB–	377,474
510		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	532,950
800		Geo Group Inc.	6.000%	4/15/26	BB–	786,000
555		MPT Operating Partnership Finance	5.250%	8/01/26	BBB–	543,900
555		Omega Healthcare Investors Inc.	4.500%	4/01/27	BBB–	531,836
855		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	820,800
600		Trust F/1401, 144A	5.250%	1/30/26	Baa2	574,500
		Total Equity Real Estate Investment Trusts				5,904,495

		Gas Utilities – 1.6%

605		AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/26	BB	614,075
877		Ferrellgas LP	6.750%	1/15/22	B	868,230
665		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	679,963
20		Suburban Propane Partners LP	5.500%	6/01/24	BB–	20,250
685		Suburban Propane Partners LP	5.750%	3/01/25	BB–	695,275
		Total Gas Utilities				2,877,793

24	NUVEEN

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Health Care Equipment & Supplies – 0.3%

$595		Tenet Healthcare Corporation	8.125%	4/01/22	B–	$561,382

		Health Care Providers & Services – 1.4%

530		Acadia Healthcare	5.625%	2/15/23	B	530,000
430		Community Health Systems, Inc.	6.875%	2/01/22	B	298,850
240		HCA Inc.	5.375%	2/01/25	BB	240,600
435		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	378,450
405		Kindred Healthcare Inc.	6.375%	4/15/22	B–	361,462
230		Lifepoint Health Inc.	5.875%	12/01/23	Ba2	232,875
364		Select Medical Corporation	6.375%	6/01/21	B–	364,000
		Total Health Care Providers & Services				2,406,237

		Hotels, Restaurants & Leisure – 0.4%

720		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A	4.500%	9/01/26	BB–	691,200

		Independent Power & Renewable Electricity Producers – 0.7%

630		Dynegy Inc., 144A	8.000%	1/15/25	B+	587,475
815		GenOn Energy Inc.	9.500%	10/15/18	CCC+	576,103
		Total Independent Power & Renewable Electricity Producers				1,163,578

		Internet Software & Services – 0.3%

500		Equinix Inc.	5.750%	1/01/25	BB+	522,500

		IT Services – 0.5%

905		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	941,200

		Marine – 0.2%

355		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	335,475

		Mortgage Real Estate Investment Trusts – 0.3%

450		Starwood Property Trust, 144A	5.000%	12/15/21	BB–	456,030

		Multi-Utilities – 0.8%

1,100	GBP	RWE AG, Reg S	7.000%	3/29/49	BB+	1,401,623

		Oil, Gas & Consumable Fuels – 4.0%

925		Calumet Specialty Products, (6)	7.625%	1/15/22	CCC+	783,938
785		Cheniere Corpus Christi Holdings, LLC, 144A	5.875%	3/31/25	BB–	800,943
340		Crestwood Midstream Partners LP	6.125%	3/01/22	BB–	348,500
820		Energy Transfer Equity LP	5.500%	6/01/27	BB+	799,500
715		Genesis Energy LP	5.625%	6/15/24	B+	702,488
400		Gibson Energy, 144A	6.750%	7/15/21	BB	415,000
435		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	416,782
135		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	130,275
640		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	632,000
130		NGL Energy Partners LP/Fin Co, 144A	7.500%	11/01/23	BB–	134,225
235		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	240,288
650		PBF Holding Company LLC, 144A	7.000%	11/15/23	BBB–	646,750
565		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	555,113
450		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B+	438,750
80		Tesoro Logistics LP Finance Corporation	5.250%	1/15/25	BB+	81,700
		Total Oil, Gas & Consumable Fuels				7,126,252

		Real Estate Management & Development – 0.9%

755		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	788,031
850		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	865,938
		Total Real Estate Management & Development				1,653,969

NUVEEN	25

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Road & Rail – 0.3%

$535		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	$553,725

		Software – 0.5%

880		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	827,200

		Transportation Infrastructure – 0.2%

400		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB+	392,000

		Wireless Telecommunication Services – 0.7%

305		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	296,613
835		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	847,525
		Total Wireless Telecommunication Services				1,144,138
		Total Corporate Bonds (cost $35,593,819)				34,950,927

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CONVERTIBLE BONDS – 1.1% (0.8% of Total Investments)

		Multi-Utilities – 0.6%

$1,005		Dominion Resources Inc.	5.750%	10/01/54	BBB–	$1,030,125

		Oil, Gas & Consumable Fuels – 0.5%

1,050		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	892,500
$2,055		Total Convertible Bonds (cost $2,020,396)				1,922,625

Principal Amount (000)	(7)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 11.4% (8.2% of Total Investments)

		Electric Utilities – 5.4%

$830		AES Gener SA, 144A	8.375%	12/18/73	BB	$883,950
3,865		Emera, Inc.	6.750%	6/15/76	BBB–	4,135,550
1,170		Enel SpA, 144A	8.750%	9/24/73	BBB–	1,330,875
600	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	658,315
850		Exelon Corporation	6.350%	3/15/33	Baa2	873,467
1,185	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	1,583,182
		Total Electric Utilities				9,465,339

		Energy Equipment & Services – 3.8%

890	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	996,910
3,135		Transcanada Trust	5.625%	5/20/75	BBB	3,166,350
2,435		Transcanada Trust	5.875%	8/15/76	BBB	2,532,400
		Total Energy Equipment & Services				6,695,660

		Diversified Financial Services – 0.3%

465		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	483,707

		Multi Utilities – 0.6%

915	GBP	Centrica PLC, Reg S	5.250%	4/10/75	BBB	1,149,184

		Oil, Gas & Consumable Fuels – 1.3%

1,885		Enbridge Inc.	6.000%	1/15/77	BBB–	1,880,288
385		Enterprise Products Operating LP, (4)	7.034%	1/15/68	Baa2	393,021
		Total Oil, Gas & Consumable Fuels				2,273,309
		Total $1,000 Par (or similar) Institutional Preferred (cost $19,663,016)				20,067,199

26	NUVEEN

Shares	Description (1), (8)			Value

	INVESTMENT COMPANIES – 2.4% (1.8% of Total Investments)

669,084	John Laing Infrastructure Fund			$1,069,479
7,092,894	Keppel Infrastructure Trust			2,325,503
261,715	NextEnergy Solar Fund Limited			347,534
400,963	Starwood European Real Estate Finance Limited			533,678
	Total Exchange-Traded Funds (cost $4,683,955)			4,276,194
	Total Long-Term Investments (241,699,446)			243,566,987

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$741	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $741,166, collateralized by $750,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $ 763,271	0.030%	1/03/17	$741,164
	Total Short-Term Investments (cost $741,164)			741,164
	Total Investments (cost $242,440,610) – 138.5%			244,308,151
	Borrowings – (41.5)% (9), (10)			(73,275,000)
	Other Assets Less Liabilities – 3.0% (11)			5,406,335
	Net Assets – 100%			$176,439,486

Investments in Derivatives as of December 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount as Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(60)	3/17	$(7,059,844)	$(9,844)	$(2,379)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termi nation Date	Termi nation Date	Value	Unrealized Appre ciation (Depre ciation)
JPMorgan Chase Bank, N.A.	$29,250,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	7/03/17	12/01/18	12/01/20	$(134,777)	$(522,420)
JPMorgan Chase Bank, N.A.	29,250,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	7/03/17	12/01/20	12/01/22	(283,683)	(847,585)
	$58,500,000								$(418,460)	$(1,370,005)

NUVEEN	27

JRI	Nuveen Real Asset Income and Growth Fund
	Portfolio of Investments (continued)	December 31, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Investment, or portion of investment, hypothecated as described in Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $39,752,773.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Borrowings as a percentage of total investments is 30.0%.

(10)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $172,484,147 have been pledged as collateral for borrowings.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

28	NUVEEN

Statement of Assets and Liabilities	December 31, 2016

Assets
Long-term investments, at value (cost $241,699,446)	$243,566,987
Short-term investments, at value (cost approximates value)	741,164
Cash	18,563
Cash denominated in foreign currencies (cost $25,951)	25,928
Cash collateral at brokers(1)	55,000
Interest rate swaps premiums paid	951,545
Receivable for:
Dividends	931,489
Interest	942,869
Investments sold	6,183,497
Reclaims	64,214
Other assets	12,216
Total assets	253,493,472
Liabilities
Borrowings	73,275,000
Unrealized depreciation on interest rate swaps	1,370,005
Payable for:
Investments purchased	2,060,016
Variation margin on futures contracts	9,844
Accrued expenses:
Interest on borrowings	9,838
Management fees	201,843
Trustees fees	11,664
Other	115,776
Total liabilities	77,053,986
Net assets	$176,439,486
Shares outstanding	9,752,650
Net asset value (“NAV”) per share outstanding	$18.09
Net assets consist of:
Shares, $0.01 par value per share	$97,527
Paid-in surplus	179,837,139
Undistributed (Over-distribution of) net investment income	(614,739)
Accumulated net realized gain (loss)	(3,359,096)
Net unrealized appreciation (depreciation)	478,655
Net assets	$176,439,486
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	29

Statement of Operations	Year Ended December 31, 2016

Investment Income
Dividends (net of foreign tax withheld of $389,533)	$10,984,190
Interest	3,744,511
Other	12,634
Total investment income	14,741,335
Expenses
Management fees	2,382,186
Interest expense on borrowings	980,582
Custodian fees	239,037
Trustees fees	7,269
Professional fees	49,551
Shareholder reporting expenses	55,993
Shareholder servicing agent fees	187
Stock exchange listing fees	7,832
Investor relations expenses	94,462
Other	19,817
Total expenses	3,836,916
Net investment income (loss)	10,904,419
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,136,419
Futures contracts	18,893
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,249,861
Futures contracts	(17,055)
Swaps	(216,596)
Net realized and unrealized gain (loss)	10,171,522
Net increase (decrease) in net assets from operations	$21,075,941

See accompanying notes to financial statements.

30	NUVEEN

Statement of Changes in Net Assets

	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$10,904,419	$11,568,519
Net realized gain (loss) from:
Investments and foreign currency	1,136,419	(4,337,030)
Futures contracts	18,893	(172,625)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,249,861	(15,516,985)
Futures contracts	(17,055)	19,342
Swaps	(216,596)	(1,312,102)
Net increase (decrease) in net assets from operations	21,075,941	(9,750,881)
Distributions to Shareholders
From net investment income	(11,067,664)	(11,215,494)
From accumulated net realized gains	—	(412,887)
Return of capital	(2,090,877)	(3,762,072)
Decrease in net assets from distributions to shareholders	(13,158,541)	(15,390,453)
Capital Share Transactions
Cost of shares repurchased and retired	(233,002)	(144,925)
Net increase (decrease) in net assets from capital share transactions	(233,002)	(144,925)
Net increase (decrease) in net assets	7,684,398	(25,286,259)
Net assets at the beginning of period	168,755,088	194,041,347
Net assets at the end of period	$176,439,486	$168,755,088
Undistributed (Over-distribution of) net investment income at the end of period	$(614,739)	$(84,360)

See accompanying notes to financial statements.

NUVEEN	31

Statement of Cash Flows	Year Ended December 31, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$21,075,941
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(263,565,226)
Proceeds from sales and maturities of investments	267,773,350
Proceeds from (Purchases of) short-term investments, net	1,657,245
Proceeds from (Payments for) cash denominated in foreign currencies, net	22,468
Premiums received (paid) for interest rate swaps	(601,845)
Capital gain and return of capital distributions from investments	1,560,996
Amortization (Accretion) of premiums and discounts, net	(12,442)
(Increase) Decrease in:
Cash collateral at brokers	23,705
Receivable for dividends	262,895
Receivable for interest	99,338
Receivable for investments sold	(4,080,797)
Receivable for reclaims	15,152
Other assets	(1,591)
Increase (Decrease) in:
Payable for investments purchased	514,171
Payable for variation margin on futures contracts	2,813
Accrued interest on borrowings	5,357
Accrued management fees	3,576
Accrued Trustees fees	1,464
Accrued other expenses	32,952
Net realized gain (loss) from:
Investments and foreign currency	(1,136,419)
Change in net unrealized (appreciation) of:
Investments and foreign currency	(9,249,861)
Swaps	216,596
Net cash provided by (used in) operating activities	14,619,838
Cash Flows from Financing Activities:
Proceeds from borrowings	4,375,000
Repayment of borrowings	(5,600,000)
Cash distributions paid to shareholders	(13,158,541)
Cost of shares repurchased and retired	(233,002)
Net cash provided by (used in) financing activities	(14,616,543)
Net Increase (Decrease) in Cash	3,295
Cash at the beginning of period	15,268
Cash at the end of period	$18,563

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$975,225

See accompanying notes to financial statements.

32	NUVEEN

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NUVEEN	33

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2016	$17.27	$1.12	$1.04	$2.16	$(1.14)	$—	$(0.21)	$(1.35)	$0.01		$—	$18.09	$15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	—	17.27	15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		—	19.84	18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—		—	18.84	16.75
2012(d)	19.10	0.94	1.53	2.47	(0.88)	(0.31)	—	(1.19)	—		(0.04)	20.34	18.67

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2016	$73,275	$3,408
2015	74,500	3,265
2014	81,500	3,381
2013	87,500	3,106
2012(d)	78,000	3,550

34	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

12.82%	12.37%	$176,439	2.18%		6.19%		107%
(5.39)	(11.72)	168,755	2.12		6.24		96
20.58	30.14	194,041	1.91		6.66		139
9.35	7.88	184,249	1.95		7.30		188
12.93	(0.68)	198,897	1.65	**	7.11	**	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2016	0.56%
2015	0.52
2014	0.37
2013	0.40
2012(d)	0.27	**

(d)	For the period April 25, 2012 (commencement of operations) through December 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	35

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is December 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

36	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the

NUVEEN	37

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S. traded stock, adjusted as appropriate for the underlying to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

38	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$61,994,088	$40,394,063	***	$—	$102,388,151
Convertible Preferred Securities	22,546,053	929,997	***	—	23,476,050
$25 Par (or similar) Retail Preferred	55,244,081	1,241,760	***	—	56,485,841
Corporate Bonds	—	34,950,927		—	34,950,927
Convertible Bonds	—	1,922,625		—	1,922,625
$1,000 Par (or similar) Institutional Preferred	—	20,067,199		—	20,067,199
Investment Companies	4,276,194	—		—	4,276,194

Short-Term Investments:
Repurchase Agreements	—	741,164		—	741,164

Investments in Derivatives:
Futures Contracts**	(2,379)	—		—	(2,379)
Interest Rate Swaps**	—	(1,370,005)		—	(1,370,005)
Total	$144,058,037	$98,877,730		$—	$242,935,767
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Common Stocks	$2,506,451	$(2,867,454)	$2,867,454	$(2,506,451)	$—	$—
Convertible Preferred Securities	942,263	—	—	(949,263)	—	—
$25 Par (or similar) Retail Preferred	533,143	—	—	(533,143)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	39

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$32,462,612	13.3%
Australia	12,317,007	5.1
United Kingdom	10,816,284	4.4
Singapore	8,804,059	3.6
Hong Kong	5,323,666	2.2
Other	27,774,527	11.4
Total non-U.S. Securities	$97,498,155	40.0%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$741,164	$(741,164)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

40	NUVEEN

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$3,542,994
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest Rate	Futures Contracts	—	$—	Payable for variation margin on futures contracts*	$(2,379)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$18,893	$(17,055)

NUVEEN	41

Notes to Financial Statements (continued)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$58,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,370,005)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

42	NUVEEN

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

						Gross Amount Net Offset on the Statment of Assests and Liability
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$ —	$(1,370,005)	$ —	$(1,370,005)	$951,545	$335,838	$(82,622)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(216,596)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/16	Year Ended 12/31/15
Shares repurchased and retired	(17,800)	(9,800)
Weighted average:
Price per share repurchased and retired	$13.07	$14.77
Discount per share repurchased and retired	17.34%	15.88%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $263,565,226 and $267,773,350, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last

NUVEEN	43

Notes to Financial Statements (continued)

four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$244,529,683
Gross unrealized:
Appreciation	$10,202,653
Depreciation	(10,424,185)
Net unrealized appreciation (depreciation) of investments	$(221,532)

Permanent differences, primarily due to bond premium amortization, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2016, the Fund’s tax year end, as follows:
Paid-in surplus	$(161,156)
Undistributed (Over-distribution of) net investment income	(367,134)
Accumulated net realized gain (loss)	528,290

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2016 and December 31, 2015, was designated for purposes of the dividends paid deduction as follows:
2016
Distributions from net ordinary income[1]	$11,067,664
Distributions from net long-term capital gains	—
Return of capital	2,090,877

2015
Distributions from net ordinary income[1]	$11,215,494
Distributions from net long-term capital gains	412,887
Return of capital	3,762,072
[1] Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

As of December 31, 2016, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$1,519,011

During the Fund’s tax year ended December 31, 2016, the Fund utilized $1,651,021 of its capital loss carryforwards.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$—
Late-year ordinary losses[3]	368,130

[2]	Capital losses incurred from November 1, 2016 through December 31, 2016, the Fund’s tax year end.
[3]	Specified losses incurred from November 1, 2016 through December 31, 2016.

44	NUVEEN

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2016 the complex-level fee for the Fund was 0.1625%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowings Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

The Fund has a $79,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). All other terms of the Borrowings remained unchanged. As of the end of the reporting period, the outstanding balance on these Borrowings was $73,275,000.

NUVEEN	45

Notes to Financial Statements (continued)

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $71,435,178 and 1.35%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities specifically identified in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $39,752,773. During the current fiscal period, the Fund earned Rehypothecation Fees of 12,634 which is recognized as “Other income” on the Statement of Operations.

46	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JRI
% QDI	30.2%
% DRD	9.0%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	17,800

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	47

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	JRI Custom Blended Benchmark: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

48	NUVEEN

∎	MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	49

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	NUVEEN

Board

Members & Officers (Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		182

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		182

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		182

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		182

NUVEEN	51

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		182

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		182

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		182

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		182

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co- Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		182

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		182

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		183

NUVEEN	53

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		183

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		183

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		183

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017)of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		183

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		183

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		183

54	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		183

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		183

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		183

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-I-1216D        23209-INV-Y-03/18

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report May 31, 2016

DRA
Diversified Real Asset Income Fund

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Table

of Contents

NUVEEN	3

Portfolio Managers’

Comments

Diversified Real Asset Income Fund (DRA) (the Fund) is a closed-end fund managed by Nuveen Fund Advisors, LLC (NFAL) and sub-advised by Nuveen Asset Management, LLC (NAM). The Fund is sub-advised by NAM using its real asset income strategy, and its portfolio managers are John G. Wenker, Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland. David A. Yale was also a part of DRA’s management team until February 29, 2016, when he retired from NAM.

Here the portfolio management team reviews economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended May 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended May 31, 2016?

Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the first quarter of 2016, real GDP increased at an annual rate of 0.8%, as reported by the “second” estimate of the Bureau of Economic Analysis, down from 1.4% in the fourth quarter of 2015.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in May 2016 from 5.5% in May 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in April 2016 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.7% and 5.4%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. Lower energy prices and tepid wage growth also weighed on inflation during this reporting period. The Consumer Price Index CPI rose 1.0% over the twelve-month period ended May 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

4	NUVEEN

natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

With the current expansion on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s referendum on whether Britain should leave the European Union (EU), colloquially known as “Brexit,” dampened the Fed’s outlook. These concerns led the Fed to again hold rates steady at its June meeting (after the close of this reporting period). Subsequent to the close of this reporting period, on June 23, 2016, the U.K. voted in favor of leaving the EU. The event triggered considerable market volatility, with a steep drop in the U.K. sterling, turbulence in global equity markets and a rotation into safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries.

During the reporting period, three of the five “real asset” categories represented in DRA’s Custom Blended Index produced positive absolute returns. Both real estate segments were strong performers with the real estate investment trust (REIT) preferred benchmark for the Fund gaining 8.23%, as measured by the Wells Fargo Hybrid & Preferred Securities REIT Index, while the public commercial REIT sector advanced 4.29%, according to the FTSE EPRA/NAREIT Developed Index. Both real estate sectors substantially outperformed the broad global market MSCI World Index, which returned -3.96% over the same time frame. These segments were supported by positive commercial real estate fundamentals as well as interest rates that remained well contained as the U.S. Fed remained on hold after its December hike and the ECB embarked on additional monetary easing. The other preferred benchmark for the Fund, the Barclays Global Capital Securities Index, gained 1.81%. Meanwhile, global infrastructure equities fell -3.93%, as measured by the S&P Global Infrastructure Index. Much of the downfall occurred during the first half of the reporting period in the utility and energy sectors, which are both large components of the S&P Global Infrastructure Index. The dramatic decline in oil prices put pressure on pipeline and master limited partnership (MLP) companies in the energy sector, while increasing interest rates hampered the utility names. High yield bonds also took a step backward as spreads widened during the “risk-off” environment experienced in the first half of the reporting period, caused by the sustained downward movement in oil prices. The overall high yield market, as measured by the Barclays U.S. Corporate High Yield Bond Index, produced a -0.81 % return during the reporting period.

What key strategies were used to manage the Fund during this twelve-month reporting period ended May 31, 2016?

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Since the Fund’s commencement of operations in 2014, the portfolio management team has been repositioning its assets to align DRA’s

NUVEEN	5

Portfolio Managers’ Comments (continued)

portfolio with NAM’s real asset income strategy. With this strategy, at least 80% of the Fund’s managed assets will be invested in a global portfolio of securities that provide investment exposure to real assets, focusing on infrastructure and REIT securities. The portfolio management team actively manages the Fund’s allocations among the infrastructure and real estate categories, with the flexibility to invest across the capital structure in any type of equity and debt security offered by a particular company, including common shares, preferred shares, corporate debt instruments and mortgage-backed securities. All of the Fund’s debt investments may be rated lower than investment grade (Ba1/BB+ or lower by S&P, Moody’s or Fitch), but no more than 10% of the Fund’s managed assets may be invested in securities rated CCC+/Caa1 or lower at any time. The Fund may also invest up to 75% of its managed assets in non-U.S. issuers. Our goal is to have the Fund’s portfolio fairly equally balanced between U.S. and non-U.S. exposure, although this allocation may change based on market conditions. We may also opportunistically write (sell) call options primarily on securities issued by real asset related companies, seeking to enhance the Fund’s risk-adjusted total returns over time.

In addition, we typically use leverage as part of the Fund’s management strategy, which we are currently doing through the use of bank borrowings. The Fund utilizes credit facilities that charge either one-month LIBOR plus a spread, or three-month LIBOR plus a spread. The borrowed proceeds are used to invest in more securities that the Fund would typically hold. Leverage is discussed in more detail in the Fund Leverage section of this report.

NAM’s real asset income strategy invests primarily in five security types: global infrastructure common stock, REIT common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is a Custom Blended Index, which is an index NAM created to represent a model asset allocation for an income-oriented product providing investment exposure to real assets. Effective December 31, 2015, we changed the Custom Blended Index constituents to the following: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Barclays Global Capital Securities Index and 18% Barclays U.S. Corporate High Yield Bond Index. The changes were made with the aim to more accurately reflect the investment team’s experience and expectations for the long-run strategy positioning and offer a more appropriate performance benchmark. Our real asset income strategy attempts to add value versus the benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection.

Our security selection process starts with a screening process for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the reporting period, we made further progress in repositioning the Fund with approximately 90% of the portfolio’s total assets realigned with the real asset income strategy as of May 31, 2016. As part of this repositioning, we have been selling holdings that we believe have lower yield and lower capital appreciation potential and buying assets that have more potential to achieve the Fund’s objectives, while also more equally balancing the Fund’s U.S. and non-U.S. exposure. This includes looking for ways to opportunistically monetize the Fund’s whole loan positions, but only when we are confident that we are achieving fair value for these assets.

In an effort to protect against potential increases in interest rates, we also sold (shorted) five-year U.S. Treasury futures contracts for part of the reporting period to hedge some of the duration, or interest rate sensitivity, of the bonds in the portfolio. However, rates for Treasury securities with maturities of five years and longer moved generally lower during the reporting period. Therefore, the hedge decreased in value on a mark-to-market basis, which was offset by higher prices of the underlying bonds resulting in a negligible impact on performance over the reporting period.

6	NUVEEN

How did the Fund perform during this twelve-month reporting period ended May 31, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended May 31, 2016. For the twelve-month period reporting period ended May 31, 2016, the Fund’s total return at net asset value (NAV) outperformed both the MSCI World Index and its Custom Blended Index.

Our management team is still in the process of transitioning the Fund’s portfolio to our global real asset income strategy, making comparisons to its global, equity-oriented benchmarks somewhat less meaningful. That being said, the Fund exhibited strong performance during a generally difficult market environment for most asset classes, particularly international equities.

Much of the Fund’s outperformance during the reporting period was due to security selection within the equity universes of both global infrastructure and global real estate, with infrastructure equities responsible for the majority of the better-than-benchmark return. The story for the period revolved around declining oil prices and the effect they had on both equity and debt prices. Global oil markets continued to grapple with oversupply amidst the glut created as a result of the U.S. shale energy boom, which has led to very high domestic production. The inventory of crude oil in the U.S. is approximately 100 million barrels higher than it has averaged over the past five years, and while the total number of rigs is down more than 60% from the peak, production remains elevated due to efficiency gains. Our underweight position and security selection in pipeline equities was the most significant positive factor for the Fund as energy infrastructure sold off dramatically amid the softening global economic data and continued pressure on oil prices. We have positioned the Fund with an underweight in energy equities for nearly a year and a half, while also staying focused on higher-quality companies. Pipeline companies in the infrastructure index were down nearly 30% on a weighted basis during the reporting period, while our portfolio’s holdings fell less than 9%.

Relative to the Fund’s benchmark, the REIT common equity portion of the portfolio was also beneficial to returns as security selection within the group contributed positively. Generally speaking, real estate equities rallied for much of the reporting period. Within the portfolio, given our primary objective to provide a high level of income, domestic health care companies represented a sizeable allocation because of their superior yields relative to some of the higher growth sectors within real estate. Our holdings within the portfolio performed well during the reporting period; therefore, given our overweight in the area relative to benchmark, this positioning was the leading factor in the Fund’s REIT equity outperformance. The Fund also benefited from an overweight position in the net lease sector. This area of the REIT market turned in strong results as concerns around global growth led to a more sanguine outlook for interest rates, which benefited the sector’s longer duration leases in relative terms.

High yield debt was the Fund’s leading detractor during the reporting period relative to the benchmark. Throughout the reporting period, the performance of the high yield portfolio was hampered by heightened concerns for the energy sector and independent power producers. The significant drop in oil prices through mid-February 2016 was taken as a signal by the market that a global economic recession was imminent. Given the Fund’s mandate to invest in real asset companies, it will hold more infrastructure names than the broader high yield benchmark. As a result, approximately 4% of the portfolio was allocated to pipelines, which were adversely affected by the declining prices of oil and natural gas. While the debt of these companies held up much better than their equity prices, these holdings were still the leading area of underperformance within our high yield debt portfolio relative to the benchmark.

The credit performance of the Fund’s whole loan portfolio was relatively stable during the reporting period due to the continued strong performance of the commercial real estate sector. As of May 31, 2016, approximately 11% of the Fund’s net asset value remained in whole loans, which we are continuing to monetize. During the reporting period, twenty-eight loans were sold or paid off and two participating loans were settled. We used the proceeds from the whole loan sales and payoffs to provide liquidity for the tender offer noted below, and to partially pay down leverage and reallocate to the generally higher yielding real asset income strategy.

NUVEEN	7

Portfolio Managers’ Comments (continued)

In the real asset income portion of the portfolio, we reduced the Fund’s U.S. exposure slightly, keeping it roughly in line with what we expect over the long term. The change in geography was mostly due to our continued reduction to U.S. REIT equities. While real estate fundamentals remain supportive and many REITs are trading at discounts, we believe that growth within the sector is beginning to slow modestly, especially in some of the larger coastal markets such as New York City and San Francisco. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle. We reallocated the capital to the global infrastructure equity and preferred sectors, where we believe we can find commensurate income characteristics with similar-to-better total return potential. Our outlook for global growth is somewhat sanguine which, combined with very easy global monetary policy, should keep interest rates well contained. In turn, we believe this should benefit the higher-yielding and longer asset duration companies the Fund holds within infrastructure.

In the Fund’s high yield debt portfolio, our largest absolute exposure remained in pipeline companies, although we slightly reduced exposure to that group during the period. Real estate debt was the recipient of the bulk of the proceeds. As noted, the slowdown in cash flow growth and property price appreciation likely reduces potential total returns for REIT equities. However, given high occupancies, continued economic growth and supportive jobs numbers, we believe real estate companies will continue to have the ability to service their debt, making their bonds attractive on a relative basis. That being said, we continued to invest our high yield portfolio across the spectrum of real estate and infrastructure segments. We also looked for opportunities to rotate out of the more economically-sensitive areas of energy midstream and independent power producers and into more stable sectors such as health care real estate, data centers and waste.

Also, the Fund conducted a third and final tender offer to purchase up to 10% of its outstanding shares for cash at a price per share equal to 99% of NAV on the expiration date of December 1, 2015. The tender offer was oversubscribed, which meant that the Fund purchased 10% of its respective outstanding common shares on a pro-rata basis based on the number of shares tendered. Refer to the Share Information section of this report for more details.

8	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s utilization of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. During the reporting period, the income generated from the spread between the cost of borrowing and the yield from invested assets was positive. The Fund’s use of leverage had a positive impact on the performance of the Fund over the reporting period.

As of May 31, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

DRA
Effective Leverage*	28.87%
Regulatory Leverage*	28.87%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. During this reporting period, the Fund was not invested in any derivatives or other investments that resulted in economic leverage. Regulatory leverage consists of borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period				Subsequent to the Close of the Reporting Period
Regulatory Leverage	June 1, 2015	Draws	Paydowns	May 31, 2016	Draws	Paydowns	July 27, 2016
Bank Borrowings	$170,300,000	$—	$(34,000,000)	$136,300,000	$—	$—	$136,300,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

THE FUND’S EFFECTIVE LEVERAGE

Total Return Swaps

Subsequent to the close of the reporting period, the Fund invested in total return swaps which modestly increased the overall effective leverage of the Fund. Under the terms of the swaps, the Fund receives the total return on an underlying basket of exchange-traded-funds (ETFs) in exchange for periodic interest payments.

NUVEEN	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2016, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of May 31, 2016. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of May 31, 2016

Current Month			Fiscal YTD
Estimated Percentage of Distributions			Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
100%	0.0%	0.0%	$1.6450	$1.6450	$0.0000	$0.0000

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of May 31, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
9/8/2014	$0.1180	7.54%	2.26%	4.54%	8.08%	8.44%

10	NUVEEN

SHARE REPURCHASES

The Fund’s Board of Trustees has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase annually up to 10% of its outstanding shares in open-market transactions at the Adviser’s discretion. The Fund is prohibited, however, from repurchasing its shares during periods when the Fund also has an outstanding tender offer (as described below).

As of May 31, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

DRA
Shares cumulatively repurchased and retired	622,500
Approximate number of shares authorized for repurchase	2,025,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

DRA
Shares repurchased and retired	496,500
Weighted average price per share repurchased and retired	$15.41
Weighted average discount per share repurchased and retired	14.63%

TENDER OFFER

The Fund’s Board of Trustees has authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of the Fund’s outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per common share, as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

During the period September 8, 2014 (commencement of operations) through May 31, 2015, the Fund conducted two tender offers. On October 22, 2015, Nuveen announced the Fund’s third tender offer, which commenced on November 2, 2015 and expired on December 1, 2015. The tender offer was oversubscribed (55% of the outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Tender Offers for further details.

OTHER SHARE INFORMATION

As of May 31, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

DRA
NAV	$18.77
Share price	$16.19
Premium/(Discount) to NAV	(13.75)%
12-month average premium/(discount) to NAV	(12.72)%

NUVEEN	11

Risk

Considerations

Diversified Real Asset Income Fund (DRA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as whole loan risk and foreign investment risk, see the Fund’s web page at www.nuveen.com/DRA.

12	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	13

DRA

Diversified Real Asset Income Fund

Performance Overview and Holding Summaries as of May 31, 2016

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of May 31, 2016

	Average Annual
	1-Year	Since Inception
DRA at NAV	2.26%	4.54%
DRA at Share Price	0.09%	2.34%
MSCI World Index	(3.96)%	(0.37)%
Custom Blended Index (New Comparative Benchmark)	1.57%	1.62%
Custom Blended Index (Old Comparative Benchmark)	3.21%	3.25%

As previously noted in the Portfolio Managers’ Comments section of this report, the Fund is in the process of transitioning its portfolio to a global real asset income strategy. Therefore, comparisons to the Fund’s global, equity-oriented benchmarks are less meaningful until the Fund’s transitioning is complete. The Fund’s goal over time will be to opportunistically reduce its whole loan exposure while also more equally balancing its U.S. and non-U.S. exposure. Effective December 31, 2015, the Custom Blended Index constituents were changed. The changes were made with the aim to more accurately reflect the investment team’s experience and expectations for the long-run strategy positioning and offer a more appropriate performance benchmark. The Fund maintains the MSCI World Index as its primary benchmark.

Since inception returns are from September 8, 2014. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Whole Loans	10.7%
Corporate Notes	2.4%
Other Fixed-Income Type Securities[1]	65.2%
Equity Type Securities[2]	57.1%
Repurchase Agreements	4.6%
Other Assets Less Liabilities	0.6%
Net Assets Plus Borrowings	140.6%
Borrowings	(40.6)%
Net Assets	100%

Portfolio Asset Allocation

(% of total investments, at value)

Whole Loans	7.6%
Corporate Notes	1.7%
Other Fixed-Income Type Securities[1]	46.5%
Equity Type Securities[2]	40.9%
Repurchase Agreements	3.3%
Total	100%

Whole Loans and Industries

(% of total investments, at value)

Real Estate Investment Trust	35.2%
Electric Utilities	15.6%
Multi-Utilities	8.1%
Whole Loans	7.6%
Oil, Gas & Consumable Fuels	6.5%
Transportation Infrastructure	4.1%
Repurchase Agreements	3.3%
Other	19.6%
Total	100%

Whole Loan

State Concentration

(% of total whole loans, at value)

Washington	21.2%
Texas	17.9%
National	16.2%
Florida	12.6%
Oklahoma	11.2%
Arizona	6.2%
Other	14.7%
Total	100%

Credit Quality

(% of total other fixed-income type securities, at value)1

A	1.8%
BBB	29.0%
BB	24.3%
B	10.9%
CCC	2.2%
N/R (not rated)	31.8%
Total	100%

Country Allocation

(% of total investments, at value)

United States	65.1%
Canada	6.1%
United Kingdom	5.4%
Australia	5.4%
Singapore	3.1%
Hong Kong	2.7%
Italy	2.4%
Other	9.8%
Total	100%

1	Includes convertible preferred, $25 par (or similar) retail preferred, convertible bonds, corporate bonds and $1,000 par (or similar) institutional preferred.
2	Includes common stocks, common stock rights and investment companies.

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on December 16, 2015 for DRA; at this meeting the shareholders were asked to elect Board Members.

DRA
Common Shares
Approval of the Board Members was reached as follows:
Roger A. Gibson
For	16,064,312
Withhold	683,311
Total	16,747,623
Leonard W. Kedrowski
For	16,033,784
Withhold	713,839
Total	16,747,623
Richard K. Riederer
For	16,063,976
Withhold	683,647
Total	16,747,623
James M. Wade
For	16,032,685
Withhold	714,938
Total	16,747,623

16	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Diversified Real Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Diversified Real Asset Income Fund (hereinafter referred to as the “Fund”) at May 31, 2016, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 8, 2014 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 27, 2016

NUVEEN	17

DRA

Diversified Real Asset Income Fund
Portfolio of Investments	May 31, 2016

Principal Amount (000)	Description (1)	Interest Rate (7)	Maturity (7)	Value

	LONG-TERM INVESTMENTS – 135.4% (96.7% of Total Investments)

	WHOLE LOANS – 10.7% (7.6% of Total Investments) (2), (3), (4)

	Commercial Loans – 7.2% (5.1% of Total Investments)

$2,222	150 North Pantano I, AZ	4.900%	8/01/19	$2,222,233
1,350	Carl’s Jr., Idaho Springs, CO	4.125%	5/01/23	1,276,242
6,896	Clear Lake Central I, Webster, TX, (5)	4.925%	9/01/16	2,640,025
3,750	Magnolia Retail Land, Magnolia, TX, (5)	6.900%	10/01/16	3,750,000
14,000	NCH Commercial Pool II, Rocky Point, Mexico, (5), (6)	11.925%	8/01/14	5,749,800
1,859	Palace Court, Santa Fe, NM, (5)	4.875%	8/01/16	1,055,863
1,222	Perkins Restaurant, Maple Grove, MN	6.375%	1/01/18	1,221,511
4,523	RealtiCorp Fund III, Crystal River, FL, (5)	5.925%	7/01/16	4,522,755
2,106	RL Stowe Portfolio, Belmont, NC and Chattanooga, TN	3.925%	1/01/20	1,716,112
37,928	Total Commercial Loans			24,154,541

	Multifamily Loans – 3.5% (2.5% of Total Investments)

4,915	NCH Multifamily Pool, Oklahoma City, OK, (5), (6)	11.925%	8/01/14	38,134
4,400	NCH Multifamily Pool II, Rocky Point Mexico, (5), (6)	11.925%	8/01/14	4,001,360
12,774	Sapphire Skies I, Cle Elum, WA, (5), (8)	0.925%	3/01/20	7,600,006
22,089	Total Multifamily Loans			11,639,500
$60,017	Total Whole Loans (cost 58,380,362)			35,794,041

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	CORPORATE NOTES – 2.4% (1.7% of Total Investments) (2), (3), (4)

	Diversified Financial Services – 2.4% (1.7% of Total Investments)

$8,000	Stratus III, Stratus Properties Inc., (5)	7.250%	12/31/16	$8,000,000
$8,000	Total Corporate Notes (cost $8,000,000)			8,000,000

Shares	Description (1)			Value

	COMMON STOCKS – 56.0% (40.0% of Total Investments)

	Air Freight & Logistics – 1.8% (1.3% of Total Investments)

193,890	BPost SA			$5,110,685
27,043	Oesterreichische Post AG			968,728
	Total Air Freight & Logistics			6,079,413

	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)

15,920	Covanta Holding Corporation			265,386

	Diversified Telecommunication Services – 1.2% (0.9% of Total Investments)

2,181,653	HKBN Limited			2,667,143
533,514	Singapore Telecommunications Limited			1,499,309
	Total Diversified Telecommunication Services			4,166,452

	Electric Utilities – 8.7% (6.2% of Total Investments)

109,388	Alupar Investimento SA			374,152
1,773,725	AusNet Services			2,019,087
873	Avangrid Inc.			36,683
24,770	Brookfield Infrastructure Partners LP			1,059,165
677,100	Contact Energy Limited			2,469,299
18,279	Duke Energy Corporation			1,429,966
567,863	EDP - Energias de Portugal, S.A.			1,892,340
44,325	Endesa S.A, (9)			911,401
3,081	Hafslund ASA, Class B Shares			23,939
1,996,873	HK Electric Investments Limited, 144A			1,752,556

18	NUVEEN

Shares	Description (1)	Value

	Electric Utilities (continued)
1,491,550	Infratil Limited	$3,405,992
60,820	Scottish and Southern Energy PLC	1,349,518
123,884	Southern Company	6,124,825
3,031,580	Spark Infrastructure Group	5,039,472
220,385	Transmissora Alianca de Energia Eletrica SA	1,166,694
	Total Electric Utilities	29,055,089

	Gas Utilities – 2.7% (1.9% of Total Investments)

10,550	AmeriGas Partners, LP	484,034
26,697	Enagas	800,237
1,359,845	Snam Rete Gas S.p.A	7,784,549
	Total Gas Utilities	9,068,820

	Health Care Providers & Services – 0.4% (0.3% of Total Investments)

109,737	Sienna Senior Living Inc., Subscription	1,452,728

	Independent Power & Renewable Electricity Producers – 1.3% (0.9% of Total Investments)

14,978	Brookfield Renewable Energy Partners LP	432,415
31,621	NextEra Energy Partners LP	902,147
839,598	Renewables Infrastructure Group Limited	1,190,495
168,453	Saeta Yield S.A, (9)	1,676,367
26,829	TransAlta Renewables Inc.	263,104
	Total Independent Power & Renewable Electricity Producers	4,464,528

	Media – 0.2% (0.1% of Total Investments)

31,326	SES SA	701,629

	Multi-Utilities – 8.2% (5.8% of Total Investments)

71,209	CenterPoint Energy, Inc.	1,604,339
770,152	Centrica PLC	2,273,286
1,915,134	Duet Group	3,252,784
227,724	Engie	3,508,007
13,091,020	Keppel Infrastructure Trust	4,848,174
98,321	National Grid PLC	7,257,073
790,271	Redes Energeticas Nacionais SA	2,331,891
1,023,267	Vector Limited	2,340,118
	Total Multi-Utilities	27,415,672

	Oil, Gas & Consumable Fuels – 3.7% (2.7% of Total Investments)

13,954	AltaGas Limited, (WI/DD)	322,527
79,551	Enbridge Energy Partners LP	1,729,439
60,489	Enbridge Income Fund Holdings Inc.	1,430,868
232,123	Enterprise Products Partnership LP	6,443,734
47,770	Spectra Energy Corporation	1,521,952
143,636	Veresen Inc.	1,123,808
	Total Oil, Gas & Consumable Fuels	12,572,328

	Real Estate Investment Trust – 21.4% (15.3% of Total Investments)

443,564	AEW UK REIT PLC	630,390
15,332	Agree Realty Corporation	652,683
218,261	Armada Hoffler Properties Inc.	2,640,958
572,895	Ascendas Real Estate Investment Trust	952,676
77,103	Blackstone Mortgage Trust Inc., Class A	2,173,534
3,086	Camden Property Trust	262,958
68,491	CapitaMall Trust	100,963
3,334	Care Capital Properties, Inc.	86,651
59,374	CareTrust REIT Inc.	795,018
76,066	Choice Properties Real Estate Investment Trust	795,841
165,118	City Office REIT, Inc.	1,943,439
2,643	Cofinimmo, SANV	322,010
58,594	Colony Financial Inc.	1,073,442
95,639	Community Healthcare Trust Inc.	1,784,624
156,580	Crombie Real Estate Investment Trust	1,750,458
4,811	DiamondRock Hospitality Company	43,010

NUVEEN	19

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2016

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)
6,151	Digital Realty Trust Inc.	$587,113
71,156	Easterly Government Properties, Inc.	1,332,040
5,395	Entertainment Properties Trust	384,556
32,964	Eurocommercial Properties NV	1,550,721
474,398	Fortune REIT	526,855
1,787	Four Corners Property Trust, Inc.	34,739
2,055,667	Frasers Centrepoint Trust	3,015,356
77,367	Gaming and Leisure Properties Inc.	2,546,148
28,424	Health Care Property Investors Inc.	934,297
9,323	ICADE	673,327
167,263	Immobiliare Grande Distribuzione SIIQ SpA	150,745
70,451	Independence Realty Trust	549,518
142,978	InnVest Real Estate Investment Trust	723,967
38,309	Investors Real Estate Trust	238,282
1,071,711	Keppel DC REIT	840,497
279,212	Killam Apartment Real Estate I, (WI/DD)	2,533,742
18,936	Lexington Corporate Properties Trust	178,945
97,966	Liberty Property Trust	3,656,091
70,309	LondonMetric Property PLC	167,514
36,946	LTC Properties Inc.	1,722,423
2,643,850	Mapletree Greater China Commercial Trust	1,881,470
417,690	Mapletree Logistics Trust	295,728
67,382	MGM Growth Properties LLC, (9)	1,549,786
4,821	Monmouth Real Estate Investment Corporation	57,322
15,228	New Senior Investment Group Inc.	157,914
151,700	Crombie Real Estate Investment Receipt, (9)	1,694,746
237,733	NorthWest Healthcare Properties REIT	1,734,933
35,003	Omega Healthcare Investors Inc.	1,117,296
105,508	OneREIT	276,774
643,582	Parkway Life Real Estate Investment Trust	1,149,671
19,045	Pebblebrook Hotel Trust	488,504
225,345	Physicians Realty Trust	4,279,302
615,754	Plaza Retail REIT	2,291,440
644,300	Prologis Property Mexico SA de CV	973,253
191,477	Pure Industrial Real Estate Trust	746,138
19,956	Sabra Health Care Real Estate Investment Trust Inc.	417,879
60,803	Smart Real Estate Investment Trust	1,599,652
159,200	Spirit Realty Capital Inc.	1,822,840
39,849	STAG Industrial Inc.	850,776
82,903	Starwood Property Trust Inc.	1,709,460
945,954	TF Administradora Industrial S de RL de CV	1,578,063
245,382	Tritax Big Box REIT PLC	488,673
18,419	Universal Health Realty Income Trust	985,416
25,700	Urstadt Biddle Properties Inc.	543,812
149,407	VEREIT, Inc.	1,432,813
1,487	Welltower Inc.	102,469
49,675	Wereldhave NV	2,529,473
69,190	WPT Industrial Real Estate Investment Trust	729,954
	Total Real Estate Investment Trust	71,841,088

	Road & Rail – 0.5% (0.4% of Total Investments)

381,015	MTR Corporation	1,804,376

	Transportation Infrastructure – 5.5% (3.9% of Total Investments)

257,196	Cosco Pacific Limited	261,143
6,502,771	Hopewell Highway Infrastructure Limited	3,230,151
5,158,024	Hutchison Port Holdings Trust	2,217,950
193,099	Jiangsu Expressway Company Limited	265,392
27,921	Macquarie Infrastructure Corporation	1,999,423
676,587	Sydney Airport	3,462,144
755,074	Transurban Group	6,576,045
388,357	Zhejiang Expressway Company Limited	363,831
	Total Transportation Infrastructure	18,376,079

	Water Utilities – 0.3% (0.2% of Total Investments)

671,766	Inversiones Aguas Metropolitanas SA	992,020
	Total Common Stocks (cost $178,947,947)	188,255,608

20	NUVEEN

Shares	Description (1)	Coupon	Ratings (11)	Value

	CONVERTIBLE PREFERRED SECURITIES – 6.4% (4.6% of Total Investments)

	Electric Utilities – 2.4% (1.8% of Total Investments)

58,787	Exelon Corporation	6.500%	BB+	$2,775,922
83,598	NextEra Energy Inc.	6.371%	BBB	5,052,663
7,366	NextEra Energy Inc.	5.799%	BBB	452,714
	Total Electric Utilities			8,281,299

	Gas Utilities – 0.5% (0.3% of Total Investments)

27,189	Spire, Inc., (10)	6.750%	N/R	1,566,630

	Multi-Utilities – 0.2% (0.1% of Total Investments)

8,317	Black Hills Corp, Convertible Preferred	7.750%	N/R	565,722

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

17,217	Anadarko Petroleum Corporation	7.500%	N/R	671,463

	Real Estate Investment Trust – 3.1% (2.3% of Total Investments)

65,693	Alexandria Real Estate Equities Inc., (10)	7.000%	Baa3	2,152,471
45,883	American Homes 4 Rent	5.000%	N/R	1,220,947
44,237	American Tower Corporation	5.500%	N/R	4,671,870
15,639	Equity Commonwealth	6.500%	Ba1	407,709
1,147	FelCor Lodging Trust Inc., Series A.	1.950%	CCC	28,893
6,205	Lexington Corporate Properties Trust, Series B	6.500%	N/R	310,250
27,446	Ramco-Gershenson Properties Trust	7.250%	N/R	1,794,419
	Total Real Estate Investment Trust			10,586,559
	Total Convertible Preferred Securities (cost $20,046,269)			21,671,673

Shares	Description (1)	Coupon	Ratings (11)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 31.5% (22.5% of Total Investments)

	Electric Utilities – 6.6% (4.7% of Total Investments)

11,814	APT Pipelines Limited, (10)	6.840%	N/R	$876,143
111,794	Entergy Arkansas Inc., (10)	6.450%	Baa3	2,829,786
64,379	Entergy New Orleans, Inc.	5.500%	A–	1,687,374
37,111	Entergy Texas Inc.	5.625%	A–	999,028
78,424	Integrys Energy Group Inc., (10)	6.000%	Baa1	2,058,630
66,732	NextEra Energy Inc.	5.000%	BBB	1,698,329
63,074	NextEra Energy Inc., (WI/DD)	5.250%	Baa2	1,576,850
68,738	Pacific Gas & Electric Corporation	6.000%	BBB+	2,163,872
163,255	PPL Capital Funding, Inc.	5.900%	BBB	4,357,276
75,040	SCE Trust I	5.625%	Baa1	1,963,046
64,585	SCE Trust V	5.450%	Baa1	1,845,839
	Total Electric Utilities			22,056,173

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

35,503	Brookfield Renewable Partners, Preferred Equity	5.750%	BB+	680,090

	Multi-Utilities – 1.4% (1.0% of Total Investments)

45,190	Dominion Resources Inc.	6.375%	Baa3	2,266,279
6,736	DTE Energy Company	5.250%	Baa1	171,499
87,209	DTE Energy Company, (10)	5.375%	Baa1	2,188,405
	Total Multi-Utilities			4,626,183

	Oil, Gas & Consumable Fuels – 0.7% (0.5% of Total Investments)

7,841	Kinder Morgan Inc., Delaware	9.750%	N/R	358,491
27,207	Nustar Logistics Limited Partnership	7.625%	Ba2	699,220
70,252	Pembina Pipeline Corporation	5.750%	BB+	1,348,414
	Total Oil, Gas, & Consumable Fuels			2,406,125

	Real Estate Investment Trust – 22.3% (16.0% of Total Investments)

5,585	American Homes 4 Rent	5.500%	N/R	147,835
37,395	American Homes 4 Rent	5.000%	N/R	1,005,926

NUVEEN	21

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2016

Shares	Description (1)	Coupon		Ratings (11)	Value

	Real Estate Investment Trust (continued)
118,661	American Homes 4 Rent	6.500%		N/R	$3,032,975
20,397	Apartment Investment & Management Company	6.875%		BB	566,017
27,746	Apollo Commercial Real Estate Finance	8.625%		N/R	712,517
50,287	Arbor Realty Trust Incorporated	7.375%		N/R	1,260,192
38,141	CBL & Associates Properties Inc.	7.375%		BB	941,701
141,933	CBL & Associates Properties Inc.	6.625%		BB	3,439,037
183,565	Cedar Shopping Centers Inc., Series A	7.250%		N/R	4,829,595
51,391	Chesapeake Lodging Trust	7.750%		N/R	1,344,902
89,981	Colony Financial Inc.	7.125%		N/R	2,124,451
31,117	Colony Financial Inc.	8.500%		N/R	809,042
27,720	Colony Financial Inc.	7.500%		N/R	686,902
35,581	Coresite Realty Corporation	7.250%		N/R	946,455
51,216	Corporate Office Properties Trust	7.375%		BB	1,327,007
133,569	Digital Realty Trust Inc.	6.350%		Baa3	3,538,243
62,222	Dupont Fabros Technology	6.625%		Ba2	1,601,594
56,817	EPR Properties Inc.	9.000%		BB	1,969,845
20,575	EPR Properties Inc.	6.625%		Baa3	544,620
22,267	EPR Properties Inc.	5.750%		BB	618,800
740	Equity Lifestyle Properties Inc.	6.750%		N/R	19,277
83,444	General Growth Properties	6.375%		N/R	2,252,988
89,228	Gramercy Property Trust	7.125%		N/R	2,377,926
80,071	Hersha Hospitality Trust	6.875%		N/R	2,094,657
88,840	Hersha Hospitality Trust	6.500%		N/R	2,204,120
78,372	Investors Real Estate Trust	7.950%		N/R	2,072,156
5,052	LaSalle Hotel Properties	6.375%		N/R	128,220
82,560	LaSalle Hotel Properties	6.300%		N/R	2,079,686
3,055	Monmouth Real Estate Investment Corp	7.875%		N/R	79,827
685	Northstar Realty Finance Corporation	8.875%		N/R	16,926
26,061	Northstar Realty Finance Corporation	8.750%		N/R	639,276
144,100	Pebblebrook Hotel Trust	6.500%		N/R	3,717,780
22,084	Post Properties, Inc., Series A	8.500%		Baa3	1,460,415
23,041	Rait Financial Trust	7.125%		N/R	555,519
39,071	Saul Centers, Inc.	6.875%		N/R	1,028,349
4,233	STAG Industrial Inc.	9.000%		BB+	110,481
62,200	STAG Industrial Inc.	6.875%		BB+	1,648,300
14,210	Summit Hotel Properties Inc.	9.250%		N/R	365,055
82,307	Summit Hotel Properties Inc.	7.875%		N/R	2,130,105
123,744	Summit Hotel Properties Inc.	7.125%		N/R	3,144,335
919	Sun Communities Inc.	7.125%		N/R	24,041
105,364	Sunstone Hotel Investors Inc.	6.450%		N/R	2,736,303
86,598	Taubman Centers Incorporated., Series J	6.500%		N/R	2,254,146
52,608	Taubman Centers Incorporated, Series K	6.250%		N/R	1,359,917
13,319	Terreno Realty Corporation	7.750%		BB	349,624
54,781	UMH Properties Inc.	8.000%		N/R	1,440,740
58,201	Urstadt Biddle Properties	7.125%		N/R	1,521,956
113,565	Urstadt Biddle Properties	6.750%		N/R	3,038,999
6,339	VEREIT, Inc.	6.700%		N/R	166,018
40,338	WP GLIMCHER, Inc.	7.500%		Ba1	1,037,090
61,190	WP GLIMCHER, Inc.	6.875%		Ba1	1,556,674
	Total Real Estate Investment Trust				75,058,562

	Trading Companies & Distributors – 0.3% (0.2% of Total Investments)

36,000	GATX Corporation	5.625%		BBB	888,840
	Total $25 Par (or similar) Retail Preferred (cost $102,801,469)				105,715,973

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (11)	Value

	CONVERTIBLE BONDS – 0.8% (0.6% of Total Investments)

	Multi-Utilities – 0.5% (0.4% of Total Investments)

$1,670	Dominion Resources Inc.	5.750%	10/01/54	BBB–	$1,636,600

22	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (11)	Value

		Oil, Gas & Consumable Fuels – 0.3% (0.2% of Total Investments)

$1,705		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	$1,159,400
$3,375		Total Convertible Bonds (cost $3,312,587)				2,796,000

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (11)	Value

		CORPORATE BONDS – 19.4% (13.8% of Total Investments)

		Commercial Services & Supplies – 2.0% (1.4% of Total Investments)

$1,610		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$1,658,300
1,370		Casella Waste Systems Inc.	7.750%	2/15/19	B	1,399,113
2,140		Covanta Holding Corporation	5.875%	3/01/24	Ba3	2,129,300
1,485		GFL Environmental Corporation, 144A	9.875%	2/01/21	B	1,581,525
		Total Commercial Services & Supplies				6,768,238

		Construction & Engineering – 0.2% (0.2% of Total Investments)

6,500	NOK	VV Holding AS, 144A	6.370%	7/10/19	N/R	753,682

		Consumer Finance – 0.2% (0.1% of Total Investments)

705		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	671,512

		Diversified Telecommunication Services – 1.6% (1.1% of Total Investments)

1,452		CyrusOne LP Finance	6.375%	11/15/22	B+	1,539,120
1,930		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB–	1,968,600
1,890		SBA Communications Corporation	4.875%	7/15/22	B	1,894,725
		Total Diversified Telecommunication Services				5,402,445

		Electric Utilities – 0.2% (0.1% of Total Investments)

775		Intergen NV, 144A	7.000%	6/30/23	B+	548,312

		Energy Equipment & Services – 0.7% (0.5% of Total Investments)

1,020		Compressco Partners LP / Compressco Finance Corporation	7.250%	8/15/22	B–	826,200
1,390	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	1,542,359
		Total Energy Equipment & Services				2,368,559

		Gas Utilities – 1.2% (0.9% of Total Investments)

895		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	943,106
1,465		Ferrellgas LP	6.750%	1/15/22	B+	1,377,100
765		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	738,225
975		Suburban Propane Partners LP	5.750%	3/01/25	BB–	957,938
		Total Gas Utilities				4,016,369

		Health Care Equipment & Supplies – 0.3% (0.2% of Total Investments)

895		Tenet Healthcare Corporation	8.125%	4/01/22	B–	900,594

		Health Care Providers & Services – 2.3% (1.7% of Total Investments)

1,195		Acadia Healthcare	5.625%	2/15/23	B	1,214,419
1,035		Community Health Systems, Inc.	6.875%	2/01/22	B+	889,469
1,235		HCA Inc.	5.375%	2/01/25	BB	1,253,525
1,010		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	969,600
1,295		Kindred Healthcare Inc.	6.375%	4/15/22	B2	1,165,500
1,200		Lifepoint Health Inc.	5.875%	12/01/23	Ba2	1,239,000
1,225		Select Medical Corporation	6.375%	6/01/21	B–	1,179,062
		Total Health Care Providers & Services				7,910,575

		Independent Power & Renewable Electricity Producers – 0.3% (0.2% of Total Investments)

1,355		GenOn Energy Inc.	9.500%	10/15/18	CCC+	1,067,062

NUVEEN	23

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2016

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (11)	Value

		Internet Software & Services – 0.4% (0.3% of Total Investments)

$1,445		Equinix Inc.	5.750%	1/01/25	BB	$1,502,800

		IT Services – 0.5% (0.3% of Total Investments)

1,510		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	1,551,525

		Marine – 0.2% (0.1% of Total Investments)

955		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	604,037

		Media – 0.4% (0.3% of Total Investments)

1,170		Lamar Media Corporation, 144A	5.750%	2/01/26	Ba1	1,231,425

		Multi-Utilities – 1.1% (0.8% of Total Investments)

1,505	GBP	Centrica PLC, Reg S	5.250%	4/10/75	BBB	2,057,294
1,200	GBP	RWE AG, Reg S	7.000%	3/29/49	BB+	1,664,960
		Total Multi-Utilities				3,722,254

		Oil, Gas & Consumable Fuels – 3.2% (2.3% of Total Investments)

100		Calumet Specialty Products	6.500%	4/15/21	CCC+	67,000
1,415		Calumet Specialty Products	7.625%	1/15/22	CCC+	937,437
510		Crestwood Midstream Partners LP	6.125%	3/01/22	BB–	481,797
1,090		Energy Transfer Equity LP	5.500%	6/01/27	BB+	945,575
835		Gibson Energy, 144A	6.750%	7/15/21	BB	828,738
670		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	547,725
95		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	77,662
1,015		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	941,412
1,205		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,084,500
705		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	606,300
920		Northern Tier Energy LLC	7.125%	11/15/20	BB–	908,500
470		PBF Holding Company LLC	8.250%	2/15/20	BBB–	488,800
1,505		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	1,298,062
925		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	945,813
765		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B	627,300
		Total Oil, Gas, & Consumable Fuels				10,786,621

		Real Estate Investment Trust – 2.3% (1.7% of Total Investments)

1,285		Corporate Office Properties LP	5.000%	7/01/25	BBB–	1,320,679
1,725		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	1,772,438
270		EPR Properties Inc.	4.500%	4/01/25	Baa2	264,331
1,010		Geo Group Inc.	6.000%	4/15/26	Ba3	1,020,100
1,615		Omega Healthcare Investors Inc.	4.500%	4/01/27	BBB–	1,543,559
1,400		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	1,400,140
445		Vereit Operating Partner, (WI/DD)	4.875%	6/01/26	BB+	454,456
		Total Real Estate Investment Trust				7,775,703

		Real Estate Management & Development – 0.9% (0.6% of Total Investments)

1,165		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,141,700
1,800		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,759,500
		Total Real Estate Management & Development				2,901,200

		Road & Rail – 0.3% (0.2% of Total Investments)

1,075		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,076,344

		Software – 0.4% (0.3% of Total Investments)

1,265		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	1,227,050

		Transportation Infrastructure – 0.3% (0.2% of Total Investments)

1,020		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	1,049,886

24	NUVEEN

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (11)	Value

		Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)

$1,546		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	$1,364,345
		Total Corporate Bonds (cost $67,671,359)				65,200,538

Shares		Description (1)				Value

		COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

		Utilities – 0.0% (0.0% of Total Investments)

14,031		Alupar Investimento SA				$1,009
		Total Common Stock Rights (cost $—)				1,009

Principal Amount (000) (12)		Description (1)	Coupon	Maturity	Ratings (11)	Value

		1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.1% (5.0% of Total Investments)

		Diversified Financial Services – 0.4% (0.3% of Total Investments)

$1,200		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$1,214,250

		Electric Utilities – 4.0% (2.8% of Total Investments)

2,360		AES Gener SA, 144A	8.375%	12/18/73	BB	2,478,000
1,080		ComEd Financing III	6.350%	3/15/33	Baa2	1,143,242
1,995		Enel SpA, 144A	8.750%	9/24/73	BBB–	2,299,238
1,800	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	1,978,237
995		FPL Group Capital Inc.	6.350%	10/01/66	BBB	756,200
3,065	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	4,651,279
		Total Electric Utilities				13,306,196

		Energy Equipment & Services – 1.4% (1.0% of Total Investments)

5,290		Transcanada Trust	5.625%	5/20/75	BBB	4,744,495

		Oil, Gas & Consumable Fuels – 0.9% (0.6% of Total Investments)

2,795		Enterprise Products Operating LP	7.034%	1/15/68	Baa2	2,891,414

		Water Utilities – 0.4% (0.3% of Total Investments)

888	GBP	Pennon Group PLC, Reg S	6.750%	N/A (13)	N/R	1,344,301
		Total $1,000 Par (or similar) Institutional Preferred (cost $23,954,931)				23,500,656

Shares		Description (1), (14)				Value

		INVESTMENT COMPANIES – 1.1% (0.9% of Total Investments)

		Diversified Other – 0.8% (0.6% of Total Investments)

2,216		3I Infrastructure Fund				$5,479
1,504,839		John Laing Infrastructure Fund				2,676,467
		Total Diversified Other				2,681,946

		Real Estate Management & Development – 0.3% (0.3% of Total Investments)

764,974		Starwood European Real Estate Finance Limited				1,179,966
		Total Investment Companies (cost $3,888,040)				3,861,912
		Total Long-Term Investments (cost $467,002,964)				454,797,410

NUVEEN	25

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	May 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.6% (3.3% of Total Investments)

	REPURCHASE AGREEMENTS – 4.6% (3.3% of Total Investments)

$15,337	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/16, repurchase price $15,336,847, collateralized by $14,095,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $15,645,450	0.030%	6/01/16	$15,336,834
	Total Short-Term Investments (cost $15,336,834)			15,336,834
	Total Investments (cost $482,339,798) – 140.0%			470,134,244
	Borrowings – (40.6)% (15), (16)			(136,300,000)
	Other Assets Less Liabilities – 0.6%			2,011,914
	Net Assets – 100%			$335,846,158

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Interest rates on whole loans and corporate notes are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(3)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(4)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(6)	Loan is currently in default with regards to scheduled interest and/or principal payments.

(7)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(8)	The interest rate will increase to 2.000% on March 1, 2017.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(12)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(13)	Perpetual security. Maturity date is not applicable.

(14)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(15)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(16)	Borrowings as a percentage of Total Investments is 29.0%.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	NUVEEN

Statement of Assets and Liabilities	May 31, 2016

Assets
Long-term investments, at value (cost $467,002,964)	$454,797,410
Short-term investments, at value (cost approximates value)	15,336,834
Cash denominated in foreign currencies (cost $109,600)	107,947
Receivable for:
Dividends	1,084,076
Interest	3,651,152
Investments sold	4,926,042
Reclaims	133,688
Other assets	5,008
Total assets	480,042,157
Liabilities
Borrowings	136,300,000
Payable for:
Dividends	2,063,633
Investments purchased	5,018,905
Accrued expenses:
Management fees	206,333
Interest on borrowings	333,937
Other	273,191
Total liabilities	144,195,999
Net assets	$335,846,158
Shares outstanding	17,894,895
Net asset value (“NAV”) per share outstanding	$18.77
Net assets consist of:
Shares, $.01 par value per share	$178,949
Paid-in surplus	435,640,861
Undistributed (Over-distribution of) net investment income	746,064
Accumulated net realized gain (loss)	(88,510,374)
Net unrealized appreciation (depreciation)	(12,209,342)
Net assets	$335,846,158
Authorized shares	Unlimited

See accompanying notes to financial statements.

NUVEEN	27

Statement of Operations	Year Ended May 31, 2016

Investment Income
Dividends (net of tax withheld of $591,783)	$19,421,147
Interest	16,143,920
Total investment income	35,565,067
Expenses
Management fees	4,794,532
Interest expense on borrowings	1,810,502
Custodian fees	219,906
Trustees fees	221,662
Professional fees	443,410
Shareholder reporting expenses	107,883
Shareholder servicing agent fees	24,729
Stock exchange listing fees	10,412
Tender offer expense	130,961
Other	116,739
Total expenses before expense reimbursement	7,880,736
Expense reimbursement	(2,112,550)
Net expenses	5,768,186
Net investment income (loss)	29,796,881
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(42,360,044)
Futures contracts	(143,895)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	14,953,637
Futures contracts	41,626
Net realized and unrealized gain (loss)	(27,508,676)
Net increase (decrease) in net assets from operations	$2,288,205

See accompanying notes to financial statements.

28	NUVEEN

Statement of Changes in Net Assets

	Year Ended 5/31/16	For the Period 9/08/14 (commencement of operations) through 5/31/15
Operations
Net investment income	$29,796,881	$26,489,652
Net realized gain (loss) from:
Investments and foreign currency	(42,360,044)	(15,201,632)
Futures contracts	(143,895)	(19,441)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	14,953,637	13,131,032
Futures contracts	41,626	(41,626)
Net increase (decrease) in net assets from operations	2,288,205	24,357,985
Distributions to Shareholders
From net investment income	(31,602,898)	(23,836,500)
Decrease in net assets from distributions to shareholders	(31,602,898)	(23,836,500)
Capital Share Transactions
Shares issued in the mergers	—	506,888,241
Cost of shares repurchased and retired	(7,660,004)	(2,181,619)
Cost of shares repurchased and retired through tender offer	(36,737,199)	(95,670,093)
Net increase (decrease) in net assets from capital share transactions	(44,397,203)	409,036,529
Net increase (decrease) in net assets	(73,711,896)	409,558,014
Net assets at the beginning of period	409,558,054	40
Net assets at the end of period	$335,846,158	$409,558,054
Undistributed (Over-distribution of) net investment income at the end of period	$746,064	$3,170,534

See accompanying notes to financial statements.

NUVEEN	29

Statement of Cash Flows	Year Ended May 31, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$2,288,205
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(409,211,722)
Proceeds from sales and maturities of investments	494,627,356
Proceeds from (Purchases of) short-term investments, net	3,116,977
Proceeds from (Payments for) cash denominated in foreign currencies, net	(24,675)
Proceeds from (Payments for) closed foreign currency spot contracts	(66,237)
Taxes paid on undistributed capital gains	(56,067)
Amortization (Accretion) of premiums and discounts, net	(576,237)
Capital gain and return of capital distributions from investments	(2,298,344)
(Increase) Decrease in:
Receivable for dividends	(457,720)
Receivable for interest	(219,919)
Receivable for investments sold	(3,674,816)
Receivable for reclaims	(40,308)
Other assets	115,447
Increase (Decrease) in:
Payable for investments purchased	(456,056)
Payable for variation margin on futures contracts	(14,828)
Accrued management fees	99,304
Accrued interest on borrowings	73,077
Accrued other expenses	(108,013)
Net realized (gain) loss from:
Investments and foreign currency	42,360,044
Paydowns	(11,449)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(14,953,637)
Net cash provided by (used in) operating activities	110,510,382
Cash Flows from Financing Activities
Repayments of borrowings	(34,000,000)
Cash distributions paid to shareholders	(32,203,179)
Cost of shares repurchased and retired	(7,660,004)
Cost of shares repurchased and retired through tender offer	(36,737,199)
Net cash provided by (used in) financing activities	(110,600,382)
Net Increase (Decrease) in Cash	(90,000)
Cash at the beginning of period	90,000
Cash at the end of period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,542,435

See accompanying notes to financial statements.

30	NUVEEN

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NUVEEN	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Repur chased and Retired	Repur chased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 5/31:
2016	$20.06	$1.55	$(1.28)	$0.27	$(1.65)	$—	$—	$(1.65)	$0.07	$0.02	$18.77	$16.19
2015(f)	20.00	1.14	(0.14)	1.00	(1.03)	—	—	(1.03)	0.01	0.08	20.06	17.91

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 5/31:
2016	$136,300	$3,464
2015(f)	170,300	3,405

32	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate(e)

2.26%	0.09%	$335,846	2.22%		7.80%		1.63%		8.40%		87%
5.60	3.99	409,558	2.10	*	7.10	*	1.40	*	7.80	*	104

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements), where applicable. The Fund ceased utilizing reverse repurchase agreements during the period September 8, 2014 (commencement of operations) through May 31, 2015.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets
Year Ended 5/31:
2016	0.51%
2015(f)	0.38	*

(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Diversified Real Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “DRA.” The Fund was organized as a Massachusetts business trust on January 21, 2014.

The end of the reporting period for the Fund is May 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions, including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Under normal conditions:

•	The Fund will invest at least 80% of its managed assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participation and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

•	All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to whole loans, mortgage participations and other mortgage-related instruments).

•	The Fund may invest up to 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

•	The Fund may invest up to 50% of its managed assets in securities of issuers located in emerging markets.

•	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded-funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund may employ an option writing strategy, focused on securities issued by real asset related companies, that seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may also enter into derivative instruments to manage market or business risk, enhance return, hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may utilize leverage through the usage of (a) reverse repurchase agreements; (b) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; and (b) the issuance of preferred shares of beneficial interest or other senior securities. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

34	NUVEEN

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$3,476,412

Participation Interests in Whole Loans

Periodically, the Fund invests in whole loans which obligate the borrower to pay, in addition to regular interest and principal amounts, additional amounts representing a participation in certain above-threshold cash flows generated by the collateral underlying the loan and/or gains realized in the liquidation of such collateral. The Fund’s right to receive these additional payments is referred to as a “participation interest.” The Fund’s policy is to not recognize a participation interest as an asset, or recognize payment amounts (income or liquidation) received on participation interests as income or capital gain, as the case may be, until such time as the participation interests are realizable. Those income or liquidation items will be realizable if the rights associated with the participation interest are reasonably certain to result in a receipt of payment. If those items are not realizable, an income payment or a liquidating payment with respect to a participation interest will be recognized only upon receipt of that payment from the borrower.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income collected for loans that are no longer held by the Fund is recorded when information is available. Interest income also reflects paydown gains and losses, if any.

During the normal course of business, the Fund may negotiate with the borrower in a loan agreement one or more of the following items: (i) entrance fees, (ii) exit fees, (iii) modification fees and (iv) prepayment penalties. Such fees, if any, are recorded when information is available and recognized as a component of “Fees income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of May 31 each year.

NUVEEN	35

Notes to Financial Statements (continued)

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably Real Estate Investment Trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

36	NUVEEN

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Single family whole loans are generally fair valued using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value ratios, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of single family whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate notes are fair valued using the discounted cash flow methodology. For corporate notes, the discounted cash flow methodology takes into account changes in prevailing interest rates, yield and liquidity spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of corporate notes can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes are yield and liquidity spreads. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values.

NUVEEN	37

Notes to Financial Statements (continued)

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments:*
Whole Loans	$—	$—		$35,794,041	**	$35,794,041
Corporate Notes	—	—		8,000,000	**	8,000,000
Common Stocks	188,255,608	—		—		188,255,608
Convertible Preferred Securities	17,952,572	3,719,101	**	—		21,671,673
$25 Par (or similar) Retail Preferred	97,763,009	7,952,964	**	—		105,715,973
Convertible Bonds	—	2,796,000		—		2,796,000
Corporate Bonds	—	65,200,538		—		65,200,538
Common Stock Rights	1,009	—		—		1,009
$1,000 Par (or similar) Institutional Preferred	—	23,500,656		—		23,500,656
Investment Companies	3,861,912	—		—		3,861,912

Short-Term Investments:
Repurchase Agreements	—	15,336,834		—		15,336,834
Total	$307,834,110	$118,506,093		$43,794,041		$470,134,244
*	Refer to the Fund’s portfolio of investments for whole loan categories and industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3
	Whole Loans	Corporate Notes	Total
Balance at the beginning of period	$119,325,282	$14,580,000	$133,905,282
Gains (losses):
Net realized gains (losses)	(18,961,585)	—	(18,961,585)
Change in net unrealized appreciation (depreciation)	7,750,923	(80,000)	7,670,923
Purchases at cost	55,614	—	55,614
Sales at proceeds	(72,962,550)	(6,500,000)	(79,462,550)
Net discounts (premiums)	586,357	—	586,357
Transfers into	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$35,794,041	$8,000,000	$43,794,041
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(7,564,540)	$(80,000)	$(7,644,540)

38	NUVEEN

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Commercial & Multifamily Whole Loans	$1,754,246	Discounted Cash Flow	Yield Spread	2.915% - 3.015%
		Discounted Cash Flow	Liquidity Spread	0.50%
		Discounted Cash Flow	Debt Service Coverage Ratio	0.00 - 1.00
	9,751,160	Appraisals	N/A	N/A
	11,516,273	Expected Value	N/A	N/A
Commercial & Multifamily Whole Loans and Corporate Notes	19,716,499	Price Ceiling	Cap	100.00
Commercial Whole Loans	1,055,863	Price Floor	(1-Loss Severity)	56.8%
Total	$43,794,041

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stock	$58,295,411	$—	$—	$(58,295,411)	$—	$—
$25 Par (or similar) Retail Preferred	—	(2,934,773)	2,934,773	—	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	39

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$28,653,939	6.1%
United Kingdom	25,456,113	5.4
Australia	25,237,332	5.4
Singapore	14,583,845	3.1
Hong Kong	12,460,174	2.7
Italy	11,145,933	2.4
Other	46,447,536	9.8
Total non-U.S. Securities	163,984,872	34.9%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Funds may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

40	NUVEEN

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loan Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%
Multi-family loans	$7,600,006	65.3%	$—	—%	$—	—%	$—	—%	$4,039,494	34.7%	$11,639,500	100%
Commercial loans	18,404,741	76.2	—	—	—	—	—	—	5,749,800	23.8	24,154,541	100
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$15,336,834	$(15,336,834)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal

NUVEEN	41

Notes to Financial Statements (continued)

to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted U.S. Treasury futures contracts for a portion of the reporting period to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$6,511,108
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(143,895)	$41,626

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Repurchase Program

The Board has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 2,535,000 shares) in open-market transactions at the Adviser’s discretion.

Tender Offers

The Board has authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of its then outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

On September 23, 2014, Nuveen announced the Fund’s first tender offer, which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On March 24, 2015, Nuveen announced the Fund’s second tender offer, which commenced on April 6, 2015 and expired on May 8, 2015. The tender offer was oversubscribed (59% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On October 22, 2015, Nuveen announced the Fund’s third and final tender offer, which commenced on November 2, 2015 and expired on December 1, 2015. The tender offer was oversubscribed (55% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

42	NUVEEN

The final results of each tender offer are as shown in the accompanying table.

	November 7, 2014 Expiration	May 8, 2015 Expiration	December 1, 2015 Expiration
Number of shares outstanding before tender offer	25,344,382	22,683,944	20,241,550
Number of shares authorized for tender offer	2,534,438	2,268,394	2,024,155
Purchase price (99% of share NAV on expiration date)	$19.8695	$19.9754	$18.1494
Number of shares outstanding after tender offer	22,809,944	20,415,550	18,217,395

Share Transactions

Transactions in shares (excluding shares owned by the Adviser) during the current and prior fiscal periods were as follows:

	Year Ended 5/31/16	Period 9/08/14 (commencement of operations) through 5/31/15
Shares:*
Issued in mergers	—	25,344,380
Repurchased and retired (open market purchases)	(496,500)	(126,000)
Repurchased and retired through tender offer November 7, 2014 expiration	—	(2,534,438)
Repurchased and retired through tender offer May 8, 2015 expiration	—	(2,268,394)
Repurchased and retired through tender offer December 1, 2015 expiration	(2,024,155)	—
Total	(2,520,655)	20,415,548

Open market purchases:
Weighted average price per share	$15.41	$17.29
Weighted average discount per share	14.63%	12.99%
*	As of May 31, 2015 and May 31, 2016, the Adviser and Sub-Adviser each owned one share of the Fund.

Tender Offers:
Expiration	November 7, 2014	May 8, 2015	December 1, 2015
Purchase price per share	$19.8695	$19.9754	$18.1494
Discount per share	1.00%	1.00%	1.00%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $409,211,722 and $494,627,356, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

NUVEEN	43

Notes to Financial Statements (continued)

As of May 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$490,831,324
Gross unrealized:
Appreciation	$21,159,019
Depreciation	(41,856,099)
Net unrealized appreciation (depreciation) of investments	$(20,697,080)

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, paydowns and nondeductible offering costs, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2016, the Fund’s tax year end, as follows:

Paid-in surplus	$(188,498)
Undistributed (Over-distribution of) net investment income	(618,453)
Accumulated net realized gain (loss)	806,951

The tax components of undistributed net ordinary income and net long-term capital gains as of May 31, 2016, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$3,250,647
Undistributed net long-term capital gains	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interests, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on May 11, 2016 and paid on June 1, 2016.

The tax character of distributions paid during the Fund’s tax years ended May 31, 2016 and May 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016
Distributions from net ordinary income[2]	$32,196,361
Distributions from net long-term capital gains	—

For the period September 8, 2014 (commencement of operations) through May 31, 2015
Distributions from net ordinary income[2]	$21,131,440
Distributions from net long-term capital gains	—
[2] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to short-term realized gains.

As of May 31, 2016, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table.

Capital losses to be carried forward – not subject to expiration	$80,413,610

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For managed assets over $1 billion	0.7500

44	NUVEEN

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2016, the complex-level fee for the Fund was 0.1621%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage and expenses related to the Fund’s tender offers, do not exceed 1.02% of the Fund’s average net assets.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

8. Borrowing Arrangements

The Fund has entered into borrowings arrangements as a means of leverage.

During the current fiscal period, the Fund was entered into a 364-day $122,000,000 (maximum commitment amount) term loan (“Term Loan”) and a $38,000,000 (maximum commitment amount) revolving line of credit (“Line of Credit”), each with Sumitomo Mitsui Banking Corporation (“Sumitomo”) (collectively, the “Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $136,300,000.

On December 18, 2015, the Fund renewed its Borrowings with Sumitomo through December 18, 2016. In addition, the Fund decreased the maximum commitment amount on the Term Loan from $132,500,000 to $122,000,000. All other terms of the Borrowings remained unchanged.

Interest is charged on the Term Loan and the Line of Credit at a rate per annum equal to the three-month LIBOR plus 0.65% and the one-month LIBOR or three-month LIBOR plus 0.65%, respectively. In addition to interest, the Fund also accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $151,015,366 and 1.06%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

9. Subsequent Events

Total Return Swaps

Subsequent to the close of the reporting period, the Fund invested in total return swaps which modestly increased the overall effective leverage of the Fund. Under the terms of the swaps, the Fund receives the total return on an underlying basket of ETFs in exchange for periodic interest payments.

NUVEEN	45

Additional

Fund Information (Unaudited)

Board of Trustees*
Roger A. Gibson	Leonard W. Kedrowski**	Richard K. Riederer	James M. Wade

*	The Fund’s Board of Trustees is comprised entirely of independent trustees.
**	Chairman of the Board of Trustees

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodians State Street Bank & Trust Company One Lincoln Street, Boston, MA 02111 U.S. Bank National Association 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53202	Legal Counsel Ropes & Gray LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common shares of beneficial interest at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common shares of beneficial interest (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

DRA
Shares repurchased	496,500

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h) (11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

DRA
% DRD	3.63%
% QDI	15.38%

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended May 31, 2016:

DRA
% of Interest-Related Dividends	38.16%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

46	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Custom Blended Index (Old Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA/Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA/Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

∎	Custom Blended Index (New Comparative Benchmark effective December 31, 2015): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
15%	Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.
18%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

NUVEEN	47

Glossary of Terms Used in this Report (Unaudited) (continued)

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

48	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	49

Board

Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees is currently set at four. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships trustees hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member

Independent Board Members:

∎ LEONARD W. KEDROWSKI			Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993.
1941 901 Marquette Avenue Minneapolis, MN 55402	Chairman and Board Member	2014 (since inception) Term: annual		1

∎ ROGER A. GIBSON			Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Board Member, First American Fund Complex since 1997.
1946 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

∎ RICHARD K. RIEDERER			Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.
1944 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

∎ JAMES M. WADE			Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.
1943 901 Marquette Avenue Minneapolis, MN 55402	Board Member	2014 (since inception) Term: annual		1

50	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2014 (since inception)

∎ WILLIAM ADAMS IV			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

∎ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

∎ MARGO L. COOK			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	2014 (since inception)

∎ SHERRI A. HLAVACEK			Executive Vice President (since 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President, (formerly,Managing Director), Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

NUVEEN	51

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Fund	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2014 (since inception)

∎ DAVID J. LAMB			Senior Vice President of Nuveen Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015

∎ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2014 (since inception)

∎ KEVIN J. MCCARTHY			Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	2014 (since inception)

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-201o).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2014 (since inception)

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2014 (since inception)

∎ JOHN G. WENKER			Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
1951 901 Marquette Avenue Minneapolis, MN 55402	Vice President	2014 (since inception)

∎ SHARON E. WALTON			Assistant Vice President, Research Analyst, Nuveen Asset Management, LLC since January 2011; prior thereto, Real Estate Portfolio Manager, U.S. Bancorp Asset Management, Inc.
1974 901 Marquette Avenue Minneapolis, MN 55402	Vice President	2016

(1)	Each member of the Board of Trustees is elected to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	Officers serve one year terms ending in June of each year.

52	NUVEEN

Notes

NUVEEN	53

Notes

54	NUVEEN

Notes

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-D-0515D        17353-INV-Y-07/17

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report November 30, 2016

DRA
Diversified Real Asset Income Fund

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Table

of Contents

NUVEEN	3

Portfolio Managers’

Comments

Diversified Real Asset Income Fund (DRA)

Diversified Real Asset Income Fund (DRA) (the Fund) is a closed-end fund managed by Nuveen Fund Advisors, LLC (NFAL) and sub-advised by Nuveen Asset Management, LLC (NAM). The Fund is sub-advised by NAM using its real asset income strategy, and its portfolio managers are John G. Wenker, Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland.

Here the portfolio management team reviews key investment strategies and the Fund’s performance for the six-month reporting period ended November 30, 2016.

What key strategies were used to manage the Fund during this six-month reporting period ended November 30, 2016?

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Since the Fund’s commencement of operations in 2014, the portfolio management team has been repositioning its assets to align DRA’s portfolio with NAM’s real asset income strategy. With this strategy, at least 80% of the Fund’s managed assets will be invested in a global portfolio of securities that provide investment exposure to real assets, focusing on infrastructure and real estate investment trust (REIT) securities. The portfolio management team actively manages the Fund’s allocations among the infrastructure and real estate categories, with the flexibility to invest across the capital structure in any type of equity and debt security offered by a particular company, including common shares, preferred shares, corporate debt instruments and mortgage-backed securities. All of the Fund’s debt investments may be rated lower than investment grade (Ba1/BB+ or lower by S&P, Moody’s or Fitch), but no more than 10% of the Fund’s managed assets may be invested in securities rated CCC+/Caa1 or lower at any time. The Fund may also invest up to 75% of its managed assets in non-U.S. issuers. Our goal is to have the Fund’s portfolio fairly equally balanced between U.S. and non-U.S. exposure, although this allocation may change based on market conditions. We may also opportunistically write (sell) call options primarily on securities issued by real asset related companies, seeking to enhance the Fund’s risk-adjusted total returns over time.

In addition, we typically use leverage as part of the Fund’s management strategy, which we are currently doing through the use of bank borrowings. The Fund utilizes credit facilities that charge either one-month LIBOR plus a spread, or three-month LIBOR plus a spread. The borrowed proceeds are used to invest in more securities than the Fund would typically hold. Leverage is discussed in more detail in the Fund Leverage section of this report.

NAM’s real asset income strategy invests primarily in five security types: global infrastructure common stock, REIT common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

4	NUVEEN

is a Custom Blended Index, which is an index NAM created to represent a model asset allocation for an income-oriented product providing investment exposure to real assets. The Custom Blended Index consists of 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our real asset income strategy attempts to add value versus the benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection.

Our security selection process starts with a screening process for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the reporting period, we continued to reposition the portfolio in order to align it with our real asset income strategy. As part of this repositioning, we have been selling holdings that we believe have lower yield and lower capital appreciation potential and buying assets that have more potential to achieve the Fund’s objectives, while also more equally balancing the Fund’s U.S. and non-U.S. exposure. This includes looking for ways to opportunistically monetize the Fund’s whole loan positions, but only when we are confident that we are achieving fair value for these assets.

Since June 2016, the Fund has been party to five total return swaps for approximately $35 million using exchange-traded funds (ETFs) that align as closely as possible with the five sectors of the real asset income portion of the portfolio. In each of these total return swaps, the Fund receives the dividend payment from the ETF, pays a spread over London Inter-bank Offered Rate (LIBOR) to the swap provider and, at the termination of the swap, receives the capital gain (or pays the loss) accrued during the reporting period. The objective of the total return swaps is to increase income in the Fund. During the reporting period, these swaps had a negative impact on overall Fund performance.

In an effort to protect against potential increases in interest rates, we also sold (shorted) five-year U.S. Treasury futures contracts during the reporting period to hedge some of the duration, or interest rate sensitivity, of the bonds in the portfolio. Rates for Treasury securities across the yield curve moved higher during the reporting period, particularly for longer maturity Treasuries. Therefore, the hedge increased in value on a mark-to-market basis, offsetting much of the devaluation that rising interest rates caused within the underlying bond portfolio.

How did the Fund perform during this six-month reporting period ended November 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended November 30, 2016. For the six-month reporting period ended November 30, 2016, the Fund’s total return at net asset value (NAV) underperformed both the MSCI World Index and its Custom Blended Index. Our management team is still in the process of transitioning the Fund’s portfolio to our global real asset income strategy, making comparisons to its global, equity-oriented benchmarks somewhat less meaningful.

Despite the fact that high yield debt was the only asset class in the Fund to produce positive absolute returns during the reporting period, it was the largest detractor from performance relative to the Custom Blended Index. While the Fund’s holdings collectively produced a strong gain, they underperformed the benchmark’s holdings. Among the largest weighted sectors in our blended index, the best performers were wireless telecommunications, metals and mining, energy exploration and production, and energy oil field services, which together represented approximately 20% of the index. However, the Fund’s mandate precludes us from investing in these sectors; therefore, our high yield portfolio

NUVEEN	5

Portfolio Managers’ Comments (continued)

couldn’t keep up with the benchmark’s results. Also, the rally in the high yield market broadened throughout the reporting period as investors searched for yield in credits that were beaten down in 2015 and early 2016. As a result, CCC rated credits outperformed for the six-month reporting period. Our high yield portfolio had an underweight to CCC and lower rated securities, given our modestly higher credit quality bias, which also detracted from performance during the reporting period. All that being said, the positive absolute performance of our high yield portfolio did contribute favorably to the Fund’s overall return.

On the other hand, the area that contributed the most to the Fund’s relative returns versus the benchmark was REIT common equities, mainly due to our security selection within the group. Our focus on higher yielding companies in the portfolio led our holdings to generally outperform as investors continued to clamor for income during much of the reporting period. Nine of the thirteen property types owned within the REIT common equity portfolio outperformed their respective benchmark sector with malls, office and diversified offering the strongest contributions.

REIT preferred shares also performed well within the Fund’s portfolio on both an absolute and relative basis. The leading contributor to our relative outperformance was a lack of exposure to self-storage preferreds, which make up a significant percentage of the index. The self-storage sector within the preferred securities benchmark posted negative total returns during the period after performing strongly in the first part of the year. We also benefited from security selection within the net lease group during the period. The preferred holdings we owned in the net lease space advanced by more than 8%, while the benchmark’s holdings collectively returned -2.5%, which favored our strategy.

The credit performance of the Fund’s whole loan portfolio was relatively stable during the reporting period due to the continued strong performance of the commercial real estate sector. As of November 30, 2016, approximately 7% of the Fund’s net asset value remained in whole loans, which we are continuing to monetize. During the reporting period, we sold or paid off five loans and reallocated the proceeds to the generally higher yielding real asset income strategy.

In the real asset income portion of the portfolio, we reduced the Fund’s U.S. REIT preferred exposure over the period mostly because of the significant premiums that these securities were trading at as investors continued to pile into the highest yielding parts of the market. Where possible, we continued to shift the portfolio higher up the quality spectrum within the investable universe, and slightly down the yield ladder as a result. This meant moving out of more senior positions of lower-quality companies and into subordinated positions higher up the quality spectrum. Therefore, within our preferred exposure, we took the proceeds from REIT preferred sales and redeployed that money to the infrastructure preferred sleeve. Within the infrastructure preferred segment, we increased our holdings in hybrids, mandatory convertible securities and straight utility preferred securities. We believed valuations looked more appealing in these segments, albeit at lower current yields, potentially providing more downside protection as these securities were not trading at the significant premiums observed within the real estate sector.

Within real estate, we continued to have a slight underweight to REIT equities and, after trimming our REIT preferred holdings over the period, a larger underweight to that category. Although real estate fundamentals remain supportive, we believe that growth within the sector is beginning to slow slightly, especially in some of the larger coastal markets such as New York City and San Francisco. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle.

Within the high yield portfolio, we maintained our pipeline exposure, which was the largest of all the sector weights. Our pipeline credits performed well, posting some of the best total returns in the space as the energy sector continued to be bolstered by the rising price of oil. While our next three biggest concentrations were in data centers, real estate and hospitals, we continued to invest our high yield portfolio across the spectrum of infrastructure.

6	NUVEEN

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s utilization of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. During the reporting period, the income generated from the spread between the cost of borrowing and the yield from invested assets was positive. The Fund’s use of leverage had a negative impact on the performance of the Fund over the reporting period.

As of November 30, 2016, the Fund’s percentages of leverage are as shown in the accompanying table.

DRA
Effective Leverage*	35.02%
Regulatory Leverage*	30.05%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of borrowings of the Fund, which is part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
June 1, 2016	Draws	Paydowns	November 30, 2016	Average Balance Outstanding	Draws	Paydowns	January 25, 2017
$136,300,000	$1,200,000	$—	$137,500,000	$136,503,279	$—	$—	$137,500,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

THE FUND’S EFFECTIVE LEVERAGE

Total Return Swaps

During the current reporting period, the Fund invested in total return swaps which modestly increased the overall effective leverage of the Fund. Under the terms of the swaps, the Fund receives the total return on an underlying basket of exchange-traded-funds (ETFs) in exchange for periodic interest payments.

NUVEEN	7

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of November 30, 2016, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of November 30, 2016 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of November 30, 2016

Current Month Estimated Percentage of Distributions			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
100%	0.0%	0.0%	$0.6450	$0.6450	$0.0000	$0.0000

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of November 30, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
9/8/2014	$0.1050	7.02%	6.09%	2.98%	7.12%	7.22%

8	NUVEEN

SHARE REPURCHASES

The Fund’s Board of Trustees has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase annually up to 10% of its outstanding shares in open-market transactions at the Adviser’s discretion. The Fund is prohibited, however, from repurchasing its shares during periods when the Fund also has an outstanding tender offer.

As of November 30, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

DRA
Shares cumulatively repurchased and retired	682,000
Approximate number of shares authorized for repurchase	1,790,000

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

DRA
Shares repurchased and retired	59,500
Weighted average price per share repurchased and retired	$16.10
Weighted average discount per share repurchased and retired	15.30%

OTHER SHARE INFORMATION

As of November 30, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

DRA
NAV	$17.94
Share price	$15.41
Premium/(Discount) to NAV	(14.10)%
6-month average premium/(discount) to NAV	(13.75)%

NUVEEN	9

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Diversified Real Asset Income Fund (DRA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as whole loan risk and foreign investment risk, see the Fund’s web page at www.nuveen.com/DRA.

10	NUVEEN

DRA

Diversified Real Asset Income Fund

Performance Overview and Holding Summaries as of November 30, 2016

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
DRA at NAV	(1.13)%	6.09%	2.98%
DRA at Share Price	(1.07)%	2.79%	1.32%
MSCI World Index	3.15%	3.15%	1.11%
Custom Blended Index (New Comparative Benchmark)	(0.37)%	5.72%	1.08%
Custom Blended Index (Old Comparative Benchmark)	(0.65)%	5.73%	2.34%

As previously noted in the Portfolio Managers’ Comments section of this report, the Fund is in the process of transitioning its portfolio to a global real asset income strategy. Therefore, comparisons to the Fund’s global, equity-oriented benchmarks are less meaningful until the Fund’s transitioning is complete. The Fund’s goal over time will be to opportunistically reduce its whole loan exposure while also more equally balancing its U.S. and non-U.S. exposure. Effective December 31, 2015, the Custom Blended Index constituents were changed. The changes were made with the aim to more accurately reflect the investment team’s experience and expectations for the long-run strategy positioning and offer a more appropriate performance benchmark. The Fund maintains the MSCI World Index as its primary benchmark.

Since inception returns are from September 8, 2014. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

NUVEEN	11

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	58.5%
Convertible Preferred Securities	11.5%
$25 Par (or similar) Retail Preferred	31.3%
Convertible Bonds	1.0%
Corporate Bonds	19.9%
1,000 Par (or similar) Institutional Preferred	8.6%
Whole Loans	6.7%
Corporate Notes	2.5%
Investment Companies	1.2%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings	143.0%
Borrowings	(43.0)%
Net Assets	100%

Portfolio Asset Allocation

(% of total investments, at value)1

Common Stocks	40.8%
Convertible Preferred Securities	8.0%
$25 Par (or similar) Retail Preferred	21.8%
Convertible Bonds	0.7%
Corporate Bonds	13.9%
1,000 Par (or similar) Institutional Preferred	6.0%
Whole Loans	4.7%
Corporate Notes	1.7%
Investment Companies	0.9%
Repurchase Agreements	1.5%
Total	100%

Portfolio Credit Quality

(% of fixed-income securities, at value)

A	2.0%
BBB	32.8%
BB	18.0%
B	8.8%
CCC	1.2%
N/R (not rated)	25.9%
N/A (not applicable)	11.3%
Total	100%

Country Allocation

(% of total investments, at value)1

United States	62.2%
Canada	11.7%
Australia	5.1%
United Kingdom	4.0%
Singapore	3.6%
Hong Kong	2.1%
Spain	1.7%
Other	9.6%
Total	100%

1	Excluding investments in derivatives.

12	NUVEEN

DRA

Diversified Real Asset Income Fund
Portfolio of Investments	November 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.2% (98.5% of Total Investments)

	COMMON STOCKS – 58.5% (40.8% of Total Investments)

	Air Freight & Logistics – 1.1% (0.8% of Total Investments)

122,445	BPost SA	$2,751,194
25,466	Oesterreichische Post AG	824,818
	Total Air Freight & Logistics	3,576,012

	Commercial Services & Supplies – 0.8% (0.5% of Total Investments)

171,041	Covanta Holding Corporation	2,497,199

	Construction & Engineering – 0.1% (0.1% of Total Investments)

16,485	Ferrovial SA	292,213

	Diversified Telecommunication Services – 0.6% (0.4% of Total Investments)

728,658	HKBN Limited	825,747
372,080	Singapore Telecommunications Limited	981,241
	Total Diversified Telecommunication Services	1,806,988

	Electric Utilities – 7.4% (5.2% of Total Investments)

97,359	Alupar Investimento SA	472,682
2,195,976	AusNet Services	2,408,103
116,746	Brookfield Infrastructure Partners LP	3,677,499
420,948	Contact Energy Limited	1,401,143
6,463	Duke Energy Corporation	476,776
40,737	EDP – Energias de Portugal, S.A.	117,738
56,522	Endesa S.A, (10)	1,168,444
3,002	Hafslund ASA, Class B Shares	32,793
1,150,848	HK Electric Investments Limited, 144A	1,011,898
1,413,306	Infratil Limited	2,792,521
124,954	Scottish and Southern Energy PLC	2,306,050
9,983	Southern Company, (11)	467,404
3,736,096	Spark Infrastructure Group	6,207,569
201,709	Transmissora Alianca de Energia Eletrica SA	1,106,341
	Total Electric Utilities	23,646,961

	Equity Real Estate Investment Trusts – 23.2% (16.2% of Total Investments)

235,587	AEW UK REIT PLC	285,923
25,014	American Hotel Income Properties REIT LP	194,593
117,510	Armada Hoffler Properties Inc.	1,651,015
506,168	Ascendas Real Estate Investment Trust	829,870
84,243	Automotive Properties Real Estate Investment Trust	657,237
35,436	CareTrust REIT Inc.	501,419
120,162	Charter Hall Retail REIT	377,118
75,380	Choice Properties Real Estate Investment Trust	729,502
117,040	City Office REIT, Inc.	1,465,341
2,460	Cofinimmo, SANV	271,673
73,772	Community Healthcare Trust Inc.	1,606,754
24,249	Crombie Real Estate Investment Trust	248,934
200,305	Dream Global Real Estate Investment Trust	1,368,868
55,261	Easterly Government Properties, Inc.	1,072,063
218	Entertainment Properties Trust	15,160
41,451	Eurocommercial Properties NV	1,483,139
1,338,463	Fortune REIT	1,580,651
11,507	Four Corners Property Trust, Inc.	220,704
56,624	Franklin Street Properties Corporation	711,197
1,887,929	Frasers Centrepoint Trust	2,568,432
4,651,090	Frasers Logistics & Industrial Trust	2,985,316

NUVEEN	13

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – (continued)

89,303	Gaming and Leisure Properties Inc.	$2,724,635
61,671	Granite Real Estate, Inc.	2,003,056
14,274	Highwoods Properties, Inc.	686,008
36,736	Hospitality Properties Trust	1,065,160
11,606	ICADE	802,000
196,306	Immobiliare Grande Distribuzione SIIQ SpA	131,283
95,464	Independence Realty Trust	816,217
7,518	Investors Real Estate Trust	47,288
1,126,660	Keppel DC REIT	962,890
179,111	Killam Apartment Real Estate I	1,604,039
6,183	Kilroy Realty Corporation	447,278
6,203	LaSalle Hotel Properties	174,118
59,488	Liberty Property Trust	2,343,827
21,396	LTC Properties Inc.	972,662
338,074	Macquarie Mexico Real Estate Management SA de CV	338,797
1,393,077	Mapletree Commercial Trust	1,404,400
2,124,465	Mapletree Greater China Commercial Trust	1,430,292
251,150	Mapletree Logistics Trust	177,847
117,768	MedEquities Realty Trust, Inc.	1,282,494
270,284	Medical Properties Trust Inc.	3,221,785
67,151	MGM Growth Properties LLC	1,611,624
40,982	New Senior Investment Group Inc.	415,557
28,724	Northview Apartment Real Estate Investment Trust	409,274
297,848	NorthWest Healthcare Properties REIT	2,148,550
6,018	Omega Healthcare Investors Inc.	177,290
97,043	OneREIT	251,403
636,973	Parkway Life Real Estate Investment Trust	1,093,211
442,150	Plaza Retail REIT	1,639,177
812,476	Prologis Property Mexico SA de CV	1,169,198
506,355	Pure Industrial Real Estate Trust	2,005,366
60,234	Senior Housing Properties Trust	1,087,826
55,036	Smart Real Estate Investment Trust	1,275,010
154,582	Spirit Realty Capital Inc.	1,667,940
159,202	STAG Industrial Inc.	3,758,759
2,992	Sunstone Hotel Investors Inc.	43,504
883,966	TF Administradora Industrial S de RL de CV	1,219,234
14,811	Universal Health Realty Income Trust	878,440
9,495	Urstadt Biddle Properties Inc.	215,062
320,657	VEREIT, Inc.	2,658,247
1,192,515	Vicinity Centres	2,571,389
234,571	Viva Energy REIT, (10)	382,814
72,836	Washington Prime Group, Inc.	729,817
40,551	Wereldhave NV	1,693,762
152,154	WPT Industrial Real Estate Investment Trust	1,764,986
	Total Equity Real Estate Investment Trusts	74,328,425

	Gas Utilities – 0.4% (0.3% of Total Investments)

10,166	AmeriGas Partners, LP	456,250
39,711	Enagas	978,539
	Total Gas Utilities	1,434,789

	Health Care Providers & Services – 0.6% (0.4% of Total Investments)

158,883	Sienna Senior Living Inc., Subscription	1,884,170

	Independent Power & Renewable Electricity Producers – 2.3% (1.6% of Total Investments)

10,821	Brookfield Renewable Energy Partners LP	314,350
81,339	Brookfield Renewable Energy Partners LP	2,364,541
30,394	Pattern Energy Group Inc.	596,634
313,041	Renewables Infrastructure Group Limited	417,919
366,769	Saeta Yield S.A, (10)	3,179,730
33,437	TransAlta Renewables Inc.	341,763
	Total Independent Power & Renewable Electricity Producers	7,214,937

14	NUVEEN

Shares	Description (1)	Value

	Media – 0.2% (0.1% of Total Investments)

30,880	Eutelsat Communications	$555,888

	Mortgage Real Estate Investment Trusts – 1.3% (0.9% of Total Investments)

6,607	Apollo Commercial Real Estate Finance, Inc.	113,514
12,894	Ares Commercial Real Estate Corporation	174,456
90,314	Blackstone Mortgage Trust Inc., Class A	2,716,645
58,759	Starwood Property Trust Inc.	1,320,315
	Total Mortgage Real Estate Investment Trusts	4,324,930

	Multi-Utilities – 7.0% (4.9% of Total Investments)

11,568	CenterPoint Energy, Inc.	276,012
888,112	Centrica PLC	2,336,865
1,627,382	Duet Group	2,860,141
318,386	Engie	3,931,191
13,745	Innogy SE, (10)	485,321
12,399,137	Keppel Infrastructure Trust	4,152,221
64,065	National Grid PLC	3,656,190
571,230	Redes Energeticas Nacionais SA	1,561,373
1,460,814	Vector Limited	3,248,483
	Total Multi-Utilities	22,507,797

	Oil, Gas & Consumable Fuels – 6.8% (4.8% of Total Investments)

41,958	AltaGas Limited	1,019,511
1,629	Cheniere Energy Partners LP Holdings LLC	47,844
3,529	DCP Midstream Partners LP	122,209
7,250	Enbridge Energy Partners LP	179,075
40,300	Enbridge Income Fund Holdings Inc.	1,024,525
195,998	Enterprise Products Partnership LP	5,082,228
82,561	Inter Pipeline Limited	1,678,509
110	Magellan Midstream Partners LP	7,618
13,657	Noble Midstream Partners LP, (10)	437,980
11,181	Pembina Pipeline Corporation	328,530
133,600	Plains All American Pipeline LP	4,402,120
80,724	Plains GP Holdings LP, Class A Shares	2,838,269
15,434	Snam Rete Gas S.p.A	59,771
59,048	Targa Resources Corporation	3,146,668
156,312	Veresen Inc.	1,435,934
	Total Oil, Gas & Consumable Fuels	21,810,791

	Real Estate Management & Development – 0.6% (0.4% of Total Investments)

16,282	Atrium European Real Estate Ltd	66,783
27,898	Brookfield Property Partners	590,601
252,994	Citycon Oyj	582,391
20,372	Landmark Infrastructure Partners LP	298,450
489,033	Propertylink Group	261,817
	Total Real Estate Management & Development	1,800,042

	Road & Rail – 0.5% (0.3% of Total Investments)

357,040	Aurizon Holdings Limited	1,313,008
88,150	Stagocoach Group PLC	224,998
	Total Road & Rail	1,538,006

	Transportation Infrastructure – 5.2% (3.7% of Total Investments)

246,823	Abertis Infraestructuras S.A	3,297,409
45,969	Cosco Shipping Ports Limited	48,123
221,486	Enav S.p.A, (10)	748,827
7,336,751	Hopewell Highway Infrastructure Limited	3,764,619
5,695,842	Hutchison Port Holdings Trust	2,392,254
101,272	Jiangsu Expressway Company Limited	135,003
22,183	Macquarie Infrastructure Corporation	1,817,675
241,595	Sydney Airport	1,120,388

NUVEEN	15

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Shares	Description (1)			Value

	Transportation Infrastructure (continued)

408,672	Transurban Group			$3,180,801
290,673	Zhejiang Expressway Company Limited			310,666
	Total Transportation Infrastructure			16,815,765

	Water Utilities – 0.4% (0.2% of Total Investments)

670,845	Inversiones Aguas Metropolitanas SA			1,133,399
	Total Common Stocks (cost $189,816,634)			187,168,312

Shares	Description (1)	Coupon	Ratings (12)	Value

	CONVERTIBLE PREFERRED SECURITIES – 11.5% (8.0% of Total Investments)

	Electric Utilities – 4.7% (3.3% of Total Investments)

93,482	Exelon Corporation	6.500%	BB+	$4,286,150
55,863	Great Plains Energy Inc.	7.000%	N/R	2,737,287
91,667	NextEra Energy Inc.	6.123%	BBB	4,308,349
65,378	NextEra Energy Inc.	6.371%	BBB	3,655,284
	Total Electric Utilities			14,987,070

	Equity Real Estate Investment Trusts – 3.1% (2.2% of Total Investments)

64,965	Alexandria Real Estate Equities Inc.	7.000%	Baa3	2,243,241
45,883	American Homes 4 Rent	5.000%	N/R	1,261,783
35,005	American Tower Corporation	5.500%	N/R	3,562,809
20,315	Equity Commonwealth	6.500%	Ba1	522,095
1,147	FelCor Lodging Trust Inc., Series A.	1.950%	CCC	27,700
5,234	Lexington Corporate Properties Trust, Series B	6.500%	N/R	263,794
36,590	Ramco-Gershenson Properties Trust	7.250%	N/R	2,283,948
	Total Equity Real Estate Investment Trusts			10,165,370

	Gas Utilities – 0.5% (0.3% of Total Investments)

27,189	Spire, Inc., (13)	6.750%	N/R	1,569,893

	Multi-Utilities – 2.8% (1.9% of Total Investments)

12,196	Black Hills Corp	7.750%	N/R	804,448
103,986	Dominion Resources Inc.	6.750%	BBB–	5,106,752
58,737	DTE Energy Company	5.000%	BBB–	2,995,587
	Total Multi-Utilities			8,906,787

	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)

29,408	Anadarko Petroleum Corporation	7.500%	N/R	1,209,551
	Total Convertible Preferred Securities (cost $36,386,193)			36,838,671

Shares	Description (1)	Coupon	Ratings (12)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 31.3% (21.8% of Total Investments)

	Electric Utilities – 6.6% (4.6% of Total Investments)

11,814	APT Pipelines Limited	6.455%	N/R	$905,556
91,690	Brookfield Infrastructure	5.350%	BBB–	1,731,005
99,660	Entergy Arkansas Inc.	4.875%	A	2,117,775
17,721	Entergy Louisiana LLC	4.875%	A	377,457
28,269	Entergy New Orleans, Inc.	5.500%	A	687,219
24,771	Entergy Texas Inc.	5.625%	A	620,514
82,026	Integrys Energy Group Inc., (13)	6.000%	Baa1	2,132,676
123,146	NextEra Energy Inc.	5.250%	BBB	2,712,906
55,582	NextEra Energy Inc.	5.000%	BBB	1,253,374
67,123	Pacific Gas & Electric Corporation	6.000%	BBB+	2,046,580
123,339	PPL Capital Funding, Inc.	5.900%	BBB	3,069,908
37,147	SCE Trust I	5.625%	Baa1	899,329
123,985	Southern Company	5.250%	BBB	2,717,751
	Total Electric Utilities			21,272,050

16	NUVEEN

Shares	Description (1)	Coupon	Ratings (12)	Value

	Equity Real Estate Investment Trusts – 16.3% (11.3% of Total Investments)

38,611	American Homes 4 Rent	6.350%	N/R	$916,239
39,253	American Homes 4 Rent	5.500%	N/R	1,073,570
39,423	American Homes 4 Rent	5.000%	N/R	1,095,959
47,768	American Homes 4 Rent	6.500%	N/R	1,154,075
105,637	CBL & Associates Properties Inc.	7.375%	BB	2,595,501
32,189	CBL & Associates Properties Inc.	6.625%	BB	765,454
183,565	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,541,398
39,955	Chesapeake Lodging Trust	7.750%	N/R	1,022,049
116,713	City Office REIT, Inc.	6.625%	N/R	2,561,850
8,851	DDR Corporation	6.250%	Baa3	218,177
56,817	EPR Properties Inc.	9.000%	BB	2,009,617
2,960	EPR Properties Inc.	5.750%	BB	81,992
34,296	Gladstone Commercial Corporation	7.000%	N/R	848,826
79,423	Gramercy Property Trust	7.125%	BB+	2,057,056
69,158	Hersha Hospitality Trust	6.875%	N/R	1,728,950
71,333	Hersha Hospitality Trust	6.500%	N/R	1,683,459
117,674	Hersha Hospitality Trust	6.500%	N/R	2,781,813
75,220	Investors Real Estate Trust	7.950%	N/R	1,921,871
68,110	LaSalle Hotel Properties	6.300%	N/R	1,638,727
56,811	Monmouth Real Estate Investment Corp	6.125%	N/R	1,393,574
87,682	Pebblebrook Hotel Trust	6.500%	N/R	2,235,891
59,934	Pebblebrook Hotel Trust	6.375%	N/R	1,483,367
3,992	Post Properties, Inc., Series A	8.500%	Baa3	267,185
1,991	PS Business Parks, Inc.	6.000%	BBB	49,078
20,122	Public Storage, Inc.	5.750%	A3	488,160
23,403	Rait Financial Trust	7.125%	N/R	562,842
57	Rexford Industrial Realty Inc.	5.875%	BB	1,297
16,120	Senior Housing Properties Trust	6.250%	BBB–	398,970
41,073	STAG Industrial Inc.	6.875%	BB+	1,076,113
63,852	Summit Hotel Properties Inc.	7.875%	N/R	1,642,273
123,744	Summit Hotel Properties Inc.	7.125%	N/R	3,124,536
40,687	Summit Hotel Properties Inc.	6.450%	N/R	962,248
85,003	Sunstone Hotel Investors Inc.	6.450%	N/R	2,075,773
21,724	Taubman Centers Incorporated, Series K	6.250%	N/R	543,100
54,861	UMH Properties Inc.	8.000%	N/R	1,455,462
51,095	Urstadt Biddle Properties	7.125%	N/R	1,305,477
77,598	Urstadt Biddle Properties	6.750%	N/R	1,991,165
10,536	Washington Prime Group, Inc.	6.875%	Ba1	259,186
	Total Equity Real Estate Investment Trusts			52,012,280

	Independent Power & Renewable Electricity Producers – 0.2% (0.2% of Total Investments)

41,214	Brookfield Renewable Partners, Preferred Equity	5.750%	BB+	782,063

	Mortgage Real Estate Investment Trusts – 1.6% (1.1% of Total Investments)

27,106	Apollo Commercial Real Estate Finance	8.625%	N/R	691,203
53,499	Arbor Realty Trust Incorporated	7.375%	N/R	1,354,595
26,727	Colony Financial Inc.	7.500%	N/R	668,175
86,648	Colony Financial Inc.	7.125%	N/R	2,077,819
7,338	Colony Financial Inc.	8.500%	N/R	185,725
	Total Mortgage Real Estate Investment Trusts			4,977,517

	Multi-Utilities – 3.7% (2.6% of Total Investments)

45,190	Dominion Resources Inc.	6.375%	Baa3	2,271,701
213,439	Dominion Resources Inc.	5.250%	BBB–	4,559,057
97,288	DTE Energy Company, (WI/DD), (13)	6.000%	Baa2	2,390,366
91,963	DTE Energy Company	5.375%	Baa2	2,048,936
30,646	DTE Energy Company	5.250%	Baa2	717,116
	Total Multi-Utilities			11,987,176

	Oil, Gas & Consumable Fuels – 2.4% (1.7% of Total Investments)

68,613	Kinder Morgan Inc., Delaware	9.750%	N/R	3,373,015
108,221	Nustar Energy LP	8.500%	BB+	2,737,991

NUVEEN	17

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Shares		Description (1)	Coupon		Ratings (12)	Value

		Oil, Gas & Consumable Fuels – 2.4% (continued)

3,989		Nustar Logistics Limited Partnership	7.625%		Ba2	$101,440
68,538		Pembina Pipeline Corporation	5.750%		BB+	1,320,962
		Total Oil, Gas & Consumable Fuels				7,533,408

		Real Estate Management & Development – 0.2% (0.1% of Total Investments)

26,111		Landmark Infrastructure Partners LP	8.000%		N/R	629,014

		Trading Companies & Distributors – 0.3% (0.2% of Total Investments)

37,739		GATX Corporation	5.625%		BBB	900,075
		Total $25 Par (or similar) Retail Preferred (cost $102,856,248)				100,093,583

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (12)	Value

		CONVERTIBLE BONDS – 1.0% (0.7% of Total Investments)

		Multi-Utilities – 0.5% (0.4% of Total Investments)

$1,670		Dominion Resources Inc.	5.750%	10/01/54	BBB–	$1,711,750

		Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

1,705		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	1,449,250
$3,375		Total Convertible Bonds (cost $3,312,965)				3,161,000

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (12)	Value

		CORPORATE BONDS – 19.9% (13.9% of Total Investments)

		Commercial Services & Supplies – 1.6% (1.1% of Total Investments)

$1,225		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	$1,212,750
2,285		Covanta Holding Corporation	5.875%	3/01/24	Ba3	2,227,875
1,515		GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	1,643,775
		Total Commercial Services & Supplies				5,084,400

		Construction & Engineering – 0.2% (0.2% of Total Investments)

7,500	NOK	VV Holding AS, 144A	6.230%	7/10/19	N/R	819,268

		Consumer Finance – 0.1% (0.1% of Total Investments)

330		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	313,500

		Diversified Telecommunication Services – 1.2% (0.9% of Total Investments)

1,955		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	1,998,988
2,060		SBA Communications Corporation, 144A	4.875%	9/01/24	B	1,993,050
		Total Diversified Telecommunication Services				3,992,038

		Electric Utilities – 0.2% (0.1% of Total Investments)

775		Intergen NV, 144A	7.000%	6/30/23	B1	666,500

		Energy Equipment & Services – 0.5% (0.4% of Total Investments)

1,515	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	1,693,263

		Equity Real Estate Investment Trusts – 3.3% (2.3% of Total Investments)

1,840		Care Capital Properties, Inc., 144A	5.125%	8/15/26	BBB–	1,767,379
555		CoreCivic, Inc.	4.625%	5/01/23	Ba1	539,738
635		Corporate Office Properties LP	5.000%	7/01/25	BBB–	650,328
1,795		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	1,889,238
1,390		Geo Group Inc.	6.000%	4/15/26	B+	1,334,400
935		MPT Operating Partnership Finance	5.250%	8/01/26	BBB–	876,562
955		Omega Healthcare Investors Inc.	4.500%	4/01/27	BBB–	913,372
1,600		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	1,536,000
1,070		Trust F/1401, 144A	5.250%	1/30/26	Baa2	1,027,200
		Total Equity Real Estate Investment Trusts				10,534,217

18	NUVEEN

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (12)	Value

		Gas Utilities – 1.5% (1.0% of Total Investments)

$1,075		AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/26	BB	$1,069,292
1,525		Ferrellgas LP	6.750%	1/15/22	B	1,437,312
965		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	965,000
20		Suburban Propane Partners LP	5.500%	6/01/24	BB–	20,050
1,205		Suburban Propane Partners LP	5.750%	3/01/25	BB–	1,211,025
		Total Gas Utilities				4,702,679

		Health Care Equipment & Supplies – 0.3% (0.2% of Total Investments)

1,050		Tenet Healthcare Corporation	8.125%	4/01/22	B–	958,125

		Health Care Providers & Services – 1.3% (0.9% of Total Investments)

935		Acadia Healthcare	5.625%	2/15/23	B	920,975
710		Community Health Systems, Inc.	6.875%	2/01/22	B	473,925
425		HCA Inc.	5.375%	2/01/25	BB	415,969
755		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	660,625
715		Kindred Healthcare Inc.	6.375%	4/15/22	B–	609,537
390		Lifepoint Health Inc.	5.875%	12/01/23	Ba2	388,537
635		Select Medical Corporation	6.375%	6/01/21	B–	609,200
		Total Health Care Providers & Services				4,078,768

		Hotels, Restaurants & Leisure – 0.4% (0.3% of Total Investments)

1,255		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A	4.500%	9/01/26	BB–	1,201,662

		Independent Power & Renewable Electricity Producers – 0.6% (0.4% of Total Investments)

1,105		Dynegy Inc., 144A	8.000%	1/15/25	B+	1,016,600
1,420		GenOn Energy Inc.	9.500%	10/15/18	CCC+	990,450
		Total Independent Power & Renewable Electricity Producers				2,007,050

		Internet Software & Services – 0.4% (0.2% of Total Investments)

1,125		Equinix Inc.	5.750%	1/01/25	BB+	1,160,156

		IT Services – 0.6% (0.4% of Total Investments)

1,875		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	1,954,688

		Marine – 0.2% (0.1% of Total Investments)

605		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	520,300

		Multi-Utilities – 1.4% (1.0% of Total Investments)

1,505	GBP	Centrica PLC, Reg S	5.250%	4/10/75	BBB	1,897,856
2,000	GBP	RWE AG, Reg S	7.000%	3/29/49	BB+	2,556,046
		Total Multi-Utilities				4,453,902

		Oil, Gas & Consumable Fuels – 3.7% (2.6% of Total Investments)

215		Calumet Specialty Products	6.500%	4/15/21	CCC+	175,762
1,420		Calumet Specialty Products	7.625%	1/15/22	CCC+	1,157,300
540		Crestwood Midstream Partners LP	6.125%	3/01/22	BB–	545,400
1,420		Energy Transfer Equity LP	5.500%	6/01/27	BB+	1,390,720
425		Genesis Energy LP	5.625%	6/15/24	B+	416,500
920		Gibson Energy, 144A	6.750%	7/15/21	BB	954,500
670		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	633,150
95		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	90,725
1,100		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,067,000
400		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	390,000
335		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	334,162
575		Northern Tier Energy LLC	7.125%	11/15/20	BB–	598,000
1,110		PBF Holding Company LLC, 144A	7.000%	11/15/23	BBB–	1,060,050
970		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	931,200
985		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BBB–	1,061,338

NUVEEN	19

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (12)	Value

		Oil, Gas & Consumable Fuels – 3.7% (continued)

$805		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B	$786,888
150		Tesoro Logistics LP Finance Corporation	5.250%	1/15/25	BB+	152,062
		Total Oil, Gas & Consumable Fuels				11,744,757

		Real Estate Management & Development – 1.0% (0.7% of Total Investments)

1,295		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,333,850
1,735		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,748,013
		Total Real Estate Management & Development				3,081,863

		Road & Rail – 0.3% (0.2% of Total Investments)

1,090		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	1,117,250

		Software – 0.4% (0.3% of Total Investments)

1,265		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	1,182,775

		Transportation Infrastructure – 0.1% (0.1% of Total Investments)

475		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB+	452,675

		Wireless Telecommunication Services – 0.6% (0.4% of Total Investments)

876		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	834,390
1,105		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	1,107,762
		Total Wireless Telecommunication Services				1,942,152
		Total Corporate Bonds (cost $65,449,861)				63,661,988

Principal Amount (000)	(14)	Description (1)	Coupon	Maturity	Ratings (12)	Value

		1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.6% (6.0% of Total Investments)

		Diversified Financial Services – 0.3% (0.2% of Total Investments)

$810		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$852,591

		Electric Utilities – 5.1% (3.5% of Total Investments)

1,435		AES Gener SA, 144A	8.375%	12/18/73	BB	1,488,812
6,710		Emera, Inc.	6.750%	6/15/76	BBB–	7,112,600
2,035		Enel SpA, 144A	8.750%	9/24/73	BBB–	2,311,455
1,000	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	1,067,534
1,445		Exelon Corporation	6.350%	3/15/33	Baa2	1,485,652
2,075	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	2,796,492
		Total Electric Utilities				16,262,545

		Energy Equipment & Services – 3.0% (2.1% of Total Investments)

4,205		TransCanada Trust	5.875%	8/15/76	BBB	4,352,175
5,410		TransCanada Trust	5.625%	5/20/75	BBB	5,424,715
		Total Energy Equipment & Services				9,776,890

		Oil, Gas & Consumable Fuels – 0.2% (0.2% of Total Investments)

675		Enterprise Products Operating LP	7.034%	1/15/68	Baa2	705,251
		Total $1,000 Par (or similar) Institutional Preferred (cost $27,118,321)				27,597,277

Principal Amount (000)		Description (1)	Interest Rate (8)	Maturity (8)		Value

		WHOLE LOANS – 6.7% (4.7% of Total Investments) (2), (3), (4)

		Commercial Loans – 3.6% (2.5% of Total Investments)

$2,198		150 North Pantano I, AZ	4.900%	8/01/19		$2,191,384
14,000		NCH Commercial Pool II, Rocky Point, Mexico, (5), (7)	11.925%	8/01/14		3,690,400

20	NUVEEN

Principal Amount (000)	Description (1)	Interest Rate (8)	Maturity (8)	Value

	Commercial Loans (continued)

$4,523	RealtiCorp Fund III, Crystal River, FL, (5), (6)	5.925%	7/01/17	$4,046,315
1,943	RL Stowe Portfolio, Belmont, NC and Chattanooga, TN	3.925%	1/01/20	1,570,454
22,664	Total Commercial Loans			11,498,553

	Multifamily Loans – 3.1% (2.2% of Total Investments)

4,897	NCH Multifamily Pool II, Rocky Point Mexico, (5), (7)	11.925%	8/01/14	33,645
4,400	NCH Multifamily Pool, Oklahoma City, OK, (5), (7)	11.925%	8/01/14	2,460,040
12,435	Sapphire Skies I, Cle Elum, WA, (5), (9)	1.925%	3/01/20	7,588,098
21,732	Total Multifamily Loans			10,081,783
$44,396	Total Whole Loans (cost $43,100,984)			21,580,336

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	CORPORATE NOTES – 2.5% (1.7% of Total Investments) (2), (3), (4)

	Diversified Financial Services – 2.5% (1.7% of Total Investments)

$8,000,000	Stratus III, Stratus Properties Inc., (5)	7.250%	12/31/16	$8,000,000
$8,000,000	Total Corporate Notes (cost $8,000,000)			8,000,000

Shares	Description (1), (15)			Value

	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)

	Diversified Other – 1.2% (0.9% of Total Investments)

1,417,148	John Laing Infrastructure Fund			$2,243,016
500,022	NextEnergy Solar Fund Limited			656,909
707,391	Starwood European Real Estate Finance Limited			922,704
	Total Diversified Other			3,822,629
	Total Investment Companies (cost $4,187,379)			3,822,629
	Total Long-Term Investments (cost $480,228,585)			451,923,796

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.1% (1.5% of Total Investments)

$6,840	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/16, repurchase price $6,840,499, collateralized by $6,055,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $6,978,388	0.030%	12/01/16	$6,840,493
	Total Short-Term Investments (cost $6,840,493)			6,840,493
	Total Investments (cost $487,069,078) – 143.3%			458,764,289
	Borrowings – (43.0)% (16), (17)			(137,500,000)
	Other Assets Less Liabilities – (0.3)% (18)			(1,209,412)
	Net Assets – 100%			$320,054,877

Investments in Derivatives as of November 30, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(64)	3/17	$(7,542,000)	$18,000	$11,378

NUVEEN	21

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Total Return Swaps

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	iSHR DJ Real Estate ETF	3-Month USD-LIBOR-ICE	6/6/17	$3,710,025	$(7,203)
Morgan Stanley Capital Services LLC	Vanguard Global Ex-U.S. REIT ETF	3-Month USD-LIBOR-ICE	6/6/17	3,729,250	(137,355)
Morgan Stanley Capital Services LLC	iShares iBoxx $ High Yield Corporate Bond ETF	3-Month USD-LIBOR-ICE	6/6/17	6,335,600	91,313
Morgan Stanley Capital Services LLC	iShares Global Infrastructure ETF	3-Month USD-LIBOR-ICE	6/6/17	9,528,800	(279,835)
Morgan Stanley Capital Services LLC	iShares S&P® Preferred Stock Index ETF	3-Month USD-LIBOR-ICE	6/6/17	11,666,700	(435,231)
				$34,970,375	$(768,311)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Interest rates on whole loans and corporate notes are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(3)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(4)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Loan is currently in default with regards to scheduled interest and/or principal payments.

(8)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(9)	The interest rate will increase to 2.000% on March 1, 2017.

(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(11)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(12)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(13)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(14)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(15)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(16)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(17)	Borrowings as a percentage of Total Investments is 30.0%.

(18)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

22	NUVEEN

Statement of Assets and Liabilities	November 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $480,228,585)	$451,923,796
Short-term investments, at value (cost approximates value)	6,840,493
Cash denominated in foreign currencies (cost $161,961)	161,590
Cash	54,595
Receivable for:
Dividends	1,550,403
Interest	1,826,970
Investments sold	8,613,221
Reclaims	86,491
Variation margin on futures contracts	18,000
Other assets	663
Total assets	471,076,222
Liabilities
Borrowings	137,500,000
Unrealized depreciation on total return swaps, net	768,311
Payable for:
Dividends	1,834,276
Investments purchased	9,826,745
Accrued expenses:
Management fees	442,389
Interest on borrowings	371,399
Other	278,225
Total liabilities	151,021,345
Net assets	$320,054,877
Shares outstanding	17,835,395
Net asset value (“NAV”) per share outstanding	$17.94
Net assets consist of:
Shares, $.01 par value per share	$178,354
Paid-in surplus	434,682,235
Undistributed (Over-distribution of) net investment income	1,133,725
Accumulated net realized gain (loss)	(86,853,152)
Net unrealized appreciation (depreciation)	(29,086,285)
Net assets	$320,054,877
Authorized shares	Unlimited

See accompanying notes to financial statements.

NUVEEN	23

Statement of Operations	Six Months Ended November 30, 2016 (Unaudited)

Investment Income
Dividends (net of tax withheld of $(326,547)	$10,465,570
Interest	4,476,548
Total investment income	14,942,118
Expenses
Management fees	2,286,827
Interest expense on borrowings	956,830
Custodian fees	121,601
Trustees fees	106,288
Professional fees	69,384
Shareholder reporting expenses	48,610
Shareholder servicing agent fees	7,093
Stock exchange listing fees	3,916
Other	23,988
Total expenses before expense reimbursement	3,624,537
Expense reimbursement	(601,611)
Net expenses	3,022,926
Net investment income (loss)	11,919,192
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,989,626
Swaps	(516,036)
Futures contracts	183,632
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(16,120,010)
Swaps	(768,311)
Futures contracts	11,378
Net realized and unrealized gain (loss)	(15,219,721)
Net increase (decrease) in net assets from operations	$(3,300,529)

See accompanying notes to financial statements.

24	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 11/30/16	Year Ended 5/31/16
Operations
Net investment income	$11,919,192	$29,796,881
Net realized gain (loss) from:
Investments and foreign currency	1,989,626	(42,360,044)
Swaps	(516,036)	—
Futures contracts	183,632	(143,895)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(16,120,010)	14,953,637
Swaps	(768,311)	—
Futures contracts	11,378	41,626
Net increase (decrease) in net assets from operations	(3,300,529)	2,288,205
Distributions to Shareholders
From net investment income	(11,531,531)	(31,602,898)
Decrease in net assets from distributions to shareholders	(11,531,531)	(31,602,898)
Capital Share Transactions
Common shares:
Cost of shares repurchased or retired	(959,221)	(7,660,004)
Cost of shares repurchased and retired through tender offer	—	(36,737,199)
Net increase (decrease) in net assets from capital share transactions	(959,221)	(44,397,203)
Net increase (decrease) in net assets	(15,791,281)	(73,711,896)
Net assets at the beginning of period	335,846,158	409,558,054
Net assets at the end of period	$320,054,877	$335,846,158
Undistributed (Over-distribution of) net investment income at the end of period	$1,133,725	$746,064

See accompanying notes to financial statements.

NUVEEN	25

Statement of Cash Flows	Six Months Ended November 30, 2016

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(3,300,529)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(233,248,044)
Proceeds from sales and maturities of investments	222,285,909
Proceeds from (Purchases of) short-term investments, net	8,496,341
Proceeds from (Payments for) swap contracts, net	(516,036)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(52,361)
Proceeds from (Payments for) closed foreign currency spot contracts	40,057
Amortization (Accretion) of premiums and discounts, net	(333,174)
(Increase) Decrease in:
Receivable for dividends	(466,327)
Receivable for interest	1,824,182
Receivable for investments sold	(3,687,179)
Receivable for reclaims	47,197
Receivable for variation margin on futures contracts	(18,000)
Other assets	4,345
Increase (Decrease) in:
Payable for investments purchased	4,807,840
Accrued management fees	236,056
Accrued interest on borrowings	37,462
Accrued other expenses	5,034
Net realized (gain) loss from:
Investments and foreign currency	(1,989,626)
Swaps	516,036
Paydowns	(2,800)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	16,120,010
Swaps	768,311
Net cash provided by (used in) operating activities	11,574,704
Cash Flows from Financing Activities
Proceeds from borrowings	1,200,000
Cash distributions paid to shareholders	(11,760,888)
Cost of shares repurchased and retired	(959,221)
Net cash provided by (used in) financing activities	(11,520,109)
Net Increase (Decrease) in Cash	54,595
Cash at the beginning of period	—
Cash at the end of period	$54,595

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$904,437

See accompanying notes to financial statements.

26	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	27

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Repur chased and Retired		Repur chased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 5/31:
2017(g)	$18.77	$0.67	$(0.85)	$(0.18)	$(0.65)	$—	$—	$(0.65)	$—	**	$—	$17.94	$15.41
2016	20.06	1.55	(1.28)	0.27	(1.65)	—	—	(1.65)	0.07		0.02	18.77	16.19
2015(f)	20.00	1.14	(0.14)	1.00	(1.03)	—	—	(1.03)	0.01		0.08	20.06	17.91

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 5/31:
2017(g)	$137,500	$3,328
2016	136,300	3,464
2015(f)	170,300	3,405

28	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate(e)

(1.13)%	(1.07)%	$320,055	2.09	%*	6.53	%*	1.74	%*	6.87	%*	53%
2.26	0.09	335,846	2.22		7.80		1.63		8.40		87
5.60	3.99	409,558	2.10	*	7.10	*	1.40	*	7.80	*	104

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements), where applicable. The Fund ceased utilizing reverse repurchase agreements during the period September 8, 2014 (commencement of operations) through May 31, 2015.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets
Year Ended 5/31:
2017(g)	0.55	%*
2016	0.51
2015(f)	0.38	*

(d)	After expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.
(g)	For the six months ending November 30, 2016.
*	Annualized.
**	Value rounds to less than $0.01.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Diversified Real Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “DRA.” The Fund was organized as a Massachusetts business trust on January 21, 2014.

The end of the reporting period for the Fund is November 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions, including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Under normal conditions:

•	The Fund will invest at least 80% of its managed assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participation and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

•	All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to whole loans, mortgage participations and other mortgage-related instruments).

•	The Fund may invest up to 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

•	The Fund may invest up to 50% of its managed assets in securities of issuers located in emerging markets.

•	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded-funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund may employ an option writing strategy, focused on securities issued by real asset related companies, that seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may also enter into derivative instruments to manage market or business risk, enhance return, hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may utilize leverage through the usage of (a) reverse repurchase agreements; (b) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; and (b) the issuance of preferred shares of beneficial interest or other senior securities. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

30	NUVEEN

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$2,427,336

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income collected for loans that are no longer held by the Fund is recorded when information is available. Interest income also reflects paydown gains and losses, if any.

During the normal course of business, the Fund may negotiate with the borrower in a loan agreement one or more of the following items: (i) entrance fees, (ii) exit fees, (iii) modification fees and (iv) prepayment penalties. Such fees, if any, are recorded when information is available and recognized as a component of “Fees income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of May 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably Real Estate Investment Trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

32	NUVEEN

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Single family whole loans are generally fair valued using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value ratios, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of single family whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate notes are fair valued using the discounted cash flow methodology. For corporate notes, the discounted cash flow methodology takes into account changes in prevailing interest rates, yield and liquidity spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of corporate notes can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes are yield and liquidity spreads. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments:*
Common Stocks	187,168,312	—		—		187,168,312
Convertible Preferred Securities	35,268,778	1,569,893	**	—		36,838,671
$25 Par (or similar) Retail Preferred	95,570,541	4,523,042	**	—		100,093,583
Convertible Bonds	—	3,161,000		—		3,161,000
Corporate Bonds	—	63,661,988		—		63,661,988
$1,000 Par (or similar) Institutional Preferred	—	27,597,277		—		27,597,277
Whole Loans	$—	$—		$21,580,336	**	$21,580,336
Corporate Notes	—	—		8,000,000	**	8,000,000
Investment Companies	3,822,629	—		—		3,822,629

Short-Term Investments:
Repurchase Agreements	—	6,840,493		—		6,840,493

Investments in Derivatives
Futures Contracts***	11,378	—		—		11,378
Total Return Swaps***	—	(768,311)		—		(768,311)
Total	$321,841,638	$106,585,382		$29,580,336		$458,007,356
*	Refer to the Fund’s portfolio of investments for whole loan categories and industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3
	Whole Loans	Corporate Notes	Total
Balance at the beginning of period	$35,794,041	$8,000,000	$43,794,041
Gains (losses):
Net realized gains (losses)	(5,068,779)	—	(5,068,779)
Change in net unrealized appreciation (depreciation)	1,064,734	—	1,064,734
Purchases at cost	7,296	—	7,296
Sales at proceeds	(10,500,123)	—	(10,500,123)
Net discounts (premiums)	283,167	—	283,167
Transfers into	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$21,580,336	$8,000,000	$29,580,336
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(4,068,286)	$—	$(4,068,286)

34	NUVEEN

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Commercial & Multifamily Whole Loans	$7,841,798	Discounted Cash Flow	Yield Spread	2.900% - 2.95	0%
		Discounted Cash Flow	Liquidity Spread	0.50%
		Discounted Cash Flow	Debt Service Coverage Ratio	0.00 - 1.00
	13,738,538	Appraisals	N/A	N/A
Corporate Notes	8,000,000	Price Ceiling	Cap	100.00
Total	$29,580,336

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Convertible Preferred Securities	$2,243,241	$—	$—	$(2,243,241)	$—	$—
$25 Par (or similar) Retail Preferred	2,954,492	—	—	(2,954,492)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$53,691,123	11.7%
Australia	23,281,968	5.1
United Kingdom	18,346,452	4.0
Singapore	16,585,720	3.6
Hong Kong	9,575,168	2.1
Spain	7,747,890	1.7
Other	44,166,649	9.6
Total non-U.S. Securities	$173,394,970	37.8%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Funds may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

36	NUVEEN

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loan Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%
Multi-family loans	$7,588,098	75.3%	$—	—%	$—	—%	$—	—%	$2,493,685	24.7%	$10,081,783	100%
Commercial loans	3,761,838	32.7	—	—	4,046,315	35.2	—	—	3,690,400	32.1	11,498,553	100
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,840,493	$(6,840,493)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$5,221,917
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$11,378	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$183,632	$11,378

Total Return Swap Contracts

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on total return swaps (,net)”.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on total return swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the

38	NUVEEN

fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Total return swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund utilized total return swaps with the objective of increasing income in the Fund. The Fund added five total return swaps for approximately $35 million using exchange traded funds (ETFs) that align as closely as possible with the five sectors of the real asset income portion of the portfolio.

Average notional amount of total return swap contracts outstanding*	$23,416,752
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Swaps (OTC Uncleared)	Unrealized depreciation on total return swaps, net	$91,313	—	$—

Equity price	Swaps (OTC Uncleared)	Unrealized depreciation on total return swaps, net	(859,624)	—	—
Total			$(768,311)		$ —

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Total Return Swaps**	Gross Unrealized (Depreciation) on Total Return Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Total Return Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$91,313	$(859,624)	$91,313	$(768,311)	$317,440	$(450,871)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Equity price	Swaps	$(516,036)	$(768,311)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Repurchase Program

The Board has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 1,790,000 shares) in open-market transactions at the Adviser’s discretion.

Tender Offers

The Board had authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of its then outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

On September 23, 2014, Nuveen announced the Fund’s first tender offer, which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On March 24, 2015, Nuveen announced the Fund’s second tender offer, which commenced on April 6, 2015 and expired on May 8, 2015. The tender offer was oversubscribed (59% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On October 22, 2015, Nuveen announced the Fund’s third and final tender offer, which commenced on November 2, 2015 and expired on December 1, 2015. The tender offer was oversubscribed (55% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

The final results of each tender offer are as shown in the accompanying table.

	November 7, 2014 Expiration	May 8, 2015 Expiration	December 1, 2015 Expiration
Number of shares outstanding before tender offer	25,344,382	22,683,944	20,241,550
Number of shares authorized for tender offer	2,534,438	2,268,394	2,024,155
Purchase price (99% of share NAV on expiration date)	$19.8695	$19.9754	$18.1494
Number of shares outstanding after tender offer	22,809,944	20,415,550	18,217,395

Share Transactions

Transactions in shares (excluding shares owned by the Adviser) during the current and prior fiscal periods were as follows:

	Six Months Ended 11/30/16	Year Ended 5/31/16
Shares:*
Repurchased and retired (open market purchases)	(59,500)	(496,500)
Repurchased and retired through tender offer December 1, 2015 expiration	—	(2,024,155)
Total	(59,500)	(2,520,655)
Open market purchases:
Weighted average price per share	$16.10	$15.41
Weighted average discount per share	15.30%	14.63%
*	As of November 30, 2016 and May 31, 2016, the Adviser and Sub-Adviser each owned one share of the Fund.

Tender Offers:
Expiration	December 1, 2015
Purchase price per share	$18.1494
Discount per share	1.00%

40	NUVEEN

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $233,248,044 and $222,285,909, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$495,546,588
Gross unrealized:
Appreciation	$13,323,852
Depreciation	(50,106,151)
Net unrealized appreciation (depreciation) of investments	$(36,782,299)

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, paydowns and nondeductible offering costs, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2016, the Fund’s last tax year end, as follows:

Paid-in surplus	$(188,498)
Undistributed (Over-distribution of) net investment income	(618,453)
Accumulated net realized gain (loss)	806,951

The tax components of undistributed net ordinary income and net long-term capital gains as of May 31, 2016, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$3,250,647
Undistributed net long-term capital gains	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interests, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on May 11, 2016 and paid on June 1, 2016.

The tax character of distributions paid during the Fund’s last tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[2]	$32,196,361
Distributions from net long-term capital gains	—
[2] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to short-term realized gains.

As of May 31, 2016, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table.

Capital losses to be carried forward – not subject to expiration	$80,413,610

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For managed assets over $1 billion	0.7500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2016, the complex-level fee for the Fund was 0.1621%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage and expenses related to the Fund’s tender offers, do not exceed 1.02% of the Fund’s average net assets.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

8. Borrowing Arrangements

The Fund has previously entered into a borrowing arrangement as a means of leverage.

During the current fiscal period, the Fund sourced its leverage from a bank through a 364-day combined $122,000,000 (maximum commitment amount) Term Loan and a $38,000,000 (maximum commitment amount) Revolving Line of Credit, (collectively, the “Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $137,500,000.

42	NUVEEN

Interest is charged on the Term Loan and the Revolving Line of Credit at a rate per annum equal to three-month LIBOR plus 0.65% and either one-month LIBOR or three-month LIBOR plus 0.65%, respectively. In addition to interest, the Fund also accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $136,503,279 and 1.40%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

9. Subsequent Events

Borrowing Arrangements

On December 18, 2016, the Fund renewed its Borrowings through December 18, 2017. In conjunction with this renewal the Fund terminated the Term Loan and increased its Line of Credit to $152,000,000. All other terms remained unchanged.

NUVEEN	43

Additional

Fund Information

Board of Trustees*
Roger A. Gibson	Leonard W. Kedrowski**	Richard K. Riederer	James M. Wade

*	The Fund’s Board of Trustees is comprised entirely of independent trustees.
**	Chairman of the Board of Trustees

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodians State Street Bank & Trust Company One Lincoln Street, Boston, MA 02111 U.S. Bank National Association 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53202	Legal Counsel Ropes & Gray LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common shares of beneficial interest at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common shares of beneficial interest (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

DRA
Shares repurchased	59,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

44	NUVEEN

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Custom Blended Index (Old Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA/Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA/Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

∎	Custom Blended Index (New Comparative Benchmark effective December 31, 2015): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

NUVEEN	45

Glossary of Terms Used in this Report (continued)

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

46	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	47

Approving the Fund’s

Investment Management and Investment Sub-Advisory Agreements

The Fund has entered into an Investment Management Agreement with Nuveen Fund Advisors, LLC (“NFA”) and NFA has entered into an Investment Sub-Advisory Agreement with Nuveen Asset Management, LLC (“NAM” and, collectively with NFA, “Nuveen”) with respect to the Fund (collectively, the “Agreements”).

Each year, the Board of Trustees (the “Board”), which is comprised entirely of independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that NFA and NAM provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

At meetings held on May 10, 2016 and June 9, 2016, the Fund’s Board considered information relating to the proposed renewal of the Agreements. In considering the Agreements, the Board, advised by independent legal counsel, requested and received a substantial amount of information from NFA, NAM and the independent consultant on, among other things, the following factors: (i) the nature, quality and extent of NFA and NAM’s services, (ii) the comparative investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of NFA and NAM, including an analysis of the cost of providing services, (v) whether economies of scale are realized and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to NFA and NAM from their relationship with the Fund. The Board was aware that there are alternatives to retaining NFA and NAM. Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services provided to the Fund under the Agreements. The Board noted that the Investment Management Agreement provides for the supervision of the Fund’s investment program, managing risks and leverage, determining dividends and distributions, providing tax advice and pricing the Fund’s securities. The Board further noted that the Investment Sub-Advisory Agreement provides that NAM makes investment decisions, place purchase and sale orders for portfolio transactions in the Fund and employs professional portfolio managers and securities analysts to provide research services relating to the Fund. The Board also considered that Nuveen is responsible for providing certain corporate administrative functions, including accounting and bookkeeping, supervising all administrative and clerical personnel, compiling and maintaining records with respect to the Fund’s operations, preparing and filing reports with the SEC, and preparing proxy materials and periodic reports to the shareholders. The Board considered the quality of the services provided and the quality of Nuveen’s resources that are available to the Fund. The Board evaluated Nuveen’s administrative, accounting, tax, legal, risk management and compliance services and the size and functions of its staff providing investment management services to the Fund. The Board also noted that it receives and reviews information on these services throughout the year. In this regard, the Board noted that, during the period since the Fund’s inception, Nuveen provided fee concessions to the Fund, and the Board considered those concessions when reviewing the performance and expenses of the Fund.

Investment Performance

The Board noted that the Fund is in the 24th percentile among the funds in the Lipper Sector Equity peer group for the one-year ended March 31, 2016. The Board also considered supplemental performance data provided by NFA and noted that the Fund outperformed its two performance benchmarks during the first quarter, one-year and since inception periods ended March 31, 2016. The Board also considered the Fund’s discount history and whether the continuity of services provided by NFA and NAM might minimize the Fund’s trading discount in the future.

48	NUVEEN

Fees and Expenses

The Board considered that the Fund currently has the lowest net total fee and expense ratio in its peer group by a wide margin and that if Nuveen were to substitute the contractual management fee (without fee waivers) for the actual management fee (with fee waivers) then the Fund would still have the second lowest net fee and expense ratio in its peer group. The Trustees further considered the Fund’s fee schedule, noting that it is consistent with other Nuveen funds that have a similar mandate and that NAM’s fee is paid by NFA.

Profitability of NFA and NAM

The Board examined Nuveen’s costs in providing investment advisory services to the Fund. The Board considered that NFA is currently waiving a portion of the management fees it receives from the Fund and, as a result, the Fund operates at a loss to Nuveen.

Economies of Scale

The Board considered that the Fund’s fee schedule is comprised of two components: a Fund-level fee and a complex-level fee, both of which are subject to specified breakpoints. The Board noted that the Fund-level breakpoints are based on the Fund’s assets under management and the complex-level breakpoints are based on the aggregate Nuveen mutual fund and closed-end fund assets under management and enable Fund shareholders to benefit from complex-wide economies of scale due to on-going growth in mutual fund and closed-end fund assets across the fund complex. The Board noted that Nuveen had agreed to cap expenses for the first two years after the closing of the mergers of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (together, the “predecessor funds”) into the Fund in September 2014. Nuveen agreed to waive fees or reimburse expenses during such two year time period so that the total annual operating expense ratio (excluding the costs of leverage) of the Fund would be two basis points (0.02%) less than the lowest total annual expense ratio (excluding the costs of leverage) of the predecessor funds for the period from the first day of the then-current fiscal year through the last day of the month prior to the consummation of the mergers, on an annualized basis.

Other Benefits to NFA and NAM

The Board also considered the direct and indirect benefits that may accrue to Nuveen from its relationship with the Fund. In this regard, the Trustees noted that there are no fall-out benefits accruing to Nuveen for its management of the Fund.

After full consideration of these factors, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of Nuveen’s operations, resources, experience, reputation and personnel and that approval of the Agreements was in the interest of the Fund.

NUVEEN	49

Notes

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-D-1116D        22029-INV-B-01/18

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a ‘Covered Person’), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a ‘Disinterested Trustee’ is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words ‘claim,’ ‘action,’ ‘suit’ or ‘proceeding’ shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words ‘liability’ and ‘expenses’ shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she

C-1

reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Declaration of Trust of Registrant, dated January 10, 2012.(1)

(2)	By-Laws of Registrant, Amended and Restated as of November 18, 2009.(1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014.(3)

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015.(3)

(6)(c)	Renewal of Investment Management Agreement, dated July 27, 2016.(3)

(6)(d)	Investment Sub-Advisory Agreement, dated October 1, 2014.(3)

(6)(e)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015.(3)

(6)(f)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 27, 2016.(3)

(7)	Not applicable.

(8)	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees, Amended and Restated as of January 1, 2013.(3)

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015.(3)

(9)(b)	Appendix A to Custodian Agreement, dated July 15, 2015, updated as of November 7, 2016.(3)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.(2)

C-2

(13)(b)	Amendment to Transfer Agency and Service Agreement, dated July 1, 2011.(2)

(13)(c)	Amendment to Transfer Agency and Service Agreement, dated July 15, 2015.(3)

(13)(d)	Amendment to Transfer Agency and Service Agreement, dated January 20, 2017.(3)

(14)(a)	Consent of Independent Auditor for the Registrant is filed herewith.

(14)(b)	Consent of Independent Auditor for Diversified Real Asset Income Fund is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(1)	Filed on January 26, 2012 with the Registrant’s Registration Statement on Form N-2 (File No. 333-179180) and incorporated by reference herein.
(2)	Filed on March 23, 2012 with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-179180) and incorporated by reference herein.
(3)	Filed on March 16, 2017 with the Registrant’s Registration Statement on Form N-14 (File No. 333-216753) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

C-3

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois, on the 24th day of April, 2017.

Nuveen Real Asset Income and Growth Fund

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Cedric H. Antosiewicz	Chief Administrative Officer		April 24, 2017
Cedric H. Antosiewicz	(principal executive officer)

/s/ Stephen D. Foy	Vice President and Controller		April 24, 2017
Stephen D. Foy	(principal financial and accounting officer)

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Margo L. Cook*	Trustee	)
)
Jack B. Evans*	Trustee	)
)
William C. Hunter*	Trustee	)	By: /s/ Gifford R. Zimmerman
		)	Gifford R. Zimmerman
David J. Kundert*	Trustee	)	Attorney-in-Fact
		)	April 24, 2017
Albin F. Moschner*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Terence J. Toth*	Trustee	)
)
Margaret L. Wolff*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

(14)(a)	Consent of Independent Auditor for the Registrant.

(14)(b)	Consent of Independent Auditor for Diversified Real Asset Income Fund.